UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08932

Artisan Partners Funds, Inc.

(Exact name of registrant as specified in charter)

875 East Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

(Address of principal executive offices) (Zip Code)

Sarah A. Johnson	Rajib Chanda
Artisan Partners Funds, Inc.	Ropes & Gray LLP
875 East Wisconsin Avenue, Suite 800	One Metro Center
Milwaukee, Wisconsin 53202	700 12th Street, N.W., Suite 900
Washington, D.C. 20005-3948

(Name and address of agents for service)

Registrant’s telephone number, including area code: (414) 390-6100

Date of fiscal year end: 9/30/12

Date of reporting period: 9/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

ANNUAL

REPORT

September 30, 2012

ARTISAN GLOBAL EQUITY FUND

ARTISAN GLOBAL OPPORTUNITIES FUND

(formerly known as

Artisan Growth Opportunities Fund)

ARTISAN GLOBAL VALUE FUND

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL SMALL CAP FUND

ARTISAN INTERNATIONAL VALUE FUND

ARTISAN MID CAP FUND

ARTISAN MID CAP VALUE FUND

ARTISAN SMALL CAP FUND

ARTISAN SMALL CAP VALUE FUND

ARTISAN VALUE FUND

ARTISAN FUNDS

INVESTOR SHARES

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan Global Equity Fund
4	Artisan Global Opportunities Fund
6	Artisan Global Value Fund
8	Artisan International Fund
10	Artisan International Small Cap Fund
12	Artisan International Value Fund
14	Artisan Mid Cap Fund
16	Artisan Mid Cap Value Fund
18	Artisan Small Cap Fund
20	Artisan Small Cap Value Fund
22	Artisan Value Fund

SCHEDULES OF INVESTMENTS
24	Artisan Global Equity Fund
27	Artisan Global Opportunities Fund
30	Artisan Global Value Fund
33	Artisan International Fund
36	Artisan International Small Cap Fund
39	Artisan International Value Fund
42	Artisan Mid Cap Fund
45	Artisan Mid Cap Value Fund
47	Artisan Small Cap Fund
49	Artisan Small Cap Value Fund
52	Artisan Value Fund

54	STATEMENTS OF ASSETS AND LIABILITIES

60	STATEMENTS OF OPERATIONS

66	STATEMENTS OF CHANGES IN NET ASSETS

72	FINANCIAL HIGHLIGHTS

83	NOTES TO FINANCIAL STATEMENTS

107	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

109	SHAREHOLDER EXPENSE EXAMPLE

112	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

114	PROXY VOTING POLICIES AND PROCEDURES

115	INFORMATION ABOUT PORTFOLIO SECURITIES

116	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For a prospectus, which contains that information and more information about each Fund, please call 800.344.1770 or visit our website at www.artisanfunds.com. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2012. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan Emerging Markets Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund and Artisan Value Fund offer other classes of shares. Reports on each of the other classes are available under separate cover.

Artisan Funds offered through Artisan Partners Distributors LLC, member FINRA.

ARTISAN GLOBAL EQUITY FUND (ARTHX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Global Equity Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a global (i.e., U.S. and non-U.S.) portfolio of companies of all market capitalizations. The investment team seeks to invest in high-quality, secular (as opposed to cyclical) growth companies with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

Themes. The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/29/2010 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	Since Inception
Artisan Global Equity Fund	35.43%	12.67%
MSCI ACWI IndexSM	20.98	5.50

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners Limited Partnership’s (the “Adviser” or “Artisan Partners”) contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 113 for a description of the index.

INVESTING ENVIRONMENT

Slow growth and high unemployment in the U.S. and eurozone prompted activist central bankers in each region to ease monetary conditions. However, neither region’s policymakers were able to agree upon long-term fiscally sustainable solutions over the period. The BRICs (Brazil, Russia, India and China) also showed signs of slowing growth, causing leaders in China and Brazil to attempt to generate economic growth through interest rate cuts or stimulus projects. Despite macroeconomic headwinds, the MSCI All Country World IndexSM advanced over the period. Regionally, the Americas were strongest. On a sector basis, strength came from the technology, health care and the consumer sectors. In addition, the popularly maligned financial sector showed growth over the period.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	16.9%	13.1%
Consumer Staples	21.8	25.8
Energy	4.7	5.0
Financials	14.5	11.9
Healthcare	8.6	6.4
Industrials	9.9	12.0
Information Technology	12.7	15.1
Materials	5.6	6.8
Telecommunication Services	1.8	1.2
Other assets less liabilities	3.5	2.7
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Global Equity Fund returned 35.43%, outperforming the MSCI All Country World IndexSM, which returned 20.98% over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Movado Group, Inc., an accessories retailer; Sands China Ltd., a casino and resort operator; CALBEE, Inc., a Japanese snack food manufacturer; Google Inc., an internet search engine provider; and Linde AG, a gas and engineering company.

Notable detractors included: Abercrombie & Fitch Co., a specialty retailer; Diamond Foods, Inc., a branded food company; Anadarko Petroleum Corporation, an independent oil and gas exploration and production company; Nexon Co., Ltd., an online game developer; and Arcos Dorados Holdings, Inc., a fast-food restaurant.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Americas	36.7%	40.0%
Europe	38.7	37.1
Pacific Basin	11.7	13.9
Emerging Markets	9.4	6.3

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including CALBEE, Inc., a Japanese snack food manufacturer; JAPAN TOBACCO INC., a tobacco product manufacturer; SABMiller plc, a beer company; SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED), an oil services company; and Anadarko Petroleum Corporation, an independent oil and gas exploration and production company. We funded these purchases in part by selling our positions in DANONE S.A., Schneider Electric SA, The Proctor & Gamble Company, McDonald’s Corporation, and Vodafone Group PLC.

ARTISAN GLOBAL OPPORTUNITIES FUND (ARTRX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Global Opportunities Fund employs a fundamental investment process to construct a diversified portfolio of growth companies across a broad capitalization range. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise Characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive Valuations. Through its own fundamental research, the team estimates the amount a private market buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating Profit Cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/22/2008 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	Since Inception
Artisan Global Opportunities Fund	32.37%	16.81%	9.81%
MSCI ACWI IndexSM	20.98	7.23	3.55

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 113 for a description of the index.

INVESTING ENVIRONMENT

In the one-year period ended September 30, 2012, the global stock market, as represented by the MSCI All Country World IndexSM, posted a positive return. Healthy corporate profitability and continued, albeit slow, economic progress from the lows following the 2008 financial crisis were positive influences to market returns. Conversely, concerns related to high sovereign debt levels in developed regions, particularly in Europe, created market volatility and fueled uncertainty regarding the sustainability of the economic recovery. Signs of economic activity leveling out in several major emerging markets countries also added to concerns.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	13.2%	9.5%
Consumer Staples	2.9	2.0
Energy	6.7	6.3
Financials	5.4	8.6
Healthcare	18.2	17.9
Industrials	13.4	10.7
Information Technology	28.1	33.6
Materials	4.1	6.8
Other assets less liabilities	8.0	4.6
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Global Opportunities Fund returned 32.37%, outperforming the MSCI All Country World IndexSM, which returned 20.98%.

Performance of the following stocks had a positive impact on the portfolio during the period: Regeneron Pharmaceuticals, Inc., a biopharmaceutical company, Apple Inc., a manufacturer of computers and electronic media devices, Monsanto Company, a provider of agricultural products for farmers, Google Inc., an Internet search engine provider, and Discover Financial Services, a diversified financial services provider.

Notable detractors included: Nokia Corporation, a provider of wireless and wireline communication services and equipment; Facebook, Inc., a provider of an Internet social network website; SINA Corporation, an online media and mobile value-added services provider; Ctrip.com International, Ltd., an online/call-center travel agency provider; and Shandong Weigao Group Medical Polymer Company Limited, a developer of single-use medical devices.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Americas	62.0%	59.9%
Europe	9.6	16.9
Emerging Markets	17.2	14.4
Pacific Basin	3.2	4.2

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Sanofi, a diversified health care company; SAP AG, a software solutions provider; Qualicorp SA, a health care benefits administrator; Amazon.com, Inc., a retail website operator; and Raia Drogasil SA, a retail drugstore chain in Brazil. We funded these purchases in part by selling our positions in Allergan, Inc., Broadcom Corporation, Coca-Cola Icecek AS, Baker Hughes Incorporated and Telefonaktiebolaget LM Ericsson.

ARTISAN GLOBAL VALUE FUND (ARTGX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Global Value Fund employs a fundamental investment process to construct a diversified portfolio of securities of undervalued U.S. and non-U.S. companies. The Fund’s investment process focuses on identifying what the investment team considers to be high- quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to the team’s estimate of the intrinsic value of a business.

Business Quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial Strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-Oriented Management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/10/2007 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	Since Inception
Artisan Global Value Fund	26.90%	12.01%	4.28%
MSCI ACWI IndexSM	20.98	7.23	-2.42

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 113 for a description of the index.

INVESTING ENVIRONMENT

Global equity markets experienced more of the same volatility that they have been experiencing for the past few years. The euro crisis continued during the year ended September 30, 2012 and most economic data suggested a sluggish, slowing global economy. Despite all of the macro negativity, stocks moved ahead and posted a double-digit gain for the year ended September 30, 2012. Investor sentiment received a boost as central banks around the world continued to pour liquidity into global markets. Meanwhile, earnings reports showed that many companies were weathering the slow growth economic environment.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	17.3%	12.1%
Consumer Staples	13.2	11.6
Energy	2.1	2.1
Financials	26.8	23.2
Healthcare	7.9	6.0
Industrials	11.9	6.9
Information Technology	13.7	15.0
Materials	1.7	1.2
Other assets less liabilities	5.4	21.9
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Global Value Fund returned 26.90%, outperforming the MSCI All Country World IndexSM, which returned 20.98% over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: MasterCard Incorporated, a payment solutions company; Compass Group PLC, a catering company; Signet Jewelers Ltd., a jewelry retailer; Google Inc., an Internet search company; and Diageo plc, a maker of alcoholic beverages.

Notable detractors included: SANKYO CO., LTD., a pachinko machine manufacturer; Daiwa Securities Group Inc., a financial services provider; Mitsubishi UFJ Financial Group, Inc., a financial and investment services provider; and The Progressive Corporation, an insurance holding company.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Americas	54.2%	47.6%
Europe	32.6	27.1
Pacific Basin	7.8	3.4

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including software supplier Oracle Corporation; insurance services holding company Aon PLC; food retailer Tesco plc; insurance holding company The Progressive Corporation; and toy manufacturer Hasbro, Inc. We funded these purchases in part by selling our positions in Lowe’s Companies, Inc., Lockheed Martin Corporation, Panalpina Welttransport Holding AG, Koninklijke Philips Electronics N.V. and Mitsubishi UFJ Financial Group, Inc.

ARTISAN INTERNATIONAL FUND (ARTIX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of non-U.S. growth companies of all market capitalizations. The investment team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

Themes. The team identifies long-term secular (as opposed to cyclical) growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries any structural change and/or trend.

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/1995 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund	30.05%	6.54%	-2.33%	9.14%	9.63%
MSCI EAFE® Growth Index	14.81	4.32	-4.23	7.82	2.83
MSCI EAFE® Index	13.75	2.12	-5.24	8.20	3.99

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 113 for a description of each index.

INVESTING ENVIRONMENT

Over the past twelve-month period ended September 30, 2012, investors were presented with plenty of market-moving headlines. As the eurozone crisis continued, government actions took center stage. Policy promises and stimulus measures spurred pro-cyclical rallies while ongoing concerns about slow growth worked to pare back some of those gains. Despite the prevalent macroeconomic concerns, stocks moved ahead.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	19.0%	12.4%
Consumer Staples	28.6	28.5
Energy	4.4	2.6
Financials	14.8	18.4
Healthcare	2.2	6.2
Industrials	12.9	12.9
Information Technology	4.4	5.5
Materials	7.6	8.0
Telecommunication Services	2.5	3.7
Other assets less liabilities	3.6	1.8
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan International Fund returned 30.05%, outperforming the MSCI EAFE® and MSCI EAFE® Growth indices, which returned 13.75% and 14.81%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Macau casino operator Sands China Ltd.; Belgian brewer Anheuser-Busch InBev NV; Canadian freight and intermodal services provider Canadian Pacific Railway Limited; Japanese cigarette and tobacco products manufacturer JAPAN TOBACCO INC.; and German industrial gas company Linde AG.

Notable detractors included: French financial services company Societe Generale; Japanese manufacturer of electrical insulators NGK INSULATORS, LTD.; Argentina-based franchisee for an American fast-food restaurant Arcos Dorados Holdings, Inc.; Japanese trading company MITSUI & CO., LTD.; and Chinese financial services company China Construction Bank Corporation.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Europe	52.2%	53.4%
Pacific Basin	31.2	24.8
Emerging Markets	7.9	11.0
Americas	5.1	9.0

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period including German financial services company Muenchener Rueckversicherungs-Gesellschaft AG, Ireland-based health care products company Covidien PLC, British financial services company HSBC Holdings plc, German chemical manufacturer Henkel AG & Co. KGaA and Chinese Internet services provider Tencent Holdings Limited. We funded these purchases in part by selling our positions in Siemens AG, Compagnie Financière Richemont SA, Adecco SA, Petróleo Brasileiro S.A. and VINCI SA.

ARTISAN INTERNATIONAL SMALL CAP FUND (ARTJX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Small Cap Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of small non-U.S. growth companies. The investment team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

Themes. The team identifies long-term secular (as opposed to cyclical) growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/2001 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Small Cap Fund	26.77%	8.02%	-1.32%	15.80%	13.58%
MSCI EAFE® Small Cap Index	12.56	4.75	-2.98	11.24	9.81
MSCI EAFE® Index	13.75	2.12	-5.24	8.20	5.49

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 113 for a description of each index.

INVESTING ENVIRONMENT

Over the past twelve-month period ended September 30, 2012, investors were presented with plenty of market-moving headlines. As the eurozone crisis continued, government actions took center stage. Policy promises and stimulus measures spurred pro-cyclical rallies while ongoing concerns about slow growth worked to pare back some of those gains. Despite the prevalent macroeconomic concerns, stocks moved ahead.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	26.9%	23.6%
Consumer Staples	12.8	25.1
Energy	0.0	0.7
Financials	2.9	2.2
Healthcare	5.0	6.2
Industrials	26.2	20.1
Information Technology	8.5	10.2
Materials	4.1	3.0
Utilities	5.2	6.9
Other assets less liabilities	8.4	2.0
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan International Small Cap Fund returned 26.77%, outperforming the MSCI EAFE® Small Cap and MSCI EAFE® indices, which returned 12.56% and 13.75%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: German Internet payment services provider Wirecard AG; U.K.-based public sector support service company Babcock International Group plc; Philippines-based food, beverage and real estate company Alliance Global Group, Inc.; British media company Aegis Group plc; and Luxembourg-based laboratory analysis company Eurofins Scientific.

Notable detractors included: Chinese department store operator Parkson Retail Group Ltd.; U.K.-based power generation company APR Energy plc; Hong Kong-based industrial gas manufacturer Yingde Gases Group Company Limited; Hong Kong-based cigarette package manufacturer AMVIG Holdings Ltd; and Austrian airport operator Flughafen Wien AG.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Europe	52.7%	58.6%
Emerging Markets	22.0	21.3
Pacific Basin	16.9	16.9
Americas	0.0	1.2

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period including Ireland-based nutritional products company Glanbia plc; U.K.-based soft drink supplier Britvic Plc; Luxembourg-based cosmetics and well-being products enterprise L’Occitane International SA; Japanese snack food company CALBEE, Inc; and Japanese drug store chain operator SUGI HOLDINGS CO., LTD. We funded these purchases in part by selling our positions in Royal Imtech N.V., Flughafen Wien AG, Globaltrans Investment PLC, Smurfit Kappa Group plc and Bank Sarasin & Co. Ltd.

ARTISAN INTERNATIONAL VALUE FUND (ARTKX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund employs a fundamental investment process to construct a diversified portfolio of stocks of undervalued non-U.S. companies of all sizes. The Fund’s investment process focuses on identifying what the investment team considers to be high-quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

Business Quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial Strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-Oriented Management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/2002 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Value Fund	22.94%	9.22%	2.80%	14.39%	14.27%
MSCI EAFE® Value Index	12.59	-0.11	-6.33	8.49	8.44
MSCI EAFE® Index	13.75	2.12	-5.24	8.20	8.22

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 113 for a description of each index.

INVESTING ENVIRONMENT

International equity markets experienced more of the same volatility that they have been experiencing for the past few years. The euro crisis continued during the year ended September 30, 2012 and most economic data suggested a sluggish, slowing global economy. Despite all of the macro negativity, stocks moved ahead and posted a double-digit gain for the year ended September 30, 2012. Investor sentiment received a boost as central banks around the world continued to pour liquidity into global markets. Meanwhile, earnings reports showed that many companies were weathering the slow growth economic environment.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	23.4%	20.2%
Consumer Staples	14.9	15.4
Energy	2.6	2.5
Financials	21.7	19.7
Healthcare	7.9	8.3
Industrials	15.6	14.5
Information Technology	7.0	6.4
Materials	2.5	2.2
Other assets less liabilities	4.4	10.8
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan International Value Fund returned 22.94%, outperforming the MSCI EAFE® and MSCI EAFE® Value indices, which returned 13.75% and 12.59%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Compass Group PLC, a catering company; Qinetiq Group PLC, a defense technology company; Signet Jewelers Ltd., a jewelry retailer; Diageo plc, a maker of alcoholic beverages; HeidelbergCement AG, an aggregates and cement producer.

Notable detractors included: SANKYO CO., LTD., a pachinko machine manufacturer; Societe Television Francaise 1, a French television channel operator; Daiwa Securities Group Inc., a financial services provider; Mitsubishi UFJ Financial Group, Inc., a financial and investment services provider; and SEINO HOLDINGS CO., LTD., a provider of transportation and logistics solutions.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Europe	61.9%	59.4%
Americas	17.0	18.7
Pacific Basin	16.2	11.1
Emerging Markets	0.5	0.0

FUND CHANGES

We identified some new investment opportunities for the portfolio during the period, including insurance services holding company Aon PLC; food retailer Tesco plc; branded consumer goods manufacturer Orkla ASA; banking machines and cash registers manufacturer Wincor Nixdorf AG; and coffee and tea company DE Master Blenders 1753 NV. We funded these purchases in part by selling our positions in Mitsubishi UFJ Financial Group, Inc., Nestle SA, Daiwa Securities Group Inc., Lancashire Holdings Ltd and BAE Systems plc.

ARTISAN MID CAP FUND (ARTMX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund employs a fundamental investment process to construct a diversified portfolio of U.S. mid-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise Characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive Valuations. Through its own fundamental research, the team estimates the amount a private market buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating Profit Cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/1997 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Fund	24.63%	16.92%	4.89%	11.66%	13.65%
Russell Midcap® Growth Index	26.69	14.73	2.54	11.11	6.61
Russell Midcap® Index	28.03	14.26	2.24	11.18	8.35

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

In the one-year period ended September 30, 2012, mid-cap stocks, as represented by the Russell Midcap® and Midcap® Growth indices, posted a positive return. Healthy corporate profitability and continued, albeit slow, economic progress from the lows following the 2008 financial crisis were positive influences on market returns. Conversely, concerns related to high sovereign debt levels in developed regions, particularly in Europe, created market volatility and fueled uncertainty regarding the sustainability of the economic recovery. Signs of economic activity leveling out in several major emerging markets countries also added to concerns.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	19.6%	19.5%
Consumer Staples	2.6	1.2
Energy	7.3	7.7
Financials	5.1	5.3
Healthcare	22.5	23.7
Industrials	12.6	13.0
Information Technology	25.9	25.3
Other assets less liabilities	4.4	4.3
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Mid Cap Fund returned 24.63%, underperforming the Russell Midcap® and Russell Midcap® Growth indices, which returned 28.03% and 26.69%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; Discover Financial Services, a diversified financial services company; AMERIGROUP Corporation, a managed care company; athenahealth, Inc., an internet-based business services provider in the health care industry; and Cameron International Corporation, an equipment provider to the oil and gas industry.

Notable detractors included: Diamond Foods, Inc., a packaged food company; Ctrip.com International, Ltd., an online/call-center travel agency provider; Universal Display Corporation, a provider of display technologies; VeriFone Systems, Inc., an electronic payment services company; and Green Mountain Coffee Roasters, Inc., a company in the specialty coffee industry.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Cigna Corporation, a health services company; LinkedIn Corporation, a professional services networking website provider; Rockwell Automation, Inc., an industrial automation control company; ARIAD Pharmaceuticals, Inc., a developer of treatments for cancer; and DaVita Inc., a dialysis services provider. We funded these purchases in part by selling our positions in Broadcom Corporation, Gardner Denver, Inc., Cooper Industries plc, Juniper Networks, Inc. and Ctrip.com International, Ltd.

ARTISAN MID CAP VALUE FUND (ARTQX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Value Fund employs a fundamental investment process to construct a diversified portfolio of stocks of medium-sized U.S. companies that the investment team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound Financial Condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/2001 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Value Fund	21.35%	11.80%	4.47%	12.87%	10.43%
Russell Midcap® Value Index	29.28	13.86	1.73	10.96	8.55
Russell Midcap® Index	28.03	14.26	2.24	11.18	7.85

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

After a tumultuous third quarter of 2011, when fiscal strains in the U.S. and Europe weighed on risk assets, stocks rebounded sharply to begin the one-year period ended September 30, 2012. Despite softening economic growth in Europe and Asia and a tepid economic recovery in the U.S., stocks continued to move higher during the period in response to corporate earnings growth and actions taken by central banks around the world to ease monetary conditions.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	7.3%	7.9%
Consumer Staples	5.5	3.4
Energy	7.1	11.5
Financials	21.8	20.1
Healthcare	3.2	4.5
Industrials	18.9	18.0
Information Technology	25.0	25.7
Utilities	7.9	1.9
Other assets less liabilities	3.3	7.0
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Mid Cap Value Fund returned 21.35%, underperforming the Russell Midcap® and Russell Midcap® Value indices, which returned 28.03% and 29.28%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: The Allstate Corporation, a property and casualty insurer; Hubbell Inc., an electrical and electronic products manufacturer; Mohawk Industries, Inc., a flooring manufacturer; Flowserve Corporation, a manufacturer of industrial flow management products; and Equifax Inc., a credit information provider.

Notable detractors included: Lam Research Corporation, a semiconductor equipment company; FLIR Systems, Inc., a thermal imaging systems provider; Lexmark International, Inc., a printer vendor; Towers Watson & Co., a global consulting firm; and Patterson-UTI Energy, Inc., an onshore driller.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including previously mentioned Lam Research Corporation, in addition to McDermott International, Inc., a provider of services to the oil and gas industry; Hess Corporation, an integrated oil and gas company; Becton, Dickinson and Company, a medical devices company; and Autodesk, Inc., a design and engineering software provider. We funded these purchases in part by selling our positions in Total System Services, Inc., Equifax Inc., W.R. Berkley Corporation, Campbell Soup Company, and Xcel Energy Inc.

ARTISAN SMALL CAP FUND (ARTSX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Fund employs a fundamental investment process to construct a diversified portfolio of primarily U.S. small-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise Characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive Valuations. Through its own fundamental research, the team estimates the amount a private market buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating Profit Cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/1995 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Fund	30.54%	17.51%	3.19%	10.84%	7.92%
Russell 2000® Growth Index	31.18	14.19	2.96	10.55	6.07
Russell 2000® Index	31.91	12.99	2.21	10.17	8.34

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

In the one-year period ended September 30, 2012, small-cap stocks, as represented by the Russell 2000® and Russell 2000® Growth indices, posted positive returns. Healthy corporate profitability and continued, albeit slow, economic progress from the lows following the 2008 financial crisis were positive influences on market returns. Conversely, concerns related to high sovereign debt levels in developed regions, particularly in Europe, created market volatility and fueled uncertainty regarding the sustainability of the economic recovery. Signs of economic activity leveling out in several major emerging markets countries also added to concerns.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	17.7%	14.3%
Consumer Staples	5.0	3.9
Energy	4.0	4.9
Financials	4.4	2.5
Healthcare	23.5	19.5
Industrials	18.9	19.3
Information Technology	22.4	30.4
Utilities	0.3	0.0
Other assets less liabilities	3.8	5.2
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Small Cap Fund returned 30.54%, underperforming the Russell 2000® and Russell 2000® Growth indices, which returned 31.91% and 31.18%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; AMERIGROUP Corporation, a managed care company; Acuity Brands, Inc., a manufacturer of lighting equipment; LKQ Corporation, an auto parts supplier; and Beacon Roofing Supply, Inc., a roofing materials distributor.

Notable detractors included: Accretive Health, Inc., a provider of health care revenue cycle management services; Diamond Foods, Inc., a packaged food company; Universal Display Corporation, a provider of display technologies; Vera Bradley, Inc., a fashion accessories designer; and RPX Corporation, a patent risk management services provider.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including The Advisory Board Company, a provider of best practice analysis tools and services for the health care and education industries; IPG Photonics Corporation, a manufacturer of fiber lasers; ARIAD Pharmaceuticals, Inc., a biopharmaceutical company that develops cancer treatments; Guidewire Software, Inc., a provider of software to the insurance industry; and Acadia HealthCare Company, Inc., a provider of behavioral health care services. We funded these purchases in part by selling our positions in Hexcel Corporation, Regeneron Pharmaceuticals, Inc., Masimo Corporation, Thomas & Betts Corporation and ANSYS, Inc.

ARTISAN SMALL CAP VALUE FUND (ARTVX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Value Fund employs a fundamental investment process to construct a diversified portfolio of small-cap U.S. companies that the team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound Financial Condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/1997 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Value Fund	16.54%	7.19%	3.12%	10.97%	9.54%
Russell 2000® Value Index	32.63	11.72	1.35	9.68	7.12
Russell 2000® Index	31.91	12.99	2.21	10.17	5.56

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

After a tumultuous third quarter of 2011, when fiscal strains in the U.S. and Europe weighed on risk assets, stocks rebounded sharply to begin the one-year period ended September 30, 2012. Despite softening economic growth in Europe and Asia and a tepid economic recovery in the U.S., stocks continued to move higher during the period in response to corporate earnings growth and actions taken by central banks around the world to ease monetary conditions.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	12.1%	14.5%
Consumer Staples	1.5	0.7
Energy	10.4	13.8
Financials	8.9	6.2
Healthcare	2.4	2.7
Industrials	27.6	26.2
Information Technology	23.9	24.5
Materials	5.9	5.9
Telecommunication Services	1.5	1.6
Utilities	4.3	0.0
Other assets less liabilities	1.5	3.9
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Small Cap Value Fund returned 16.54%, underperforming the Russell 2000® and Russell 2000® Value indices, which returned 31.91% and 32.63%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: H.B. Fuller Company, a producer of adhesives and sealants; Ultratech, Inc., a semiconductor equipment manufacturer; EMCOR Group, Inc., a construction services firm; Rent-A-Center, Inc., a rent-to-own retailer; and Meredith Corporation, a media company.

Notable detractors included: ADTRAN, Inc., a networking and communications equipment provider; FTI Consulting, Inc., a provider of restructuring and bankruptcy services; Lone Pine Resources Inc., an oil and gas producer; Schnitzer Steel Industries, Inc., a scrap metal processor; and WMS Industries Inc., a gaming device maker.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including previously mentioned ADTRAN, Inc.; Unit Corporation, a contract land driller and oil and gas producer; previously mentioned WMS Industries Inc.; and energy services companies Newpark Resources, Inc. and Key Energy Services, Inc. We funded these purchases in part by selling our positions in Cleco Corporation, Portland General Electric Company, Manhattan Associates, Inc., Cal-Maine Foods, Inc., and ALLETE, Inc.

ARTISAN VALUE FUND (ARTLX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Value Fund employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range that the team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound Financial Condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/27/2006 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Value Fund	25.42%	12.53%	1.05%	4.13%
Russell 1000® Value Index	30.92	11.84	-0.90	2.33
Russell 1000® Index	30.06	13.27	1.22	3.86

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

After a tumultuous third quarter of 2011, when fiscal strains in the U.S. and Europe weighed on risk assets, stocks rebounded sharply to begin the one-year period ended September 30, 2012. Despite softening economic growth in Europe and Asia and a tepid economic recovery in the U.S., stocks continued to move higher during the period in response to corporate earnings growth and actions taken by central banks around the world to ease monetary conditions.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	9.1%	3.8%
Consumer Staples	10.3	4.7
Energy	10.8	14.3
Financials	27.4	23.4
Healthcare	2.9	6.4
Industrials	2.6	2.6
Information Technology	34.4	29.2
Materials	0.0	3.9
Telecommunication Services	0.0	3.1
Other assets less liabilities	2.5	8.6
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Value Fund returned 25.42%, underperforming the Russell 1000® and Russell 1000® Value indices, which returned 30.06% and 30.92%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Apple Inc., a consumer electronics company; Microsoft Corporation, a software maker; Berkshire Hathaway Inc., a holding company; Cisco Systems, Inc., a provider of networking solutions; and The Allstate Corporation, a property and casualty insurer.

Notable detractors included: Chesapeake Energy Corporation, an oil and gas exploration and production company; Baker Hughes Incorporated, an oilfield services company; Tesco plc, a food retailer; WellPoint, Inc., a health benefits company; and Ingram Micro Inc., a distributor of information technology products.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Americas	91.8%	80.6%
Emerging Markets	—	7.0
Europe	5.7	3.8

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Samsung Electronics Co., Ltd., a diversified electronics manufacturer, previously mentioned Baker Hughes Incorporated; Vodafone Group Plc, a global wireless carrier; Oracle Corporation, an enterprise software company; and The Kroger Co., a food retailer. We funded these purchases in part by selling our positions in Wal-Mart Stores, Inc., Carnival Corporation, Total System Services, Inc., Aflac Incorporated, and Unilever PLC.

ARTISAN GLOBAL EQUITY FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 97.3%

BELGIUM - 1.7%
Anheuser-Busch InBev NV	3,106	$264

CANADA - 1.3%
Canadian Pacific Railway Limited	2,481	206

CHINA - 1.0%
Sun Art Retail Group Ltd.	128,500	160

DENMARK - 1.2%
Novo Nordisk A/S, Class B	1,185	187

FRANCE - 5.6%
Christian Dior SA	1,241	167
Eurofins Scientific	1,705	242
Gemalto NV	1,827	161
Pernod Ricard SA	2,639	296

		866
GERMANY - 8.0%
Brenntag AG	1,251	160
Henkel AG & Co. KGaA, Preferred(1)	1,931	154
Linde AG	3,938	678
Wirecard AG	10,603	243

		1,235
HONG KONG - 4.4%
AIA Group Ltd.	101,195	375
Samsonite International SA	78,266	150
Sands China Ltd.	43,600	163

		688
INDIA - 1.8%
Housing Development Finance Corporation Ltd.	19,113	279

INDONESIA - 0.9%
PT Bank Rakyat Indonesia (Persero) Tbk	183,000	142

IRELAND - 1.6%
Glanbia plc	27,846	247

JAPAN - 9.5%
CALBEE, Inc.	5,200	456
JAPAN TOBACCO INC.	15,000	450
Kao Corporation	5,464	161

JAPAN (CONTINUED)
LAWSON, INC.	2,900	$223
SOFTBANK Corp	4,600	186

		1,476
KOREA - 1.3%
Samsung Electronics Co., Ltd., Preferred(1)	285	202

LUXEMBOURG - 1.0%
L’Occitane International SA	57,750	153

NETHERLANDS - 3.0%
Akzo Nobel N.V.	3,955	224
Unilever NV (DR)	6,865	243

		467
PHILIPPINES - 1.3%
Alliance Global Group, Inc.	579,330	204

SWITZERLAND - 5.7%
Nestle SA	7,981	503
Sonova Holding AG	2,110	213
Swatch Group AG - Bearer Shares	414	165

		881
UNITED KINGDOM - 9.3%
Experian PLC	11,519	191
HSBC Holdings plc	27,264	252
Prudential plc	17,532	227
Rotork plc	4,207	154
SABMiller plc	6,912	304
Standard Chartered plc	7,184	162
WPP plc	10,988	149

		1,439
UNITED STATES - 38.7%
3M Company	1,749	162
Accenture plc, Class A	2,479	174
Allergan, Inc.	1,939	178
American Express Company	4,234	241
Anadarko Petroleum Corporation	3,874	271
Apple Inc.	512	342
BE Aerospace, Inc.(2)	4,936	208
CME Group Inc., Class A	3,020	173
Coach, Inc.	4,047	227
The Coca-Cola Company	3,438	130
Colgate-Palmolive Company	1,989	213
Comcast Corporation, Class A	6,542	234

	Shares Held	Value

UNITED STATES (CONTINUED)
Danaher Corporation	3,553	$196
Dresser-Rand Group Inc.(2)	4,105	226
eBay Inc.(2)	3,409	165
EMC Corporation(2)	8,666	236
Google Inc., Class A(2)	630	475
Liberty Global, Inc., Series A(2)	3,353	204
MasterCard Incorporated, Class A	778	351
Mead Johnson Nutrition Company	2,705	198
Monsanto Company	1,670	152
Precision Castparts Corp.	1,347	220
Schlumberger Limited	3,793	274
Thermo Fisher Scientific Inc.	3,028	178
United Technologies Corporation	2,104	165
The Walt Disney Company	3,746	196
YUM! Brands, Inc.	3,426	227

		6,016

Total common and preferred stocks (Cost $12,639)		15,112

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.1%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $333 (Cost $333)(3)	$333	$333

Total investments - 99.4% (Cost $12,972)		15,445

Other assets less liabilities - 0.6%		93

Total net assets - 100.0%(4)		$15,538

(1)	Non-voting shares.
(2)	Non-income producing security.
(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.000%	3/31/2017	$344

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$2,035	13.1%
Consumer Staples	4,002	25.8
Energy	771	5.0
Financials	1,851	11.9
Healthcare	998	6.4
Industrials	1,866	12.0
Information Technology	2,349	15.1
Materials	1,054	6.8
Telecommunication Services	186	1.2

Total common and preferred stocks	15,112	97.3
Short-term investments	333	2.1

Total investments	15,445	99.4
Other assets less liabilities	93	0.6

Total net assets	$15,538	100.0%

CURRENCY EXPOSURE - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
British pound	$1,439	9.3%
Danish krone	187	1.2
Euro	3,079	19.9
Hong Kong dollar	1,001	6.5
Indian rupee	279	1.8
Indonesian rupiah	142	0.9
Japanese yen	1,476	9.6
Korean won	202	1.3
Philippine peso	204	1.3
Swiss franc	881	5.7
U.S. dollar	6,555	42.5

Total investments	$15,445	100.0%

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Linde AG	Germany	4.4%
Nestle SA	Switzerland	3.2
Google Inc.	United States	3.1
CALBEE, Inc.	Japan	2.9
JAPAN TOBACCO INC.	Japan	2.9
AIA Group Ltd.	Hong Kong	2.4
MasterCard Incorporated	United States	2.3
Apple Inc.	United States	2.2
SABMiller PLC	United Kingdom	2.0
Pernod Ricard SA	France	1.9

Total		27.3%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN GLOBAL OPPORTUNITIES FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 95.4%

AUSTRALIA - 1.1%
James Hardie Industries SE	390,676	$3,526

BRAZIL - 9.1%
Anhanguera Educacional Participacoes SA	451,496	7,505
BR Malls Participacoes	212,600	2,952
Mills Estruturas e Servicos de Engenharia SA	183,117	2,647
OdontoPrev SA	1,148,050	6,428
Qualicorp SA(1)	514,031	5,020
Raia Drogasil S.A.	336,800	3,869

		28,421
CANADA - 1.7%
Tourmaline Oil Corp.(1)	173,028	5,401

CHINA - 2.5%
Baidu, Inc., Class A (DR)(1)	29,740	3,474
Shandong Weigao Group Medical Polymer Company Limited, H Shares	1,526,545	1,977
Tsingtao Brewery Company Limited, H Shares	450,514	2,484

		7,935
FRANCE - 3.4%
Ingenico	74,334	3,821
Sanofi	79,580	6,785

		10,606
GERMANY - 2.3%
Linde AG	9,200	1,584
SAP AG (DR)	76,566	5,461

		7,045
HONG KONG - 0.8%
Hong Kong Exchanges & Clearing Limited	174,882	2,641

INDIA - 2.1%
HDFC Bank Limited (DR)	127,061	4,775
Jubilant Foodworks Limited(1)	67,961	1,763

		6,538
INDONESIA - 0.7%
PT Bank Central Asia Tbk	2,714,342	2,241

JAPAN - 2.3%
FANUC CORP.	34,379	5,542
Rakuten, Inc.	153,800	1,567

		7,109

SWEDEN - 4.0%
Hexagon AB, Class B	578,482	$12,400

SWITZERLAND - 1.1%
Compagnie Financiere Richemont SA - Bearer Shares	55,028	3,300

UNITED KINGDOM - 6.1%
ARM Holdings PLC	773,336	7,180
Intertek Group plc	52,078	2,304
Rotork plc	197,823	7,229
Standard Chartered plc	99,731	2,255

		18,968
UNITED STATES - 58.2%
Agilent Technologies, Inc.	159,139	6,119
Amazon.com, Inc.(1)	18,700	4,756
Apple Inc.	22,578	15,065
Biogen Idec Inc.(1)	69,192	10,326
Cerner Corporation(1)	71,977	5,572
Citrix Systems, Inc.(1)	51,841	3,969
Discover Financial Services	305,285	12,129
eBay Inc.(1)	300,693	14,557
EMC Corporation(1)	428,188	11,677
Facebook Inc., Class A(1)	149,013	3,226
Google Inc., Class A(1)	24,612	18,570
IHS Inc.(1)	122,657	11,941
Monsanto Company	177,566	16,162
National Oilwell Varco, Inc.	98,386	7,882
Occidental Petroleum Corporation	75,869	6,529
Polo Ralph Lauren Corporation, Class A	38,934	5,888
Precision Castparts Corp.	22,837	3,730
Regeneron Pharmaceuticals, Inc.(1)	88,461	13,504
salesforce.com, inc.(1)	35,957	5,490
Starbucks Corporation	93,290	4,734

		181,826

Total common stocks (Cost $258,335)		297,957

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $15,330 (Cost $15,330)(2)	$15,330	$15,330

Total investments - 100.3% (Cost $273,665)		313,287

Other assets less liabilities - (0.3%)		(1,014)

Total net assets - 100.0%(3)		$312,273

(1)	Non-income producing security.
(2)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.500%	8/31/2018	$15,640

(3)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS - September 30, 2012
Dollar values in thousands
Description	Counterparty	Transaction Type	Settlement Date	Cost on Origination Date	Value	Unrealized Depreciation
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$2,373	$2,394	$(21)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$3	$3	- (1)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$258	$260	$(2)

						$(23)

(1)	Amount rounds to less than $1.

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$29,513	9.5%
Consumer Staples	6,353	2.0
Energy	19,812	6.3
Financials	26,993	8.6
Healthcare	55,731	17.9
Industrials	33,393	10.7
Information Technology	104,890	33.6
Materials	21,272	6.8

Total common stocks	297,957	95.4
Short-term investments	15,330	4.9

Total investments	313,287	100.3
Other assets less liabilities	(1,014)	(0.3)

Total net assets	$312,273	100.0%

CURRENCY EXPOSURE (1) - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
Australian dollar	$3,526	1.1%
Brazilian real	28,421	9.1
British pound	18,968	6.0
Canadian dollar	5,401	1.7
Euro	12,190	3.9
Hong Kong dollar	7,102	2.3
Indian rupee	1,763	0.6
Indonesian rupiah	2,241	0.7
Japanese yen	7,109	2.3
Swedish krona	12,400	4.0
Swiss franc	3,300	1.0
U.S. dollar	210,866	67.3

Total investments	$313,287	100.0%

(1)	Excludes currency exposure to foreign currency forward contracts.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Google Inc.	United States	5.9%
Monsanto Company	United States	5.2
Apple Inc.	United States	4.8
eBay Inc.	United States	4.7
Regeneron Pharmaceuticals, Inc.	United States	4.3
Hexagon AB	Sweden	4.0
Discover Financial Services	United States	3.9
IHS Inc.	United States	3.8
EMC Corporation	United States	3.7
Biogen Idec Inc.	United States	3.3

Total		43.6%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN GLOBAL VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS AND EQUITY-LINKED SECURITIES - 78.1%

BELGIUM - 1.6%
Groupe Bruxelles Lambert S.A.	56,374	$4,184

FRANCE - 3.4%
Publicis Groupe	65,654	3,674
Total SA	109,829	5,448

		9,122
GERMANY - 1.2%
HeidelbergCement AG	60,821	3,186

HONG KONG - 0.2%
Guoco Group Limited	48,647	438

IRELAND - 0.7%
Ryanair Holdings PLC, Equity-Linked Security, 144A(1)(2)(3)(4)(5)	350,396	1,990

JAPAN - 3.2%
Credit Saison Co., Ltd.	92,800	2,244
Kao Corporation	145,200	4,279
SANKYO CO., LTD.	30,357	1,414
Stanley Electric Co., Ltd.	41,700	618

		8,555
NETHERLANDS - 1.5%
DE Master Blenders 1753 NV(2)	113,304	1,365
ING Groep N.V.(2)	345,625	2,731

		4,096
NORWAY - 1.2%
Orkla ASA	408,621	3,103

SWITZERLAND - 4.3%
Adecco SA	87,969	4,187
Novartis AG	105,959	6,484
Pargesa Holding SA - Bearer Shares	10,203	676

		11,347
UNITED KINGDOM - 13.2%
Compass Group PLC	926,191	10,222
Diageo plc	250,024	7,023
Experian PLC	133,913	2,225
Lloyds Banking Group plc(2)	5,532,509	3,469
Tesco plc	1,079,358	5,787

	Shares Held	Value

UNITED KINGDOM (CONTINUED)
Unilever PLC (DR)	173,695	$6,343

		35,069
UNITED STATES - 47.6%
3M Company	74,140	6,852
Accenture plc, Class A	35,884	2,513
American Express Company	94,015	5,346
Aon Corporation	152,598	7,979
Arch Capital Group Ltd.(2)(6)	186,146	7,759
The Bank of New York Mellon Corporation	329,660	7,457
Becton, Dickinson and Company	32,456	2,550
The Chubb Corporation	61,717	4,708
Cisco Systems, Inc.	201,697	3,850
CVS Caremark Corporation	26,740	1,295
Fidelity National Financial, Inc.	178,821	3,825
Google Inc., Class A(2)	13,094	9,879
Hasbro, Inc.	88,670	3,385
Johnson & Johnson	101,132	6,969
Marsh & McLennan Companies, Inc.	198,654	6,740
MasterCard Incorporated, Class A	16,263	7,342
Mohawk Industries, Inc.(2)	18,937	1,515
Oracle Corporation	260,269	8,196
The Progressive Corporation	192,690	3,996
Signet Jewelers Ltd.	103,467	5,045
Target Corporation	100,481	6,378
TE Connectivity Ltd.	239,074	8,131
Wal-Mart Stores, Inc.	65,700	4,849

		126,559

Total common stocks and equity-linked securities (Cost $179,291)		207,649

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 8.1%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $21,478 (Cost $21,478)(7)	$21,478	$21,478

Total investments - 86.2% (Cost $200,769)		229,127

Other assets less liabilities - 13.8%		36,779

Total net assets - 100.0%(8)		$265,906

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds, Inc. (“Artisan Funds”). In total, securities valued at a fair value were $1,990 or 0.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	Non-income producing security.
(3)	Non-voting shares.
(4)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(h) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(5)

Security is restricted. Ryanair Holdings PLC was acquired in a transaction under Rule 144A of the Securities Act of 1933, as amended. The shares of Ryanair Holdings PLC may be resold in transactions exempt from registration to qualified institutional buyers.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Ryanair Holdings PLC	8/26/09- 9/25/12	$1,407	$1,990	0.7%

(6)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.875%	8/15/2040	$21,908

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS - September 30, 2012
Dollar values in thousands
Description	Counterparty	Trans- action Type	Settlement Date	Cost on Origination Date	Value	Unrealized Depreciation
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$6,609	$6,669	$(60)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	433	436	(3)

						$(63)

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$32,251	12.1%
Consumer Staples	30,941	11.6
Energy	5,448	2.1
Financials	61,552	23.2
Healthcare	16,003	6.0
Industrials	18,357	6.9
Information Technology	39,911	15.0
Materials	3,186	1.2

Total common stocks	207,649	78.1
Short-term investments	21,478	8.1

Total investments	229,127	86.2
Other assets less liabilities	36,779	13.8

Total net assets	$265,906	100.0%

CURRENCY EXPOSURE(1) - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
British pound	$28,726	12.5%
Euro	22,578	9.9
Hong Kong dollar	438	0.2
Japanese yen	8,555	3.7
Norwegian krone	3,103	1.4
Swiss franc	11,347	4.9
U.S. dollar	154,380	67.4

Total investments	$229,127	100.0%

(1)	Excludes currency exposure to foreign currency forward contracts.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Compass Group PLC	United Kingdom	3.8%
Google Inc.	United States	3.7
Oracle Corporation	United States	3.1
TE Connectivity Ltd	United States	3.1
Aon Corporation	United States	3.0
Arch Capital Group Ltd.	United States	2.9
The Bank of New York Mellon Corporation	United States	2.8
MasterCard Incorporated	United States	2.8
Diageo plc	United Kingdom	2.6
Johnson & Johnson	United States	2.6

Total		30.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 98.2%

AUSTRALIA - 0.3%
Coca-Cola Amatil Limited	1,634,754	$22,994
Westfield Group	887,177	9,350

		32,344
BELGIUM - 4.3%
Anheuser-Busch InBev NV	4,067,342	345,853
Telenet Group Holding NV	315,123	14,112
UCB SA	994,298	54,674

		414,639
BRAZIL - 0.6%
Arcos Dorados Holdings, Inc., Class A	3,726,141	57,494

CANADA - 3.8%
Canadian Pacific Railway Limited	4,465,116	370,113

CHINA - 8.4%
Baidu, Inc., Class A (DR)(1)	2,770,675	323,670
China Construction Bank Corporation, H Shares	128,701,605	89,297
China Mobile Limited	14,686,931	163,271
China Resources Land Limited	47,216,759	104,005
Tencent Holdings Limited	3,677,129	125,668

		805,911
FRANCE - 8.5%
Air Liquide SA	549,420	68,097
DANONE S.A.	410,753	25,289
LVMH Moet Hennessy Louis Vuitton SA	380,447	57,201
Pernod Ricard SA	1,810,178	203,098
Schneider Electric SA	2,856,655	169,065
Technip SA	256,930	28,563
Unibail-Rodamco	910,135	181,400
Zodiac Aerospace	848,134	82,810

		815,523
GERMANY - 15.1%
Bayer AG	1,308,776	112,398
Beiersdorf AG	2,147,306	157,561
Brenntag AG	1,302,119	166,659
Daimler AG	256,208	12,401
Deutsche Post AG	5,666,036	110,673
Henkel AG & Co. KGaA, Preferred(2)	2,001,140	159,154
Kabel Deutschland Holding AG(1)	997,309	71,141

GERMANY (CONTINUED)
Linde AG	2,497,155	$430,002
Muenchener Rueckversicherungs-Gesellschaft AG	1,534,571	239,598

		1,459,587
HONG KONG - 11.9%
AIA Group Ltd.	80,257,961	297,576
BOC Hong Kong (Holdings) Limited	21,263,441	67,596
Hang Seng Bank Limited	8,035,637	123,218
Henderson Land Development Company Limited	4,612,700	33,075
Hongkong Land Holdings Limited	10,417,259	62,608
Sands China Ltd.	44,799,593	166,972
Sino Land Company Limited	48,443,112	90,588
Sun Hung Kai Properties Limited	11,322,670	165,882
Wynn Macau Limited	52,269,171	141,559

		1,149,074
INDIA - 0.4%
Coal India Limited	5,872,718	39,983

INDONESIA - 0.1%
PT Bank Rakyat Indonesia (Persero) Tbk	9,831,500	7,654

IRELAND - 0.4%
CRH plc	1,895,548	36,538

ITALY - 0.9%
Fiat Industrial SpA	9,003,118	87,986

JAPAN - 11.9%
BRIDGESTONE CORPORATION	2,995,009	69,464
HONDA MOTOR CO., LTD.	7,837,483	240,728
JAPAN TOBACCO INC.	14,619,863	438,746
Kao Corporation	5,241,862	154,488
NGK INSULATORS, LTD.(3)	10,518,793	119,725
Rakuten, Inc.	2,992,400	30,484
SOFTBANK Corp	2,319,600	93,925

		1,147,560
KOREA - 0.9%
Samsung Electronics Co., Ltd.	69,683	84,390

MEXICO - 0.2%
America Movil SAB de C.V., Series L (DR)	629,589	16,017

	Shares Held	Value

NETHERLANDS - 5.8%
Akzo Nobel N.V.	1,739,190	$98,315
Koninklijke Vopak NV	1,292,617	90,761
Unilever NV (DR)	9,497,484	335,996
Ziggo NV	995,795	33,853

		558,925
NIGERIA - 0.4%
Nigerian Breweries Plc.	38,762,232	33,781

SINGAPORE - 0.7%
City Developments Limited	3,453,769	33,040
Genting Singapore PLC	30,169,455	33,680

		66,720
SPAIN - 0.7%
Grifols S.A.(1)	2,163,058	71,437

SWITZERLAND - 6.4%
Actelion Ltd.	300,163	15,026
Givaudan SA	67,373	63,935
Nestle SA	5,395,560	340,199
Roche Holding AG - Genussscheine(2)	568,368	106,180
Swatch Group AG - Bearer Shares	223,287	89,077

		614,417
UNITED KINGDOM - 11.3%
Diageo plc	1,850,276	51,973
HSBC Holdings plc	21,819,010	201,993
Imperial Tobacco Group plc	5,923,988	219,254
InterContinental Hotels Group PLC	365,818	9,570
Johnson Matthey PLC	1,822,539	71,015
Kingfisher plc	3,786,003	16,152
Land Securities Group plc	2,103,865	25,871
Meggitt plc	7,842,527	50,011
Prudential plc	3,256,719	42,150
Reckitt Benckiser Group PLC	108,756	6,261
SABMiller plc	4,913,012	215,792
Vodafone Group PLC	11,870,605	33,689
William Morrison Supermarkets plc	7,940,605	36,570
WPP plc	8,375,327	113,808

		1,094,109
UNITED STATES - 5.2%
Covidien plc	4,002,238	237,813
Liberty Global, Inc., Series A(1)	982,774	59,704
Schlumberger Limited	2,474,461	178,978
Virgin Media Inc.	1,022,334	30,098

		506,593

Total common and preferred stocks (Cost $7,802,567)		9,470,795

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.1%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $108,556 (Cost $108,556)(4)	$108,556	$108,556

Total investments - 99.3% (Cost $7,911,123)		9,579,351

Other assets less liabilities - 0.7%		70,939

Total net assets - 100.0%(5)		$9,650,290

(1)	Non-income producing security.
(2)	Non-voting shares.
(3)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $119,725 or 1.2% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.875%	8/15/2040	110,728

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.
(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,199,533	12.4%
Consumer Staples	2,747,009	28.5
Energy	247,524	2.6
Financials	1,774,901	18.4
Healthcare	597,528	6.2
Industrials	1,247,803	12.9
Information Technology	533,728	5.5
Materials	767,902	8.0
Telecommunication Services	354,867	3.7

Total common and preferred stocks	9,470,795	98.2
Short-term investments	108,556	1.1

Total investments	9,579,351	99.3
Other assets less liabilities	70,939	0.7

Total net assets	$9,650,290	100.0%

CURRENCY EXPOSURE - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
Australian dollar	$32,344	0.3%
British pound	1,094,109	11.4
Euro	3,444,635	36.0
Hong Kong dollar	1,568,707	16.4
Indian rupee	39,983	0.4
Indonesian rupiah	7,654	0.1
Japanese yen	1,147,560	12.0
Korean won	84,390	0.9
Nigerian naira	33,781	0.3
Singapore dollar	66,720	0.7
Swiss franc	614,417	6.4
U.S. dollar	1,445,051	15.1

Total investments	$9,579,351	100.0%

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
JAPAN TOBACCO INC.	Japan	4.5%
Linde AG	Germany	4.5
Canadian Pacific Railway Limited	Canada	3.8
Anheuser-Busch InBev NV	Belgium	3.6
Nestle SA	Switzerland	3.5
Unilever NV	Netherlands	3.5
Baidu, Inc.	China	3.4
AIA Group Ltd.	Hong Kong	3.1
HONDA MOTOR CO., LTD.	Japan	2.5
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	2.5

Total		34.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns HSBC Holdings PLC (HSBC), which represents 2.1% of the Fund’s net assets, and Hang Seng Bank Ltd (Hang Seng), which represents 1.3% of the Fund’s net assets. HSBC is the parent company of Hang Seng. The aggregate value of HSBC and Hang Seng represents 3.4% of the Fund’s net assets and would represent one of the Fund’s top ten holdings.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL SMALL CAP FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 98.0%

AUSTRALIA - 0.9%
Domino’s Pizza Enterprises Limited	573,039	$6,194

BRAZIL - 3.7%
M Dias Branco SA	484,100	15,856
Raia Drogasil S.A.	931,400	10,700

		26,556
CANADA - 1.2%
CAE, Inc.	324,598	3,477
Poseidon Concepts Corp.	328,861	4,887

		8,364
CHINA - 9.4%
AMVIG Holdings Ltd	11,944,000	3,558
Beijing Enterprises Water Group Limited	31,194,000	7,483
China Everbright International Limited	6,181,700	3,269
Golden Eagle Retail Group Ltd.	1,444,000	2,838
Intime Department Store Group Company Limited	16,902,300	18,289
New World Department Store China	7,951,000	4,420
Parkson Retail Group Ltd.	11,445,500	9,594
Yingde Gases	20,279,500	17,967

		67,418
DENMARK - 0.8%
Royal Unibrew A/S	70,860	5,435

FRANCE - 11.9%
Eurofins Scientific	187,850	26,650
Gemalto NV	122,179	10,747
Ipsos	602,215	19,262
Rubis	485,738	28,529

		85,188
GERMANY - 17.7%
Deutz AG(1)	384,806	1,730
Gerresheimer AG	334,409	17,477
GfK SE	576,166	25,962
Sixt AG	389,573	7,539
Wacker Neuson SE	1,030,405	14,552
Wirecard AG	2,597,199	59,642

		126,902
HONG KONG - 2.7%
SJM Holdings Limited	8,740,932	18,983

INDONESIA - 0.2%
Ace Hardware Indonesia	2,143,000	$1,377

IRELAND - 3.3%
Glanbia plc	2,679,451	23,758

ITALY - 5.8%
Davide Campari - Milano S.p.A.	3,776,604	29,701
Marr SpA	1,207,387	11,613

		41,314
JAPAN - 7.2%
AUTOBACS SEVEN CO., LTD.	448,600	20,320
Bit-isle Inc.	234,300	2,438
CALBEE, Inc.	171,000	14,988
SUGI HOLDINGS CO., LTD.	403,400	14,169

		51,915
KENYA - 0.6%
East African Breweries Limited	1,665,800	4,492

KOREA - 1.1%
GS Retail Company Ltd.	147,550	4,009
S1 Corporation	61,417	3,780

		7,789
LUXEMBOURG - 2.9%
L’Occitane International SA	7,922,250	20,945

PERU - 1.1%
Ferreyros S.A.	8,577,014	7,760

PHILIPPINES - 5.2%
Alliance Global Group, Inc.	106,376,800	37,486

SINGAPORE - 6.1%
City Developments Limited	666,972	6,381
Petra Foods Limited	6,121,000	12,220
SIA Engineering Company	4,077,700	13,823
Super Group Ltd.	6,166,000	11,004

		43,428
SPAIN - 0.1%
Pescanova, S.A.	43,670	724

SWITZERLAND - 1.9%
Schindler Holding AG, Participation Certificates(2)	112,266	13,799

	Shares Held	Value

UNITED KINGDOM - 14.2%
Aegis Group plc	3,643,324	$13,855
APR Energy PLC	991,453	13,376
Babcock International Group plc	2,456,332	36,769
Big Yellow Group PLC	1,587,420	8,049
Britvic Plc	3,617,078	21,267
Catlin Group Limited	230,336	1,769
Dignity PLC	469,252	6,915

		102,000

Total common stocks (Cost $543,902)		701,827

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $11,784 (Cost $11,784)(3)	$11,784	$11,784

Total investments - 99.7% (Cost $555,686)		713,611

Other assets less liabilities - 0.3%		2,438

Total net assets - 100.0%(4)		$716,049

(1)	Non-income producing security.
(2)	Non-voting shares.
(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.500%	8/31/2018	$12,021

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$168,954	23.6%
Consumer Staples	179,936	25.1
Energy	4,887	0.7
Financials	16,199	2.2
Healthcare	44,127	6.2
Industrials	143,984	20.1
Information Technology	72,827	10.2
Materials	21,525	3.0
Utilities	49,388	6.9

Total common stocks	701,827	98.0
Short-term investments	11,784	1.7

Total investments	713,611	99.7
Other assets less liabilities	2,438	0.3

Total net assets	$716,049	100.0%

CURRENCY EXPOSURE - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
Australian dollar	$6,194	0.9%
Brazilian real	26,556	3.7
British pound	102,000	14.3
Canadian dollar	8,364	1.2
Danish krone	5,435	0.8
Euro	277,886	38.9
Hong Kong dollar	107,346	15.0
Indonesian rupiah	1,377	0.2
Japanese yen	51,915	7.3
Kenya shilling	4,492	0.6
Korean won	7,789	1.1
Peruvian nuevo sol	7,760	1.1
Philippine peso	37,486	5.3
Singapore dollar	43,428	6.1
Swiss franc	13,799	1.9
U.S. dollar	11,784	1.6

Total investments	$713,611	100.0%

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Wirecard AG	Germany	8.3%
Alliance Global Group, Inc.	Philippines	5.2
Babcock International Group plc	United Kingdom	5.1
Davide Campari - Milano S.p.A.	Italy	4.1
Rubis	France	4.0
Eurofins Scientific	France	3.7
GfK SE	Germany	3.6
Glanbia plc	Ireland	3.3
Britvic Plc	United Kingdom	3.0
L’Occitane International SA	Luxembourg	2.9

Total		43.2%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS AND EQUITY-LINKED SECURITIES - 89.2%

BELGIUM - 1.9%
Groupe Bruxelles Lambert S.A.	1,733,021	$128,610

DENMARK - 1.8%
Carlsberg A/S, Class B	1,309,272	115,999

FRANCE - 7.0%
Publicis Groupe	1,876,166	104,998
Societe Television Francaise 1	3,773,751	31,420
Sodexo	925,245	69,663
Sodexo - Registered Shares(1)	1,284,779	96,732
Total SA	3,275,914	162,495

		465,308

GERMANY - 2.9%
HeidelbergCement AG	2,715,857	142,288
Wincor Nixdorf AG	1,339,464	52,378

		194,666

HONG KONG - 1.0%
Guoco Group Limited	7,545,736	67,925

IRELAND - 3.5%
ICON PLC (DR)(3)(4)	4,501,487	109,701
Ryanair Holdings PLC, Equity-Linked Security, 144A(2)(3)(5)(6)(7)	21,926,013	124,510

		234,211

JAPAN - 10.1%
Aderans Co., Ltd.(3)(4)	2,612,467	35,752
CALBEE, Inc.	92,300	8,090
Credit Saison Co., Ltd.	6,703,459	162,089
Kao Corporation	7,492,400	220,816
NIFCO INC.	1,434,400	33,140
SANKYO CO., LTD.	1,717,792	80,012
SEINO HOLDINGS CO., LTD.	1,247,240	7,911
Stanley Electric Co., Ltd.	8,160,600	120,882

		668,692

NETHERLANDS - 6.7%
DE Master Blenders 1753 NV(3)	2,136,281	$25,737
ING Groep N.V.(3)	21,485,062	169,770
Koninklijke Ahold NV	8,761,696	109,744
Koninklijke Philips Electronics N.V.	5,199,190	121,298
Reed Elsevier NV	1,589,075	21,247

		447,796

NORWAY - 1.3%
Orkla ASA	10,936,965	83,064

SWITZERLAND - 8.3%
Adecco SA	2,158,802	102,741
Novartis AG	3,532,867	216,179
Panalpina Welttransport Holding AG(4)	1,471,407	140,570
Pargesa Holding SA - Bearer Shares	1,344,272	89,046

		548,536

UNITED KINGDOM - 26.0%
Carpetright PLC(3)	3,161,793	33,544
Compass Group PLC	34,410,293	379,792
Diageo plc	5,663,794	159,093
Experian PLC	7,189,710	119,466
Lloyds Banking Group plc(3)	198,579,204	124,514
Michael Page International plc	13,071,936	75,104
Qinetiq Group PLC(4)	61,299,386	187,579
Reed Elsevier PLC	23,774,278	227,273
Savills Plc(4)	10,727,785	69,068
Tesco plc	27,720,631	148,614
Unilever PLC (DR)	5,465,117	199,586

		1,723,633

UNITED STATES - 18.7%
Accenture plc, Class A	1,463,744	102,506
Aon Corporation	4,659,607	243,651
Arch Capital Group Ltd.(3)(4)	6,040,912	251,785
Covidien plc	3,804,192	226,045
Signet Jewelers Ltd.	2,928,078	142,773
TE Connectivity Ltd.	8,018,894	272,723

		1,239,483

Total common stocks and equity-linked securities (Cost $4,957,352)		5,917,923

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 11.4%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $758,286 (Cost $758,286)(8)	$758,286	$758,286

Total investments - 100.6% (Cost $5,715,638)		6,676,209

Other assets less liabilities - (0.6%)		(36,974)

Total net assets - 100.0%(9)		$6,639,235

(1)	Shares are registered with the issuing company and not tradable until converted back to bearer shares.
(2)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $124,510 or 1.9% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(3)	Non-income producing security.
(4)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(5)	Non-voting shares.
(6)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(h) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(7)

Security is restricted. Ryanair Holdings PLC was acquired in a transaction under Rule 144A of the Securities Act of 1933, as amended. The shares of Ryanair Holdings PLC may be resold in transactions exempt from registration to qualified institutional buyers.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Ryanair Holdings PLC	9/17/08- 9/27/12	$26,756	$124,510	1.9%

(8)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	2.375%	7/31/2017	$138,271
U.S. Treasury Note	1.875%	9/30/2017	149,800
U.S. Treasury Note	2.250%	11/30/2017	81,671
U.S. Treasury Note	2.750%	2/28/2018	120,015
U.S. Treasury Note	2.625%	4/30/2018	84,687
U.S. Treasury Note	1.750%	5/31/2016	199,011

			$773,455

(9)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS - September 30, 2012
Dollar values in thousands
Description	Counterparty	Transaction Type	Settlement Date	Cost on Origination Date	Value	Unrealized Appreciation (Depreciation)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$490,665	$495,110	$(4,445)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	22,182	22,558	(376)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	14,086	14,028	58

						$(4,763)

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,341,476	20.2%
Consumer Staples	1,023,431	15.4
Energy	162,495	2.5
Financials	1,306,458	19.7
Healthcare	551,925	8.3
Industrials	962,243	14.5
Information Technology	427,607	6.4
Materials	142,288	2.2

Total common stocks	5,917,923	89.2
Short-term investments	758,286	11.4

Total investments	6,676,209	100.6
Other assets less liabilities	(36,974)	(0.6)

Total net assets	$6,639,235	100.0%

CURRENCY EXPOSURE(1) - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
British pound	$1,524,047	22.8%
Danish krone	115,999	1.7
Euro	1,360,890	20.4
Hong Kong dollar	67,925	1.0
Japanese yen	668,692	10.0
Norwegian krone	83,064	1.3
Swiss franc	548,536	8.2
U.S. dollar	2,307,056	34.6

Total investments	$6,676,209	100.0%

(1)	Excludes currency exposure to foreign currency forward contracts.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Compass Group PLC	United Kingdom	5.7%
TE Connectivity Ltd	United States	4.1
Arch Capital Group Ltd.	United States	3.8
Aon Corporation	United States	3.7
Reed Elsevier PLC	United Kingdom	3.4
Covidien plc	United States	3.4
Kao Corporation	Japan	3.3
Novartis AG	Switzerland	3.3
Unilever PLC	United Kingdom	3.0
Qinetiq Group PLC	United Kingdom	2.8

Total		36.5%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns Pargesa Holding SA (Pargesa), which represents 1.3% of the Fund’s net assets, and Groupe Bruxelles Lambert SA (GBL), which represents 1.9% of the Fund’s net assets. Pargesa is the parent company of GBL. The aggregate value of Pargesa and GBL represents 3.2% of the Fund’s net assets and would represent one of the Fund’s top ten holdings.

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 95.7%

CONSUMER DISCRETIONARY - 19.5%
Auto Components - 1.8%
BorgWarner Inc.(1)	1,796,014	$124,122

Automobiles - 0.7%
Tesla Motors, Inc.(1)	1,684,085	49,310

Distributors - 1.9%
LKQ Corporation(1)	6,817,740	126,128

Hotels, Restaurants & Leisure - 2.6%
Chipotle Mexican Grill, Inc.(1)	218,624	69,422
Starwood Hotels & Resorts Worldwide, Inc.	1,566,399	90,788
Wynn Resorts, Limited	98,700	11,394

		171,604
Internet & Catalog Retail - 0.1%
Netflix, Inc.(1)	178,667	9,727

Multiline Retail - 0.7%
Dollar General Corporation(1)	976,000	50,303

Specialty Retail - 3.8%
Limited Brands, Inc.	691,700	34,073
Tractor Supply Company	1,067,800	105,595
Ulta Salon, Cosmetics & Fragrance, Inc.	1,000,800	96,382
Urban Outfitters, Inc.(1)	443,000	16,639

		252,689
Textiles, Apparel & Luxury Goods - 7.9%
Coach, Inc.	2,409,723	134,993
Fossil, Inc.(1)	1,411,335	119,540
lululemon athletica inc.(1)	1,133,616	83,820
Polo Ralph Lauren Corporation, Class A	877,522	132,708
Under Armour, Inc., Class A(1)	1,009,700	56,372

		527,433
CONSUMER STAPLES - 1.2%
Food Products - 1.2%
Mead Johnson Nutrition Company	1,133,000	83,026

ENERGY - 7.7%
Energy Equipment & Services - 4.9%
Cameron International Corporation(1)	2,202,849	$123,514
Core Laboratories N.V.	285,910	34,732
Dresser-Rand Group Inc.(1)	2,510,027	138,328
Oceaneering International, Inc.	622,700	34,404

		330,978
Oil, Gas & Consumable Fuels - 2.8%
Cabot Oil & Gas Corporation	1,894,300	85,054
Noble Energy, Inc.	1,139,300	105,624

		190,678
FINANCIALS - 5.3%
Capital Markets - 1.2%
Ares Capital Corporation	4,700,109	80,560

Commercial Banks - 0.8%
HDFC Bank Limited (DR)(2)	1,429,690	53,728

Consumer Finance - 3.3%
Discover Financial Services	5,562,410	220,995

HEALTHCARE - 23.7%
Biotechnology - 9.4%
Alexion Pharmaceuticals, Inc.(1)	819,400	93,739
ARIAD Pharmaceuticals, Inc.(1)	3,282,400	79,516
Cepheid(1)(3)	3,459,600	119,391
Incyte Corporation(1)	2,091,682	37,755
Onyx Pharmaceuticals, Inc.(1)	284,400	24,032
Regeneron Pharmaceuticals, Inc.(1)	1,589,813	242,701
Vertex Pharmaceuticals Incorporated(1)	576,300	32,244

		629,378
Health Care Equipment & Supplies - 1.4%
Edwards Lifesciences Corporation(1)	362,581	38,930
Intuitive Surgical, Inc.(1)	112,413	55,715

		94,645
Health Care Providers & Services - 3.0%
AMERIGROUP Corporation(1)	336,500	30,766
Cigna Corporation	2,064,600	97,387
DaVita, Inc.(1)	693,500	71,854

		200,007

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Technology - 5.1%
athenahealth, Inc.(1)(3)	1,827,315	$167,693
Cerner Corporation(1)	2,248,524	174,058

		341,751
Life Sciences Tools & Services - 4.5%
Agilent Technologies, Inc.	3,716,915	142,915
Illumina, Inc.(1)	739,400	35,639
Mettler-Toledo International Inc.(1)	737,200	125,870

		304,424
Pharmaceuticals - 0.3%
Allergan, Inc.	217,296	19,900

INDUSTRIALS - 13.0%
Aerospace & Defense - 1.3%
Precision Castparts Corp.	527,196	86,112

Building Products - 1.0%
Owens Corning Inc.(1)	1,941,600	64,966

Electrical Equipment - 2.4%
AMETEK, Inc.	581,500	20,614
Rockwell Automation, Inc.	1,264,400	87,939
Roper Industries, Inc.	478,712	52,606

		161,159
Machinery - 2.8%
Chart Industries, Inc.(1)	909,000	67,130
Pall Corporation	1,058,900	67,230
Woodward, Inc.	1,648,600	56,019

		190,379
Professional Services - 5.5%
IHS Inc.(1)	2,352,017	228,969
Verisk Analytics, Inc., Class A(1)	2,926,427	139,327

		368,296
INFORMATION TECHNOLOGY - 25.3%
Communications Equipment - 0.6%
Aruba Networks, Inc.(1)	1,147,000	25,790
Palo Alto Networks, Inc.(1)	182,600	11,243

		37,033
Electronic Equipment & Instruments - 4.4%
FLIR Systems, Inc.(3)	1,702,200	34,001
IPG Photonics Corporation(1)	2,207,100	126,467
Trimble Navigation Limited(1)	2,831,265	134,938

		295,406
Internet Software & Services - 2.3%
LinkedIn Corporation, Class A(1)	756,700	91,107
MercadoLibre, Inc.	782,063	64,559

		155,666

INFORMATION TECHNOLOGY (CONTINUED)
IT Services - 2.7%
Teradata Corporation(1)	1,764,804	$133,084
VeriFone Systems, Inc.(1)	1,755,800	48,899

		181,983
Semiconductors & Semiconductor Equipment - 4.2%
Altera Corporation	2,616,900	88,935
Applied Materials, Inc.	5,092,700	56,860
ARM Holdings PLC (DR)(2)	4,822,325	134,929

		280,724
Software - 11.1%
ANSYS, Inc.(1)	1,077,018	79,053
Citrix Systems, Inc.(1)	1,192,118	91,280
Concur Technologies, Inc.(1)	1,981,730	146,113
MICROS Systems, Inc.(1)	1,036,200	50,898
Qlik Technologies Inc.(1)	612,900	13,735
Red Hat, Inc.(1)	1,708,141	97,262
salesforce.com, inc.(1)	869,211	132,720
VMware, Inc., Class A(1)	1,371,568	132,685

		743,746

Total common stocks (Cost $4,324,248)		6,426,856
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $309,376 (Cost $309,376)(4)	$309,376	$309,376

Total investments - 100.3% (Cost $4,633,624)		6,736,232

Other assets less liabilities - (0.3%)		(18,287)

Total net assets - 100.0%(5)		$6,717,945

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
ARM Holdings PLC (DR)	United Kingdom	U.S. dollar
HDFC Bank Limited (DR)	India	U.S. dollar

(3)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.500%	8/31/2018	$21,351
U.S. Treasury Note	2.750%	2/15/2019	111,875
U.S. Treasury Note	1.500%	3/31/2019	182,338

			$315,564

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Regeneron Pharmaceuticals, Inc.	United States	3.6%
IHS Inc.	United States	3.4
Discover Financial Services	United States	3.3
Cerner Corporation	United States	2.6
athenahealth, Inc.	United States	2.5
Concur Technologies, Inc.	United States	2.2
Agilent Technologies, Inc.	United States	2.1
Verisk Analytics, Inc., Class A	United States	2.1
Dresser-Rand Group Inc.	United States	2.1
Coach, Inc.	United States	2.0

Total		25.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 93.0%

CONSUMER DISCRETIONARY - 7.9%
Diversified Consumer Services - 2.1%
H&R Block, Inc.	9,540,861	$165,343

Household Durables - 1.1%
Mohawk Industries, Inc.(1)	1,076,537	86,145

Internet & Catalog Retail - 0.6%
Liberty Interactive Corporation, Series A(1)	2,668,152	49,361

Leisure Equipment & Products - 2.2%
Mattel, Inc.	5,059,370	179,506

Media - 1.9%
Omnicom Group Inc.	3,042,495	156,871

CONSUMER STAPLES - 3.4%
Food & Staples Retailing - 3.4%
The Kroger Co.	8,156,628	192,007
Sysco Corporation	2,504,653	78,321

		270,328
ENERGY - 11.5%
Energy Equipment & Services - 5.4%
Ensco PLC	3,166,040	172,739
McDermott International, Inc.(1)	10,876,288	132,908
Patterson-UTI Energy, Inc.(2)	7,961,374	126,108

		431,755
Oil, Gas & Consumable Fuels - 6.1%
Cimarex Energy Co.	3,197,395	187,208
Hess Corporation	2,226,866	119,627
Southwestern Energy Company(1)	5,239,168	182,218

		489,053
FINANCIALS - 20.1%
Capital Markets - 1.2%
Northern Trust Corporation	2,001,438	92,897

Insurance - 16.8%
Alleghany Corporation(1)	640,251	220,848
Allied World Assurance Company Holdings, Ltd	1,235,843	95,469
The Allstate Corporation	4,776,873	189,212
Aon Corporation	3,175,728	166,059
Arch Capital Group Ltd.(1)(2)	3,865,186	161,101

FINANCIALS (CONTINUED)
Insurance (Continued)
Fidelity National Financial, Inc.	4,665,303	$99,791
Loews Corporation	3,569,761	147,288
The Progressive Corporation	9,771,996	202,671
Torchmark Corporation	1,374,082	70,559

		1,352,998
Real Estate Investment Trusts (REITS) - 2.1%
Annaly Capital Management, Inc.	5,695,194	95,907
Hatteras Financial Corp.	2,592,155	73,073

		168,980
HEALTHCARE - 4.5%
Health Care Equipment & Supplies - 1.4%
Becton, Dickinson and Company	1,387,708	109,018

Health Care Providers & Services - 2.3%
Cigna Corporation	3,876,599	182,859

Life Sciences Tools & Services - 0.8%
Covance Inc.(1)	1,395,945	65,177

INDUSTRIALS - 18.0%
Aerospace & Defense - 5.7%
L-3 Communications Holdings, Inc.	1,964,653	140,885
Rockwell Collins, Inc.	3,577,411	191,892
Spirit AeroSystems Holdings, Inc., Class A(1)	5,765,572	128,053

		460,830
Commercial Services & Supplies - 0.8%
Republic Services, Inc.	2,274,441	62,570

Construction & Engineering - 2.2%
Jacobs Engineering Group Inc.(1)	4,428,096	179,028

Electrical Equipment - 1.9%
Hubbell Inc., Class B	1,923,180	155,278

Machinery - 1.7%
Flowserve Corporation	1,091,491	139,427

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Professional Services - 4.9%
The Dun & Bradstreet Corporation	2,028,921	$161,543
ManpowerGroup	2,645,273	97,346
Towers Watson & Co., Class A	2,471,975	131,138

		390,027
Road & Rail - 0.8%
Ryder System, Inc.(2)	1,720,723	67,211

INFORMATION TECHNOLOGY - 25.7%
Computers & Peripherals - 1.2%
Lexmark International, Inc.(2)	4,391,595	97,713

Electronic Equipment & Instruments - 8.6%
Arrow Electronics, Inc.(1)(2)	5,329,061	179,643
Avnet, Inc.(1)(2)	6,754,379	196,485
FLIR Systems, Inc.(2)	7,992,622	159,653
Ingram Micro Inc.(1)(2)	10,362,660	157,823

		693,604
Internet Software & Services - 1.4%
Open Text Corporation(1)(3)	2,093,098	115,413

IT Services - 5.9%
Broadridge Financial Solutions, Inc.	5,380,360	125,524
SAIC, Inc.	10,881,934	131,019
The Western Union Company	12,083,350	220,159

		476,702
Semiconductors & Semiconductor Equipment - 6.4%
Analog Devices, Inc.	5,187,773	203,309
Applied Materials, Inc.	13,316,127	148,675
Lam Research Corporation(1)	5,045,232	160,363

		512,347
Software - 2.2%
Autodesk, Inc.(1)	2,579,007	86,061
BMC Software, Inc.(1)	67,952	2,819
SYNOPSYS, INC.(1)	2,618,455	86,461

		175,341
UTILITIES - 1.9%
Electrical Utilities - 0.6%
OGE Energy Corp.	835,870	46,357

Multi-Utilities - 0.4%
SCANA Corporation	592,995	28,624

Water Utilities - 0.9%
American Water Works Company, Inc.	1,913,264	70,906

Total common stocks (Cost $6,633,705)		7,471,669
	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 6.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $551,252 (Cost $551,252)(4)	$551,252	$551,252

Total investments - 99.9% (Cost $7,184,957)		8,022,921

Other assets less liabilities - 0.1%		6,620

Total net assets - 100.0%(5)		$8,029,541

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(3)	The Fund considers the company to be from Canada. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades in U.S. dollars.
(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.750%	5/31/2016	$562,282

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Alleghany Corporation	United States	2.8%
The Western Union Company	United States	2.7
Analog Devices, Inc.	United States	2.5
The Progressive Corporation	United States	2.5
Avnet, Inc.	United States	2.4
The Kroger Co.	United States	2.4
Rockwell Collins, Inc.	United States	2.4
The Allstate Corporation	United States	2.4
Cimarex Energy Co.	United States	2.3
CIGNA Corporation	United States	2.3

Total		24.7%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 94.8%

CONSUMER DISCRETIONARY - 14.3%
Automobiles - 0.7%
Tesla Motors, Inc.(1)	176,900	$5,180

Distributors - 3.1%
LKQ Corporation(1)	1,229,000	22,736

Diversified Consumer Services - 0.2%
K12 Inc.(1)	89,300	1,804

Hotels, Restaurants & Leisure - 1.6%
Dunkin’ Brands Group, Inc.	403,300	11,774

Internet & Catalog Retail - 1.0%
HomeAway, Inc.(1)	312,400	7,326

Media - 0.6%
Pandora Media, Inc.(1)	372,200	4,076

Specialty Retail - 5.6%
Francesca’s Collections, Inc.(1)	391,400	12,028
Hibbett Sports, Inc.(1)	61,400	3,650
Monro Muffler Brake, Inc.	211,600	7,446
Ulta Salon, Cosmetics & Fragrance, Inc.	179,300	17,267

		40,391
Textiles, Apparel & Luxury Goods - 1.5%
Deckers Outdoor Corporation(1)	22,700	832
The Warnaco Group, Inc.(1)	197,700	10,261

		11,093
CONSUMER STAPLES - 3.9%
Food & Staples Retailing - 1.7%
The Fresh Market, Inc.(1)	203,200	12,188

Food Products - 2.2%
Annie’s, Inc.(1)	113,200	5,076
TreeHouse Foods, Inc.(1)	212,775	11,171

		16,247
ENERGY - 4.9%
Energy Equipment & Services - 2.5%
Dril-Quip, Inc.(1)	251,100	18,049

ENERGY (CONTINUED)
Oil, Gas & Consumable Fuels - 2.4%
Oasis Petroleum Inc.(1)	259,000	$7,633
Rosetta Resources Inc.(1)	198,500	9,508

		17,141

FINANCIALS - 2.5%
Capital Markets - 2.5%
Ares Capital Corporation	1,068,583	18,315

HEALTHCARE - 19.5%
Biotechnology - 6.8%
ARIAD Pharmaceuticals, Inc.(1)	543,600	13,169
Cepheid(1)(2)	647,200	22,335
Incyte Corporation(1)	491,800	8,877
Isis Pharmaceuticals, Inc.(1)	375,900	5,289

		49,670
Health Care Equipment & Supplies - 3.3%
DexCom Inc.(1)	684,700	10,291
GenMark Diagnostics, Inc.(1)	201,800	1,859
HeartWare International, Inc.(1)	102,825	9,716
NxStage Medical, Inc.(1)	142,700	1,885

		23,751
Health Care Providers & Services - 4.5%
Acadia Healthcare Company, Inc.(1)	410,500	9,790
HMS Holdings Corp.(1)	680,700	22,756

		32,546
Health Care Technology - 3.8%
athenahealth, Inc.(1)(2)	239,900	22,016
Vocera Communications, Inc.(1)	180,900	5,592

		27,608
Life Sciences Tools & Services - 0.7%
Bruker Corporation(1)	411,300	5,384

Pharmaceuticals - 0.4%
VIVUS, Inc.(1)	171,400	3,054

INDUSTRIALS - 19.3%
Aerospace & Defense - 1.0%
Teledyne Technologies Incorporated(1)	111,500	7,068

Electrical Equipment - 3.9%
Acuity Brands, Inc.	320,400	20,278
Regal Beloit Corporation	119,600	8,429

		28,707

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Machinery - 8.8%
Chart Industries, Inc.(1)	192,900	$14,246
IDEX Corporation	506,100	21,140
Proto Labs, Inc.(1)	30,800	1,042
Robbins & Myers, Inc.	154,800	9,226
Westport Innovations Inc.(1)(3)	125,900	3,505
Woodward, Inc.	426,400	14,489

		63,648
Professional Services - 2.2%
The Advisory Board Company(1)	328,400	15,707

Trading Companies & Distributors - 3.4%
Beacon Roofing Supply, Inc.(1)	869,600	24,784

INFORMATION TECHNOLOGY - 30.4%
Communications Equipment - 2.4%
Acme Packet, Inc.(1)	218,400	3,735
Aruba Networks, Inc.(1)	313,200	7,042
Finisar Corporation(1)	476,600	6,815

		17,592
Electronic Equipment & Instruments - 7.0%
Cognex Corporation	439,200	15,187
FARO Technologies, Inc.(1)	63,000	2,603
FEI Company	163,400	8,742
IPG Photonics Corporation(1)	264,600	15,162
Maxwell Technologies, Inc.(1)	215,900	1,753
Universal Display Corporation(1)	207,200	7,123

		50,570
Internet Software & Services - 3.2%
CoStar Group, Inc.(1)	106,800	8,708
Liquidity Services, Inc.(1)	145,100	7,285
MercadoLibre, Inc.	86,100	7,108

		23,101
Semiconductors & Semiconductor Equipment - 1.2%
Cavium Networks, Inc.(1)	259,800	8,659

Software - 16.6%
CommVault Systems, Inc.(1)	409,700	24,049
Concur Technologies, Inc.(1)	287,700	21,212
Fortinet, Inc.(1)	638,400	15,411
Guidewire Software, Inc.(1)	387,400	12,029
Informatica Corporation(1)	349,900	12,180
NetSuite Inc.(1)	177,700	11,337
Qlik Technologies Inc.(1)	262,200	5,876
RealPage, Inc.(1)	616,100	13,924
Tyler Technologies, Inc.(1)	111,600	4,913

		120,931

Total common stocks (Cost $546,147)		689,100
	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $34,153 (Cost $34,153)(4)	$34,153	$34,153

Total investments - 99.5% (Cost $580,300)		723,253

Other assets less liabilities - 0.5%		3,640

Total net assets - 100.0%(5)		$726,893

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(3)	The Fund considers the company to be from Canada. See the Fund's Statement of Additional Information for information on how a particular country is assigned. The security trades in U.S. dollars.

(4) Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.875%	8/15/2040	$34,837

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Beacon Roofing Supply, Inc.	United States	3.4%
CommVault Systems, Inc.	United States	3.3
HMS Holdings Corp.	United States	3.1
LKQ Corporation	United States	3.1
Cepheid	United States	3.1
athenahealth, Inc.	United States	3.0
Concur Technologies, Inc.	United States	2.9
IDEX Corporation	United States	2.9
Acuity Brands, Inc.	United States	2.8
Ares Capital Corporation	United States	2.5

Total		30.1%

For the purpose of determining the Fund's top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 96.1%

CONSUMER DISCRETIONARY - 14.5%
Diversified Consumer Services - 4.1%
Coinstar, Inc.(1)	809,700	$36,420
Matthews International Corporation(2)	1,419,500	42,329
Regis Corporation	1,611,500	29,619

		108,368
Hotels, Restaurants & Leisure - 2.0%
Jack in the Box Inc.(1)	689,908	19,393
WMS Industries Inc.(1)	2,025,000	33,169

		52,562
Household Durables - 0.5%
Universal Electronics Inc.(1)	718,000	12,622

Media - 2.9%
Arbitron Inc.	519,900	19,704
DreamWorks Animation SKG, Inc., Class A(1)	2,236,500	43,008
Meredith Corporation	396,155	13,865

		76,577
Specialty Retail - 2.2%
Rent-A-Center, Inc.	1,650,562	57,902

Textiles, Apparel & Luxury Goods - 2.8%
Skechers U.S.A., Inc., Class A(1)	1,485,500	30,304
The Warnaco Group, Inc.(1)	841,800	43,689

		73,993
CONSUMER STAPLES - 0.7%
Food Products - 0.7%
Darling International Inc.(1)	1,031,600	18,868

ENERGY - 13.8%
Energy Equipment & Services - 7.0%
GulfMark Offshore, Inc.(1)	998,600	32,994
Key Energy Services, Inc.(1)	1,815,600	12,709
Newpark Resources, Inc.(1)	2,343,800	17,368
Parker Drilling Company(1)	3,193,347	13,508
SEACOR Holdings Inc.(1)	207,100	17,264
Superior Energy Services, Inc.(1)	742,725	15,241
Tidewater Inc.	800,500	38,848
Unit Corporation(1)	932,600	38,703

		186,635

ENERGY (CONTINUED)
Oil, Gas & Consumable Fuels - 6.8%
Cloud Peak Energy Inc.(1)	3,004,100	$54,374
Comstock Resources, Inc.(1)	2,289,090	42,073
Forest Oil Corporation(1)	3,390,890	28,653
Lone Pine Resources Inc.(1)	2,035,111	3,175
World Fuel Services Corporation	1,469,000	52,311

		180,586
FINANCIALS - 6.2%
Diversified Financial Services - 1.0%
PICO Holdings, Inc.(1)(2)	1,138,890	25,989

Insurance - 3.1%
Allied World Assurance Company Holdings, Ltd	247,555	19,124
Alterra Capital Holdings Limited	470,375	11,261
Endurance Specialty Holdings Ltd.	420,923	16,206
Platinum Underwriters Holdings, Ltd.	874,800	35,753

		82,344
Real Estate Investment Trusts (REITS) - 2.1%
Anworth Mortgage Asset Corporation	2,442,900	16,612
Hatteras Financial Corp.	833,500	23,496
Potlatch Corporation	429,101	16,036

		56,144
HEALTHCARE - 2.7%
Biotechnology - 0.4%
Enzon Pharmaceuticals, Inc.(1)	1,353,500	9,420

Health Care Equipment & Supplies - 1.1%
CONMED Corporation	1,031,659	29,402

Life Sciences Tools & Services - 1.2%
ICON PLC (DR)(1)(2)(3)	1,343,941	32,752

INDUSTRIALS - 26.2%
Aerospace & Defense - 2.3%
Curtiss-Wright Corporation	792,300	25,908
Spirit AeroSystems Holdings, Inc., Class A(1)	1,617,579	35,926

		61,834
Air Freight & Logistics - 1.5%
Atlas Air Worldwide Holdings, Inc.(1)	775,800	40,055

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Airlines - 0.6%
Hawaiian Holdings, Inc.(1)(2)	2,896,800	$16,193

Commercial Services & Supplies - 3.2%
Quad/Graphics, Inc., Class A	792,300	13,437
Sykes Enterprises, Incorporated(1)(2)	2,723,494	36,604
Tetra Tech, Inc.(1)	1,361,700	35,758

		85,799
Construction & Engineering - 5.7%
Comfort Systems USA, Inc.(2)	2,214,426	24,204
EMCOR Group, Inc.	2,459,362	70,190
Granite Construction Incorporated	1,254,462	36,028
ORION MARINE GROUP, INC.(1)(2)	1,601,100	11,896
Tutor Perini Corporation(1)	742,800	8,498

		150,816
Electrical Equipment - 0.6%
Encore Wire Corporation	511,700	14,972

Machinery - 5.4%
Astec Industries, Inc.(1)	734,481	23,217
CIRCOR International, Inc.	288,900	10,906
Harsco Corporation	965,600	19,824
Kaydon Corporation	1,324,500	29,589
Mueller Industries, Inc.	726,224	33,021
Woodward, Inc.	808,833	27,484

		144,041
Professional Services - 4.5%
CRA International, Inc.(1)(2)	709,779	12,265
FTI Consulting, Inc.(1)	2,038,465	54,386
Kforce Inc.(1)	668,500	7,882
Towers Watson & Co., Class A	544,687	28,896
TrueBlue, Inc.(1)	1,072,888	16,866

		120,295
Road & Rail - 2.4%
Ryder System, Inc.(2)	1,601,064	62,538

INFORMATION TECHNOLOGY - 24.5%
Communications Equipment - 1.8%
ADTRAN, Inc.	2,786,200	48,146

Computers & Peripherals - 5.5%
Diebold, Incorporated	1,856,866	62,595
Intermec, Inc.(1)	1,477,219	9,174
Lexmark International, Inc.(2)	1,295,687	28,829
Logitech International S.A.(3)	932,600	8,533
QLogic Corporation(1)	3,278,500	37,440

		146,571

INFORMATION TECHNOLOGY (CONTINUED)
Electronic Equipment & Instruments - 4.4%
Arrow Electronics, Inc.(1)(2)	1,130,647	$38,114
Benchmark Electronics, Inc.(1)	1,185,701	18,106
Power-One, Inc.(1)	3,070,100	17,193
Tech Data Corporation(1)	932,600	42,247

		115,660
Internet Software & Services - 1.3%
EarthLink, Inc.	5,009,540	35,668

IT Services - 2.0%
CACI International Inc(1)	759,250	39,322
ManTech International Corporation, Class A	585,968	14,063

		53,385
Semiconductors & Semiconductor Equipment - 4.7%
Intersil Corporation	4,530,800	39,644
Nanometrics Incorporated(1)	722,900	9,983
Rudolph Technologies, Inc.(1)	608,051	6,385
Ultratech, Inc.(1)(2)	1,757,837	55,161
Volterra Semiconductor Corporation(1)	572,000	12,510

		123,683
Software - 4.8%
MicroStrategy Incorporated, Class A(1)	319,371	42,818
Progress Software Corporation(1)	2,075,623	44,398
Rosetta Stone Inc.(1)	736,000	9,384
Websense, Inc.(1)(2)	1,914,637	29,964

		126,564
MATERIALS - 5.9%
Chemicals - 4.6%
H.B. Fuller Company	2,144,333	65,788
Minerals Technologies Inc.	437,500	31,032
Sensient Technologies Corporation	709,715	26,089

		122,909
Metals & Mining - 1.3%
Schnitzer Steel Industries, Inc., Class A	1,246,200	35,081

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
Atlantic Tele-Network, Inc.	585,914	25,183
Neutral Tandem, Inc.(1)(2)	1,988,900	18,656

		43,839

Total common stocks (Cost $2,441,872)		2,552,213

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.2%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $109,801 (Cost $109,801)(4)	$109,801	$109,801

Total investments - 100.3% (Cost $2,551,673)		2,662,014

Other assets less liabilities - (0.3%)		(6,944)

Total net assets - 100.0%(5)		$2,655,070

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(3)	The Fund considers the company to be from outside of the United States. See the Fund's Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
ICON PLC (DR)	Ireland	U.S. dollar
Logitech International S.A.	Switzerland	U.S. dollar

(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.500%	3/31/2019	$112,000

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
EMCOR Group, Inc.	United States	2.6%
H.B. Fuller Company	United States	2.5
Diebold, Incorporated	United States	2.4
Ryder System, Inc.	United States	2.4
Rent-A-Center, Inc.	United States	2.2
Ultratech, Inc.	United States	2.1
FTI Consulting, Inc.	United States	2.0
Cloud Peak Energy, Inc.	United States	2.0
World Fuel Services Corporation	United States	2.0
ADTRAN, Inc.	United States	1.8

Total		22.0%

For the purpose of determining the Fund's top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 91.4%

CONSUMER DISCRETIONARY - 3.8%
Diversified Consumer Services - 2.4%
H&R Block, Inc.	1,137,800	$19,718

Multiline Retail - 1.4%
Target Corporation	189,200	12,008

CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 4.7%
The Kroger Co.	978,500	23,034
Tesco plc(1)	2,964,049	15,891

		38,925
ENERGY-14.3%
Energy Equipment & Services - 5.5%
Baker Hughes Incorporated	598,200	27,057
Noble Corporation	527,900	18,888

		45,945
Oil, Gas & Consumable Fuels - 8.8%
Apache Corporation	367,500	31,778
Cimarex Energy Co.	355,800	20,832
Royal Dutch Shell PLC, Class A (DR)(1)	302,200	20,976

		73,586
FINANCIALS - 23.4%
Capital Markets - 4.3%
The Bank of New York Mellon Corporation	831,300	18,804
The Goldman Sachs Group, Inc.	149,205	16,962

		35,766
Insurance - 17.5%
Alleghany Corporation(2)	50,736	17,501
The Allstate Corporation	448,250	17,755
Arch Capital Group Ltd.(2)(3)	561,300	23,395
Berkshire Hathaway Inc., Class B(2)	426,530	37,620
The Chubb Corporation	314,700	24,005
The Progressive Corporation	1,239,600	25,709

		145,985
Real Estate Investment Trusts (REITS) - 1.6%
Annaly Capital Management, Inc.	786,300	13,241

HEALTHCARE - 6.4%
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson and Company	203,600	$15,995

Health Care Providers & Services - 4.5%
Cigna Corporation	438,900	20,703
Wellpoint, Inc.	286,900	16,643

		37,346
INDUSTRIALS - 2.6%
Construction & Engineering - 2.6%
Jacobs Engineering Group Inc.(2)	536,500	21,691

INFORMATION TECHNOLOGY - 29.2%
Communications Equipment - 3.0%
Cisco Systems, Inc.	1,297,100	24,762

Computers & Peripherals - 3.5%
Apple Inc.	44,244	29,522

Electronic Equipment & Instruments - 4.7%
Avnet, Inc.(2)(3)	709,300	20,634
Ingram Micro Inc.(2)(3)	1,252,000	19,068

		39,702
Internet Software & Services - 2.7%
Google Inc., Class A(2)	30,500	23,012

IT Services - 3.3%
The Western Union Company	1,504,900	27,419

Semiconductors & Semiconductor Equipment - 6.6%
Samsung Electronics Co., Ltd., Preferred(1)(4)	44,967	31,922
Texas Instruments Incorporated	857,300	23,619

		55,541
Software - 5.4%
Microsoft Corporation	693,800	20,661
Oracle Corporation	768,400	24,197

		44,858
MATERIALS - 3.9%
Chemicals - 1.6%
The Mosaic Company	235,800	13,584

	Shares Held	Value

MATERIALS (CONTINUED)
Metals & Mining - 2.3%
Newmont Mining Corporation	339,100	$18,993

TELECOMMUNICATION SERVICES - 3.1%
Wireless Telecommunication Services - 3.1%
Vodafone Group Plc (DR)(1)	906,700	25,836

Total common and preferred stocks (Cost $678,780)		763,435
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 8.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $74,581 (Cost $74,581)(5)	$74,581	$74,581

Total investments - 100.3% (Cost $753,361)		838,016

Other assets less liabilities - (0.3%)		(2,536)

Total net assets - 100.0%(6)		$835,480

(1)	The Fund considers the company to be from outside of the United States. See the Fund's Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Royal Dutch Shell PLC, Class A (DR)	United Kingdom	U.S. dollar
Samsung Electronics Co., Ltd., Preferred	Korea	Korean won
Tesco plc	United Kingdom	British pound
Vodafone Group Plc (DR)	United Kingdom	U.S. dollar

(2)	Non-income producing security.
(3)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(4)	Non-voting shares.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	2.375%	5/31/2018	$8,939
U.S. Treasury Note	1.500%	8/31/2018	55,114
U.S. Treasury Bond	3.875%	8/15/2040	12,023

			$76,076

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Berkshire Hathaway Inc.	United States	4.5%
Samsung Electronics Co., Ltd.	Korea	3.8
Apache Corporation	United States	3.8
Apple Inc.	United States	3.5
The Western Union Company	United States	3.3
Baker Hughes Incorporated	United States	3.2
Vodafone Group Plc	United Kingdom	3.1
The Progressive Corporation	United States	3.1
Cisco Systems, Inc.	United States	3.0
Oracle Corporation	United States	2.9

Total		34.2%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012

Dollar values in thousands

	GLOBAL EQUITY		GLOBAL OPPORTUNITIES
ASSETS:
Investments in securities, unaffiliated, at value	$15,112		$297,957
Short-term investments (repurchase agreements), at value	333		15,330

Total investments	15,445		313,287
Cash	-	(1)	1
Foreign currency	5		51
Unrealized gain on foreign currency forward and spot contracts	-		- (1)
Receivable from investments sold	-		2,268
Receivable from fund shares sold	111		713
Dividends and interest receivable	28		192

Total assets	15,589		316,512

LIABILITIES:
Unrealized loss on foreign currency forward and spot contracts	-		31
Payable for investments purchased	-		3,874
Payable for fund shares redeemed	1		121
Payable for operating expenses	46		171
Payable for foreign taxes(2)	4		42

Total liabilities	51		4,239

Total net assets	$15,538		$312,273

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$12,387		$280,108
Net unrealized appreciation on investments and foreign currency related transactions	2,470		39,564
Accumulated undistributed net investment income (loss)	47		(531)
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	634		(6,868)

	$15,538		$312,273

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$15,538		$228,090
Institutional Shares			$84,183
Shares outstanding (Indefinite number of shares authorized, $0.01 par value) Investor Shares	1,190,830		15,988,438
Institutional Shares			5,891,877
Net asset value, offering price and redemption price per share
Investor Shares	$13.05		$14.27
Institutional Shares			$14.29
Cost of securities of unaffiliated issuers held	$12,972		$273,665
Cost of foreign currency	$5		$52

(1)	Amount rounds to less than $1.

(2)		Including taxes on unrealized gains
	Global Equity	$ -
	Global Opportunities	33

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012 (Continued)

Dollar values in thousands

	GLOBAL VALUE	INTERNATIONAL
ASSETS:
Investments in securities, unaffiliated, at value	$199,890	$9,470,795
Investments in securities, affiliated, at value	7,759	-
Short-term investments (repurchase agreements), at value	21,478	108,556

Total investments	229,127	9,579,351
Cash	26	1
Foreign currency	68	3,401
Unrealized gain on foreign currency forward and spot contracts	-	242
Receivable from investments sold	583	90,148
Receivable from fund shares sold	36,175	25,899
Dividends and interest receivable	284	25,220

Total assets	266,263	9,724,262

LIABILITIES:
Unrealized loss on foreign currency forward and spot contracts	63	2
Payable for investments purchased	85	47,899
Payable for fund shares redeemed	25	21,501
Payable for operating expenses	178	3,397
Payable for foreign taxes	6	1,173

Total liabilities	357	73,972

Total net assets	$265,906	$9,650,290

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$237,371	$9,654,215
Net unrealized appreciation on investments and foreign currency related transactions	28,295	1,668,066
Accumulated undistributed net investment income	321	118,396
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(81)	(1,790,387)

	$265,906	$9,650,290

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$217,057	$6,877,615
Institutional Shares	$48,849	$2,772,675
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	18,736,910	292,196,037
Institutional Shares	4,218,155	117,008,860
Net asset value, offering price and redemption price per share
Investor Shares	$11.58	$23.54
Institutional Shares	$11.58	$23.70
Cost of securities of unaffiliated issuers held	$194,740	$7,911,123
Cost of securities of affiliated issuers held	$6,029	$-
Cost of foreign currency	$68	$3,403

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012 (Continued)

Dollar values in thousands

	INTERNATIONAL SMALL CAP		INTERNATIONAL VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$701,827		$5,123,468
Investments in securities, affiliated, at value	-		794,455
Short-term investments (repurchase agreements), at value	11,784		758,286

Total investments	713,611		6,676,209
Cash	-	(1)	1
Foreign currency	1,626		2,008
Unrealized gain on foreign currency forward and spot contracts	3		61
Receivable from investments sold	552		573
Receivable from fund shares sold	6,379		29,367
Dividends and interest receivable	1,544		16,405

Total assets	723,715		6,724,624

LIABILITIES:
Unrealized loss on foreign currency forward and spot contracts	18		5,081
Payable for investments purchased	7,114		74,661
Payable for fund shares redeemed	170		3,125
Payable for operating expenses	305		2,073
Payable for foreign taxes	59		449

Total liabilities	7,666		85,389

Total net assets	$716,049		$6,639,235

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$582,147		$5,654,212
Net unrealized appreciation on investments and foreign currency related transactions	157,914		955,507
Accumulated undistributed net investment income	7,727		50,909
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(31,739)		(21,393)

	$716,049		$6,639,235

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$716,049		$5,081,735
Institutional Shares			$1,557,500
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	34,516,197		176,951,861
Institutional Shares			54,087,709
Net asset value, offering price and redemption price per share
Investor Shares	$20.75		$28.72
Institutional Shares			$28.80
Cost of securities of unaffiliated issuers held	$555,686		$5,148,464
Cost of securities of affiliated issuers held	$-		$567,174
Cost of foreign currency	$1,626		$2,011

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012 (Continued)

Dollar values in thousands

	MID CAP	MID CAP VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$6,105,771	$6,325,932
Investments in securities, affiliated, at value	321,085	1,145,737
Short-term investments (repurchase agreements), at value	309,376	551,252

Total investments	6,736,232	8,022,921
Cash	518	-	(1)
Receivable from investments sold	39,111	1,689
Receivable from fund shares sold	16,707	14,290
Dividends and interest receivable	2,181	13,901

Total assets	6,794,749	8,052,801

LIABILITIES:
Payable for investments purchased	52,847	7,677
Payable for fund shares redeemed	21,005	11,510
Payable for operating expenses	2,952	4,073

Total liabilities	76,804	23,260

Total net assets	$6,717,945	$8,029,541

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$4,453,465	$6,832,155
Net unrealized appreciation on investments and foreign currency related transactions	2,102,607	837,964
Accumulated undistributed net investment income (loss)	(37,201)	28,090
Accumulated undistributed net realized gains on investments and foreign currency related transactions	199,074	331,332

	$6,717,945	$8,029,541

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$5,115,836	$7,753,814
Institutional Shares	$1,602,109	$275,727
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	131,836,234	367,150,812
Institutional Shares	39,788,644	13,036,006
Net asset value, offering price and redemption price per share
Investor Shares	$38.80	$21.12
Institutional Shares	$40.27	$21.15
Cost of securities of unaffiliated issuers held	$4,401,399	$6,021,185
Cost of securities of affiliated issuers held	$232,225	$1,163,772

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012 (Continued)

Dollar values in thousands

	SMALL CAP	SMALL CAP VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$644,749	$2,116,719
Investments in securities, affiliated, at value	44,351	435,494
Short-term investments (repurchase agreements), at value	34,153	109,801

Total investments	723,253	2,662,014
Cash	48	1
Receivable from investments sold	-	1,377
Receivable from fund shares sold	12,200	14,195
Dividends and interest receivable	32	1,834

Total assets	735,533	2,679,421

LIABILITIES:
Payable for investments purchased	7,458	9,230
Payable for fund shares redeemed	848	13,749
Payable for operating expenses	334	1,372

Total liabilities	8,640	24,351

Total net assets	$726,893	$2,655,070

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$715,825	$2,501,727
Net unrealized appreciation on investments and foreign currency related transactions	142,953	110,341
Accumulated undistributed net investment income (loss)	(3,241)	7,607
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	(128,644)	35,395

	$726,893	$2,655,070

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$676,139	$2,348,847
Institutional Shares	$50,754	$306,223
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	32,355,156	154,155,879
Institutional Shares	2,429,113	20,070,127
Net asset value, offering price and redemption price per share
Investor Shares	$20.90	$15.24
Institutional Shares	$20.89	$15.26
Cost of securities of unaffiliated issuers held	$554,539	$2,135,942
Cost of securities of affiliated issuers held	$25,761	$415,731

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012 (Continued)

Dollar values in thousands

	VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$700,338
Investments in securities, affiliated, at value	63,097
Short-term investments (repurchase agreements), at value	74,581

Total investments	838,016
Cash	1
Receivable from fund shares sold	1,708
Dividends and interest receivable	1,071

Total assets	840,796

LIABILITIES:
Payable for investments purchased	4,245
Payable for fund shares redeemed	590
Payable for operating expenses	481

Total liabilities	5,316

Total net assets	$835,480

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$788,976
Net unrealized appreciation on investments and foreign currency related transactions	84,652
Accumulated undistributed net investment income	3,244
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(41,392)

	$835,480

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$677,753
Institutional Shares	$157,727
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	59,846,553
Institutional Shares	13,896,744
Net asset value, offering price and redemption price per share
Investor Shares	$11.32
Institutional Shares	$11.35
Cost of securities of unaffiliated issuers held	$695,937
Cost of securities of affiliated issuers held	$57,424
Cost of foreign currency	$-	(1)

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012

Dollar values in thousands

	GLOBAL EQUITY	GLOBAL OPPORTUNITIES
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$235	$2,174
Interest	- (2)	2

Total investment income	235	2,176

EXPENSES:
Advisory fees	121	2,058
Transfer agent fees
Investor Shares	87	468
Institutional Shares		15
Shareholder communications
Investor Shares	8	28
Institutional Shares		9
Custodian fees	27	74
Accounting fees	46	59
Professional fees	43	94
Registration fees
Investor Shares	32	43
Institutional Shares		28
Directors’ fees	5	7
Other operating expenses	2	9

Total operating expenses	371	2,892
Less amounts waived or paid by the Adviser	(189)	-

Net expenses	182	2,892

Net investment income (loss)	53	(716)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	684	16,957
Foreign currency related transactions	(1)	(88)

	683	16,869
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments(1)	2,936	36,773
Foreign currency related transactions	(2)	(32)

	2,934	36,741

Net gain on investments and foreign currency related transactions	3,617	53,610

Net increase in net assets resulting from operations	$3,670	$52,894

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes on realized gains	Net of foreign taxes on unrealized gains
	Global Equity	$16	$-	$-
	Global Opportunities	116	37	16

(2)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012 (Continued)

Dollar values in thousands

	GLOBAL VALUE	INTERNATIONAL
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$2,756	$222,546
Interest	1	37

Total investment income	2,757	222,583

EXPENSES:
Advisory fees	1,383	82,585
Transfer agent fees
Investor Shares	401	13,495
Institutional Shares	6	24
Shareholder communications
Investor Shares	31	651
Institutional Shares	1	37
Custodian fees	63	2,972
Accounting fees	56	69
Professional fees	64	429
Registration fees
Investor Shares	71	142
Institutional Shares	15	57
Directors’ fees	5	284
Other operating expenses	3	199

Total operating expenses	2,099	100,944
Less amounts waived or paid by the Adviser	(25)	-

Net expenses	2,074	100,944

Net investment income	683	121,639

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	488	179,992
Foreign currency related transactions	5	(3,404)

	493	176,588
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	26,767	1,971,511
Foreign currency related transactions	(77)	641

	26,690	1,972,152

Net gain on investments and foreign currency related transactions	27,183	2,148,740

Net increase in net assets resulting from operations	$27,866	$2,270,379

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized loss on investments from affiliated issuers
	Global Value	$92	$(14)
	International	18,582	-

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012 (Continued)

Dollar values in thousands

	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$17,106	$108,257
Dividends, from affiliated issuers(1)	-	9,765
Interest	3	43

Total investment income	17,109	118,065

EXPENSES:
Advisory fees	7,705	48,879
Transfer agent fees
Investor Shares	953	7,103
Institutional Shares		23
Shareholder communications
Investor Shares	46	490
Institutional Shares		23
Custodian fees	299	1,209
Accounting fees	50	69
Professional fees	113	278
Registration fees
Investor Shares	69	209
Institutional Shares		73
Directors’ fees	20	165
Other operating expenses	18	115

Total operating expenses	9,273	58,636

Net investment income	7,836	59,429

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	14,946	21,963
Foreign currency related transactions	(122)	10,327

	14,824	32,290
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	121,874	990,554
Foreign currency related transactions	14	(7,179)

	121,888	983,375

Net gain on investments and foreign currency related transactions	136,712	1,015,667

Net increase in net assets resulting from operations	$144,548	$1,075,094

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends from affiliated issuers	Including net realized gain on investments from affiliated issuers
	International Small Cap	$1,129	$-	$-
	International Value	7,560	359	994

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012 (Continued)

Dollar values in thousands

	MID CAP	MID CAP VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$26,988	$122,291
Dividends, from affiliated issuers(1)	227	20,350
Interest	31	39

Total investment income	27,246	142,680

EXPENSES:
Advisory fees	57,114	70,994
Transfer agent fees
Investor Shares	13,134	17,515
Institutional Shares	23	11
Shareholder communications
Investor Shares	661	1,380
Institutional Shares	26	9
Custodian fees	200	147
Accounting fees	63	51
Professional fees	259	353
Registration fees
Investor Shares	134	276
Institutional Shares	167	33
Directors’ fees	191	242
Other operating expenses	143	173

Total operating expenses	72,115	91,184

Net investment income (loss)	(44,869)	51,496

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on:
Investments(1)	323,384	469,421

	323,384	469,421
Net increase in unrealized appreciation or depreciation on:
Investments	963,741	808,666

	963,741	808,666

Net gain on investments	1,287,125	1,278,087

Net increase in net assets resulting from operations	$1,242,256	$1,329,583

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain on investments from affiliated issuers
	Mid Cap	$78	$13,853
	Mid Cap Value	-	15,545

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012 (Continued)

Dollar values in thousands

	SMALL CAP	SMALL CAP VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$2,486	$32,516
Dividends, from affiliated issuers(1)	-	10,993
Interest	3	10

Total investment income	2,489	43,519

EXPENSES:
Advisory fees	4,865	26,841
Transfer agent fees
Investor Shares	973	6,340
Institutional Shares	8	11
Shareholder communications
Investor Shares	98	585
Institutional Shares	1	7
Custodian fees	48	73
Accounting fees	51	52
Professional fees	63	162
Registration fees
Investor Shares	110	69
Institutional Shares	21	18
Directors’ fees	14	93
Other operating expenses	11	73

Total operating expenses	6,263	34,324

Net investment income (loss)	(3,774)	9,195

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on:
Investments(1)	24,005	51,140

	24,005	51,140
Net increase in unrealized appreciation or depreciation on:
Investments	95,540	358,959

	95,540	358,959

Net gain on investments	119,545	410,099

Net increase in net assets resulting from operations	$115,771	$419,294

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain (loss) on investments from affiliated issuers
	Small Cap	$5	$1,624
	Small Cap Value	-	(50,502)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012 (Continued)

Dollar values in thousands

VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$12,306
Interest	12

Total investment income	12,318

EXPENSES:
Advisory fees	4,896
Transfer agent fees
Investor Shares	1,636
Institutional Shares	14
Shareholder communications
Investor Shares	102
Institutional Shares	9
Custodian fees	38
Accounting fees	58
Professional fees	72
Registration fees
Investor Shares	104
Institutional Shares	20
Directors’ fees	21
Other operating expenses	15

Total operating expenses	6,985

Net investment income	5,333

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	20,180
Foreign currency related transactions	(37)

20,143
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	108,695
Foreign currency related transactions	(3)

108,692

Net gain on investments and foreign currency related transactions	128,835

Net increase in net assets resulting from operations	$134,168

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized loss on investments from affiliated issuers
	Value	$70	$(298)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets

Dollar values in thousands

	GLOBAL EQUITY		GLOBAL OPPORTUNITIES
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income (loss)	$53	$36	$(716)	$(999)
Net realized gain (loss) on:
Investments	684	582	16,957	2,181
Foreign currency related transactions	(1)	(7)	(88)	(432)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	2,936	(962)	36,773	(14,114)
Foreign currency related transactions	(2)	6	(32)	(9)

Net increase (decrease) in net assets resulting from operations	3,670	(345)	52,894	(13,373)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(28)	(70)	-	-
Institutional Shares			-	-
Net realized gains on investment transactions:
Investor Shares	(191)	(88)	(1,240)	(1,034)
Institutional Shares			(371)	-

Total distributions paid to shareholders	(219)	(158)	(1,611)	(1,034)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	1,179	942	105,263	97,676

Total increase in net assets	4,630	439	156,546	83,269

Net assets, beginning of period	10,908	10,469	155,727	72,458

Net assets, end of period	$15,538	$10,908	$312,273	$155,727

Accumulated undistributed net investment income (loss)	$47	$27	$(531)	$(412)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	GLOBAL VALUE		INTERNATIONAL
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income	$683	$304	$121,639	$121,485
Net realized gain (loss) on:
Investments	488	1,882	179,992	994,852
Foreign currency related transactions	5	(140)	(3,404)	(79)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	26,767	(5,271)	1,971,511	(1,875,691)
Foreign currency related transactions	(77)	6	641	(1,399)

Net increase (decrease) in net assets resulting from operations	27,866	(3,219)	2,270,379	(760,832)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-	(313)	(87,816)	(61,274)
Institutional Shares	-	-	(33,126)	(26,489)
Net realized gains on investment transactions:
Investor Shares	(1,393)	-	-	-
Institutional Shares	-	-	-	-

Total distributions paid to shareholders	(1,393)	(313)	(120,942)	(87,763)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	173,767	34,444	(325,555)	(973,666)

Total increase (decrease) in net assets	200,240	30,912	1,823,882	(1,822,261)

Net assets, beginning of period	65,666	34,754	7,826,408	9,648,669

Net assets, end of period	$265,906	$65,666	$9,650,290	$7,826,408

Accumulated undistributed net investment income (loss)	$321	$(325)	$118,396	$121,055

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	INTERNATIONAL SMALL CAP		INTERNATIONAL VALUE
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income	$7,836	$2,539	$59,429	$51,313
Net realized gain (loss) on:
Investments	14,946	74,403	21,963	140,973
Foreign currency related transactions	(122)	(115)	10,327	(18,918)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	121,874	(138,137)	990,554	(483,261)
Foreign currency related transactions	14	(65)	(7,179)	1,338

Net increase (decrease) in net assets resulting from operations	144,548	(61,375)	1,075,094	(308,555)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(2,354)	(457)	(1,955)	(39,445)
Institutional Shares	-	-	(1,195)	(12,501)
Net realized gains on investment transactions:
Investor Shares	-	-	(9,181)	-
Institutional Shares	-	-	(3,059)	-

Total distributions paid to shareholders	(2,354)	(457)	(15,390)	(51,946)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	19,129	(180,835)	1,304,049	1,298,269

Total increase (decrease) in net assets	161,323	(242,667)	2,363,753	937,768

Net assets, beginning of period	554,726	797,393	4,275,482	3,337,714

Net assets, end of period	$716,049	$554,726	$6,639,235	$4,275,482

Accumulated undistributed net investment income (loss)	$7,727	$2,367	$50,909	$(12,850)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	MID CAP		MID CAP VALUE
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income (loss)	$(44,869)	$(40,985)	$51,496	$45,496
Net realized gain on investments	323,384	665,237	469,421	585,460
Net increase (decrease) in unrealized appreciation or depreciation on investments	963,741	(348,059)	808,666	(531,683)

Net increase in net assets resulting from operations	1,242,256	276,193	1,329,583	99,273

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-	-	(43,082)	(48,963)
Institutional Shares	-	-	-	-
Net realized gains on investment transactions:
Investor Shares	-	-	(499,737)	(97,741)
Institutional Shares	-	-	-	-

Total distributions paid to shareholders	-	-	(542,819)	(146,704)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	464,933	(143,118)	1,042,313	508,268

Total increase in net assets	1,707,189	133,075	1,829,077	460,837

Net assets, beginning of period	5,010,756	4,877,681	6,200,464	5,739,627

Net assets, end of period	$6,717,945	$5,010,756	$8,029,541	$6,200,464

Accumulated undistributed net investment income (loss)	$(37,201)	$-	$28,090	$24,143

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	SMALL CAP		SMALL CAP VALUE
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income (loss)	$(3,774)	$(2,411)	$9,195	$1,882
Net realized gain on investments	24,005	81,909	51,140	317,544
Net increase (decrease) in unrealized appreciation or depreciation on investments	95,540	(48,672)	358,959	(422,880)

Net increase (decrease) in net assets resulting from operations	115,771	30,826	419,294	(103,454)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-	-	(1,078)	(2,837)
Institutional Shares	-	-	-	-
Net realized gains on investment transactions:
Investor Shares	-	-	(238,253)	-
Institutional Shares	-	-	-	-

Total distributions paid to shareholders	-	-	(239,331)	(2,837)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	284,422	(26,856)	(132,156)	23,138

Total increase (decrease) in net assets	400,193	3,970	47,807	(83,153)

Net assets, beginning of period	326,700	322,730	2,607,263	2,690,416

Net assets, end of period	$726,893	$326,700	$2,655,070	$2,607,263

Accumulated undistributed net investment income (loss)	$(3,241)	$-	$7,607	$1,066

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	VALUE
	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income	$5,333	$3,743
Net realized gain (loss) on:
Investments	20,180	32,265
Foreign currency related transactions	(37)	(41)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	108,695	(42,872)
Foreign currency related transactions	(3)	(1)

Net increase (decrease) in net assets resulting from operations	134,168	(6,906)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(3,915)	(2,455)
Institutional Shares	(682)	-

Total distributions paid to shareholders	(4,597)	(2,455)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	243,747	205,150

Total increase in net assets	373,318	195,789

Net assets, beginning of period	462,162	266,373

Net assets, end of period	$835,480	$462,162

Accumulated undistributed net investment income	$3,244	$2,606

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	ARTISAN GLOBAL EQUITY FUND
	Investor Shares

	Year or Period Ended

	9/30/2012	9/30/2011	9/30/2010(1)

Net Asset Value Beginning of Period	$9.83	$10.23	$10.00
Net Investment Income (Loss)(2)	0.05	(0.03)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.38	(0.23)	0.20

Total Income (Loss) from Investment Operations	3.43	(0.26)	0.23

Dividends from Net Investment Income	(0.03)	(0.06)	-
Distributions from Net Realized Gains	(0.18)	(0.08)	-

Total Distributions	(0.21)	(0.14)	-

Net Asset Value End of Period	$13.05	$9.83	$10.23

Total Return(3)	35.43%	(2.66)%	2.30%
Net Assets End of Period (millions)	$15.5	$10.9	$10.5
Ratio of Expenses to Average Net Assets(4)(5)	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets(4)(5)	0.43%	0.28%	0.69%
Portfolio Turnover Rate(3)	98.03%	150.01%	60.81%

(1)	For the period from commencement of operations March 29, 2010 through September 30, 2010.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by Artisan Partners Limited Partnership (the “Adviser”). Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets

9/30/2012	3.05%	(1.12)%
9/30/2011	3.12%	(1.34)%
9/30/2010	3.66%	(1.47)%

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN GLOBAL OPPORTUNITIES FUND
	Investor Shares

	Year or Period Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008(1)

Net Asset Value Beginning of Period	$10.90	$10.99	$9.14	$9.32	$10.00
Net Investment Income (Loss)(2)	(0.06)	(0.09)	(0.09)	(0.05)	-(3)
Net Realized and Unrealized Gain (Loss) on Investments	3.54	0.13	1.94	(0.13)	(0.68)

Total Income (Loss) from Investment Operations	3.48	0.04	1.85	(0.18)	(0.68)

Dividends from Net Investment Income	-	-	-	-	-
Distributions from Net Realized Gains	(0.11)	(0.13)	-	-	-

Total Distributions	(0.11)	(0.13)	-	-	-

Net Asset Value End of Period	$14.27	$10.90	$10.99	$9.14	$9.32

Total Return(4)	32.37%	0.14%	20.24%	(1.93)%	(6.80)%
Net Assets End of Period (millions)	$228.1	$142.8	$72.5	$45.6	$5.7
Ratio of Expenses to Average Net Assets(5)(6)	1.34%	1.40%	1.50%	1.47%	1.50%
Ratio of Net Investment Loss to Average Net Assets(5)(6)	(0.46)%	(0.73)%	(0.91)%	(0.59)%	(0.69)%
Portfolio Turnover Rate(4)	43.30%	76.18%	79.99%	101.01%	3.05%

(1)	For the period from commencement of operations September 22, 2008 through September 30, 2008.
(2)	Computed based on average shares outstanding.
(3)	Amount is between $0.005 and $(0.005) per share.
(4)	Periods less than twelve months (where applicable) are not annualized.
(5)	Periods less than twelve months (where applicable) are annualized.
(6)

The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
9/30/2010	1.54%	(0.95)%
9/30/2009	2.24%	(1.36)%
9/30/2008	48.41%	(47.60)%

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN GLOBAL VALUE FUND
	Investor Shares

	Year or Period Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008(1)

Net Asset Value Beginning of Period	$9.28	$9.37	$8.64	$8.32	$10.00
Net Investment Income(2)	0.05	0.06	0.06	0.08	0.10
Net Realized and Unrealized Gain (Loss) on Investments	2.42	(0.07)	0.87	0.29	(1.78)

Total Income (Loss) from Investment Operations	2.47	(0.01)	0.93	0.37	(1.68)

Dividends from Net Investment Income	-	(0.08)	(0.20)	(0.05)	-
Distributions from Net Realized Gains	(0.17)	-	-	-	-

Total Distributions	(0.17)	(0.08)	(0.20)	(0.05)	-

Net Asset Value End of Period	$11.58	$9.28	$9.37	$8.64	$8.32

Total Return(3)	26.90%	(0.23)%	10.98%	4.65%	(16.80)%
Net Assets End of Period (millions)	$217.1	$65.7	$34.8	$28.6	$9.6
Ratio of Expenses to Average Net Assets(4)(5)	1.50%	1.50%	1.50%	1.50%	1.44%
Ratio of Net Investment Income to Average Net Assets(4)(5)	0.50%	0.56%	0.71%	1.11%	1.39%
Portfolio Turnover Rate(3)	22.34%	32.32%	34.52%	56.57%	42.27%

(1)	For the period from commencement of operations December 10, 2007 through September 30, 2008.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
9/30/2012	1.51%	0.49%
9/30/2011	1.72%	0.34%
9/30/2010	1.96%	0.26%
9/30/2009	2.16%	0.45%
9/30/2008	3.53%	(0.70)%

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL FUND
	Investor Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$18.37	$20.57	$20.16	$20.34	$33.75
Net Investment Income(1)	0.28	0.26	0.17	0.23	0.36
Net Realized and Unrealized Gain (Loss) on Investments	5.17	(2.28)	0.49	0.48	(9.10)

Total Income (Loss) from Investment Operations	5.45	(2.02)	0.66	0.71	(8.74)

Dividends from Net Investment Income	(0.28)	(0.18)	(0.25)	(0.19)	(0.20)
Distributions from Net Realized Gains	-	-	-	(0.70)	(4.47)

Total Distributions	(0.28)	(0.18)	(0.25)	(0.89)	(4.67)

Net Asset Value End of Period	$23.54	$18.37	$20.57	$20.16	$20.34

Total Return	30.05%	(9.95)%	3.27%	5.00%	(29.99)%
Net Assets End of Period (millions)	$6,877.6	$5,837.1	$7,294.7	$7,715.1	$8,760.0
Ratio of Expenses to Average Net Assets	1.19%	1.22%	1.23%	1.22%	1.22%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.18%	0.86%	1.47%	1.28%
Portfolio Turnover Rate	55.39%	70.36%	70.51%	82.38%	54.42%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL SMALL CAP FUND
	Investor Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$16.44	$18.63	$16.66	$14.28	$26.96
Net Investment Income(1)	0.24	0.07	0.02	0.12	0.21
Net Realized and Unrealized Gain (Loss) on Investments	4.14	(2.25)	2.07	2.62	(9.26)

Total Income (Loss) from Investment Operations	4.38	(2.18)	2.09	2.74	(9.05)

Dividends from Net Investment Income	(0.07)	(0.01)	(0.12)	(0.16)	(0.20)
Distributions from Net Realized Gains	-	-	-	(0.20)	(3.43)

Total Distributions	(0.07)	(0.01)	(0.12)	(0.36)	(3.63)

Net Asset Value End of Period	$20.75	$16.44	$18.63	$16.66	$14.28

Total Return	26.77%	(11.70)%	12.60%	20.59%	(38.44)%
Net Assets End of Period (millions)	$716.0	$554.7	$797.4	$695.8	$732.4
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.51%
Ratio of Net Investment Income to Average Net Assets	1.27%	0.35%	0.14%	0.99%	0.96%
Portfolio Turnover Rate	42.01%	44.76%	73.90%	58.42%	42.80%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL VALUE FUND
	Investor Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$23.44	$24.74	$22.83	$21.20	$28.49
Net Investment Income(1)	0.29	0.30	0.31	0.17	0.45
Net Realized and Unrealized Gain (Loss) on Investments	5.07	(1.25)	2.02	1.67	(5.56)

Total Income (Loss) from Investment Operations	5.36	(0.95)	2.33	1.84	(5.11)

Dividends from Net Investment Income	(0.01)	(0.35)	(0.42)	(0.21)	(0.51)
Distributions from Net Realized Gains	(0.07)	-	-	-	(1.67)

Total Distributions	(0.08)	(0.35)	(0.42)	(0.21)	(2.18)

Net Asset Value End of Period	$28.72	$23.44	$24.74	$22.83	$21.20

Total Return	22.94%	(4.01)%	10.39%	8.95%	(19.10)%
Net Assets End of Period (millions)	$5,081.7	$3,232.6	$2,688.2	$1,739.5	$1,029.4
Ratio of Expenses to Average Net Assets	1.17%	1.18%	1.21%	1.25%	1.23%
Ratio of Net Investment Income to Average Net Assets	1.08%	1.10%	1.34%	0.95%	1.83%
Portfolio Turnover Rate	20.42%	30.90%	21.02%	55.49%	44.72%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN MID CAP FUND
	Investor Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$31.14	$29.55	$24.28	$24.08	$37.06
Net Investment Loss(1)	(0.28)	(0.26)	(0.20)	(0.11)	(0.22)
Net Realized and Unrealized Gain (Loss) on Investments	7.94	1.85	5.47	0.59	(6.86)

Total Income (Loss) from Investment Operations	7.66	1.59	5.27	0.48	(7.08)

Distributions from Net Realized Gains	-	-	-	(0.28)	(5.90)

Total Distributions	-	-	-	(0.28)	(5.90)

Net Asset Value End of Period	$38.80	$31.14	$29.55	$24.28	$24.08

Total Return	24.63%	5.38%	21.71%	2.47%	(22.47)%
Net Assets End of Period (millions)	$5,115.8	$4,500.8	$4,375.2	$3,688.6	$3,732.3
Ratio of Expenses to Average Net Assets	1.22%	1.24%	1.23%	1.23%	1.24%
Ratio of Net Investment Loss to Average Net Assets	(0.78)%	(0.75)%	(0.77)%	(0.57)%	(0.75)%
Portfolio Turnover Rate	46.21%	62.87%	63.46%	68.39%	79.76%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN MID CAP VALUE FUND
	Investor Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$18.88	$18.86	$16.85	$17.01	$21.70
Net Investment Income(1)	0.14	0.14	0.11	0.08	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.72	0.36	1.97	(0.10)	(2.31)

Total Income (Loss) from Investment Operations	3.86	0.50	2.08	(0.02)	(2.28)

Dividends from Net Investment Income	(0.13)	(0.16)	(0.07)	(0.02)	(0.08)
Distributions from Net Realized Gains	(1.49)	(0.32)	-	(0.12)	(2.33)

Total Distributions	(1.62)	(0.48)	(0.07)	(0.14)	(2.41)

Net Asset Value End of Period	$21.12	$18.88	$18.86	$16.85	$17.01

Total Return	21.35%	2.51%	12.35%	0.21%	(11.16)%
Net Assets End of Period (millions)	$7,753.8	$6,200.5	$5,739.6	$4,628.0	$3,231.5
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.21%	1.21%	1.21%
Ratio of Net Investment Income to Average Net Assets	0.67%	0.68%	0.60%	0.62%	0.18%
Portfolio Turnover Rate	27.86%	31.85%	37.71%	53.84%	69.77%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN SMALL CAP FUND
	Investor Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$16.01	$14.40	$12.88	$13.13	$19.89
Net Investment Loss(1)	(0.15)	(0.13)	(0.09)	(0.05)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	5.04	1.74	1.61	(0.18)	(4.82)

Total Income (Loss) from Investment Operations	4.89	1.61	1.52	(0.23)	(4.91)

Distributions from Net Realized Gains	-	-	-	-	(1.85)
Distributions from Tax Return of Capital	-	-	-	(0.02)	-

Total Distributions	-	-	-	(0.02)	(1.85)

Net Asset Value End of Period	$20.90	$16.01	$14.40	$12.88	$13.13

Total Return	30.54%	11.18%	11.80%	(1.73)%	(26.64)%
Net Assets End of Period (millions)	$676.1	$326.7	$322.7	$437.0	$587.1
Ratio of Expenses to Average Net Assets	1.28%	1.29%	1.31%	1.26%	1.22%
Ratio of Net Investment Loss to Average Net Assets	(0.77)%	(0.73)%	(0.67)%	(0.47)%	(0.58)%
Portfolio Turnover Rate	69.56%	80.26%	62.67%	80.51%	96.90%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN SMALL CAP VALUE FUND
	Investor Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$14.30	$14.85	$13.56	$13.93	$18.13
Net Investment Income (Loss)(1)	0.05	0.01	0.02	0.02	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.25	(0.54)	1.29	(0.07)	(1.09)

Total Income (Loss) from Investment Operations	2.30	(0.53)	1.31	(0.05)	(1.11)

Dividends from Net Investment Income	(0.01)	(0.02)	(0.02)	-	-
Distributions from Net Realized Gains	(1.35)	-	-	(0.32)	(3.09)

Total Distributions	(1.36)	(0.02)	(0.02)	(0.32)	(3.09)

Net Asset Value End of Period	$15.24	$14.30	$14.85	$13.56	$13.93

Total Return	16.54%	(3.61)%	9.64%	0.46%	(5.77)%
Net Assets End of Period (millions)	$2,348.8	$2,607.3	$2,690.4	$2,156.5	$1,902.1
Ratio of Expenses to Average Net Assets	1.22%	1.20%	1.22%	1.22%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%	0.06%	0.11%	0.20%	(0.16)%
Portfolio Turnover Rate	28.17%	47.45%	37.14%	63.05%	75.49%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN VALUE FUND
	Investor Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$9.11	$8.91	$8.12	$8.58	$12.22
Net Investment Income(1)	0.08	0.09	0.07	0.06	0.08
Net Realized and Unrealized Gain (Loss) on Investments	2.21	0.19	0.76	(0.44)	(2.70)

Total Income (Loss) from Investment Operations	2.29	0.28	0.83	(0.38)	(2.62)

Dividends from Net Investment Income	(0.08)	(0.08)	(0.04)	(0.08)	(0.14)
Distributions from Net Realized Gains	-	-	-	-	(0.88)

Total Distributions	(0.08)	(0.08)	(0.04)	(0.08)	(1.02)

Net Asset Value End of Period	$11.32	$9.11	$8.91	$8.12	$8.58

Total Return	25.42%	3.10%	10.19%	(4.10)%	(22.88)%
Net Assets End of Period (millions)	$677.8	$408.6	$266.4	$181.1	$230.3
Ratio of Expenses to Average Net Assets	1.06%	1.10%	1.27%	1.32%	1.23%
Ratio of Net Investment Income to Average Net Assets	0.74%	0.95%	0.86%	0.84%	0.77%
Portfolio Turnover Rate	66.13%	78.36%	70.69%	85.44%	99.24%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Notes to Financial Statements – September 30, 2012

(1)	Organization:

Artisan Partners Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of twelve open-end, diversified mutual funds. The following funds (each a “Fund” and collectively the “Funds”) are covered by this report:

Fund Name	Investor Share Inception Date	Institutional Share Inception Date
Artisan Global Equity Fund (“Global Equity Fund” or “Global Equity”)	March 29, 2010	N/A
Artisan Global Opportunities Fund (“Global Opportunities Fund” or “Global Opportunities”)	September 22, 2008	July 26, 2011
Artisan Global Value Fund (“Global Value Fund” or “Global Value”)	December 10, 2007	July 17, 2012
Artisan International Fund (“International Fund” or “International”)	December 28, 1995	July 1, 1997
Artisan International Small Cap Fund (“International Small Cap Fund” or “International Small Cap”)	December 21, 2001	N/A
Artisan International Value Fund (“International Value Fund” or “International Value”)	September 23, 2002	October 1, 2006
Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”)	June 27, 1997	July 1, 2000
Artisan Mid Cap Value Fund (“Mid Cap Value Fund” or “Mid Cap Value”)	March 28, 2001	February 1, 2012
Artisan Small Cap Fund (“Small Cap Fund” or “Small Cap”)	March 28, 1995	May 7, 2012
Artisan Small Cap Value Fund (“Small Cap Value Fund” or “Small Cap Value”)	September 29, 1997	February 1, 2012
Artisan Value Fund (“Value Fund” or “Value”)	March 27, 2006	July 26, 2011

Each Fund’s investment objective is to seek long-term capital growth. Each Fund has offered shares of capital stock of the classes designated Investor Shares and Institutional Shares, as applicable, since the inception dates listed above. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements and are presented in a separate report.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

Each Fund is managed by Artisan Partners Limited Partnership (the “Adviser” or “Artisan Partners”). The Adviser is wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”). Artisan Global Equity Fund is subadvised by Artisan Partners UK LLP (“Artisan UK”). A wholly-owned subsidiary of Artisan Holdings is the founding member of Artisan UK.

Artisan Emerging Markets Fund, also a series of Artisan Funds, commenced operations on June 26, 2006 and has offered Institutional Shares since inception. It began offering Advisor shares on June 2, 2008. The financial statements of both classes of Artisan Emerging Markets Fund are presented in separate reports.

NOTES TO FINANCIAL STATEMENTS

Artisan Global Opportunities Fund changed its name from Artisan Growth Opportunities Fund effective July 9, 2012.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of Artisan Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, and over-the-counter securities were valued at the closing price as of the time of valuation on the exchange or market designated by the Funds’ accounting agent or pricing vendor as the principal exchange (each, a “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sale price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security was valued using (i) the closing price on another exchange on which the security traded (if such price was made available by a pricing vendor) or (ii) the most recent bid quotation on the principal exchange or, if such bid was not available, from a secondary exchange or in the over-the-counter market. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Global Equity Fund, Global Opportunities Fund and Global Value Fund generally invested a significant portion of their total assets in securities principally traded in markets outside the U.S. International Fund, International Small Cap Fund and International Value Fund generally invested a significant portion, and perhaps as much as substantially all of their total assets, in securities principally traded in markets outside the U.S. Each of the other Funds had the ability to invest, and some did invest, in securities principally traded outside the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculated their NAVs. That was generally the case for markets in Europe, Asia, Australia and other Far Eastern markets. The regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

NOTES TO FINANCIAL STATEMENTS

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available, and a Fund may therefore have used fair value pricing, if, among other things, the valuation committee believed that the price determined did not reflect a fair value of the security or that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (a “subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in values of market indices, exchange traded funds or other financial instruments in the U.S. or other markets. Artisan Funds monitored for subsequent events using several tools, including the use of a third party research service to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by the third party research service.

When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair values utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may have been material to the NAV of the applicable Fund.

Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. These securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of

NOTES TO FINANCIAL STATEMENTS

war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make these markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

(b)	Fair value measurements – Under United States generally accepted accounting principles for fair value measurement, accounting standards clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require additional disclosures about the use of fair value measurements. In accordance with this standard, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, credit risks and securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining a fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS

The following table summarizes each Fund’s investments by major security type, based on the inputs used to determine their fair values as of September 30, 2012 (in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Global Equity
Equity Securities(1)
Americas	$6,222	$-	$-	$6,222
Emerging Markets	987	-	-	987
Europe	5,739	-	-	5,739
Pacific Basin	2,164	-	-	2,164
Repurchase Agreements	-	333	-	333
Total	$15,112	$333	$-	$15,445
Global Opportunities
Equity Securities(1)
Americas	$187,227	$-	$-	$187,227
Emerging Markets	45,135	-	-	45,135
Europe	52,319	-	-	52,319
Pacific Basin	13,276	-	-	13,276
Repurchase Agreements	-	15,330	-	15,330
Total Investments in Securities	297,957	15,330	-	313,287
Derivatives
Foreign Currency Forward Contracts(2)	-	(23)	-	(23)
Total	$297,957	$15,307	$-	$313,264
Global Value
Equity and Equity-Linked Securities(1)
Americas	$126,559	$-	$-	$126,559
Europe	70,107	1,990	-	72,097
Pacific Basin	8,993	-	-	8,993
Repurchase Agreements	-	21,478	-	21,478
Total Investments in Securities	205,659	23,468	-	229,127
Derivatives
Foreign Currency Forward Contracts(2)	-	(63)	-	(63)
Total	$205,659	$23,405	$-	$229,064

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
International
Equity Securities(1)
Americas	$876,706	$-	$-	$876,706
Emerging Markets	1,045,230	-	-	1,045,230
Europe	5,153,161	-	-	5,153,161
Pacific Basin	2,275,973	-	119,725	2,395,698
Repurchase Agreements	-	108,556	-	108,556
Total	$9,351,070	$108,556	$119,725	$9,579,351
International Small Cap
Equity Securities(1)
Americas	$8,364	$-	$-	$8,364
Emerging Markets	152,878	-	-	152,878
Europe	420,065	-	-	420,065
Pacific Basin	120,520	-	-	120,520
Repurchase Agreements	-	11,784	-	11,784
Total	$701,827	$11,784	$-	$713,611
International Value
Equity and Equity-Linked Securities(1)
Americas	$1,239,483	$-	$-	$1,239,483
Emerging Markets	-	-	-	-
Europe	3,817,313	124,510	-	3,941,823
Pacific Basin	736,617	-	-	736,617
Repurchase Agreements	-	758,286	-	758,286
Total Investments in Securities	5,793,413	882,796	-	6,676,209
Derivatives
Foreign Currency Forward Contracts(2)	-	(4,763)	-	(4,763)
Total	$5,793,413	$878,033	$-	$6,671,446
Mid Cap
Equity Securities(1)	$6,426,856	$-	$-	$6,426,856
Repurchase Agreements	-	309,376	-	309,376
Total	$6,426,856	$309,376	$-	$6,736,232
Mid Cap Value
Equity Securities(1)	$7,471,669	$-	$-	$7,471,669
Repurchase Agreements	-	551,252	-	551,252
Total	$7,471,669	$551,252	$-	$8,022,921
Small Cap
Equity Securities(1)	$689,100	$-	$-	$689,100
Repurchase Agreements	-	34,153	-	34,153
Total	$689,100	$34,153	$-	$723,253

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Small Cap Value
Equity Securities(1)	$2,552,213	$-	$-	$2,552,213
Repurchase Agreements	-	109,801	-	109,801
Total	$2,552,213	$109,801	$-	$2,662,014
Value
Equity Securities(1)	$763,435	$-	$-	$763,435
Repurchase Agreements	-	74,581	-	74,581
Total	$763,435	$74,581	$-	$838,016

(1) See the Fund’s Schedule of Investments for sector or country classifications.
(2) Derivative instruments are valued at unrealized appreciation.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between the levels as of the end of the period. At September 30, 2011, the fair market values of certain securities were adjusted due to developments that occurred between the time of the close of the foreign markets on which those securities trade and the close of regular session trading on the NYSE which resulted in their Level 2 classification. The following table summarizes security transfers from Level 2 to Level 1 for each Fund as of September 30, 2012 (in thousands):

Transfers from Level 2 to Level 1
Global Equity	$5,476
Global Opportunities	41,875
Global Value	62,502
International	6,301,405
International Small Cap	485,561
International Value	3,897,602
Value Fund	15,891

As of September 30, 2012, one equity security held in International Fund was classified as Level 3 due to a significant event that occurred after local market close. As a result, fair market value was determined in good faith by the valuation committee using the unobservable input of a 5% discount to the last reported trade at local market close. Increasing or decreasing the discount would decrease or increase the calculated fair market value of the security, respectively. As of September 30, 2012, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows (in thousands):

International Fund(1)
Balance as of September 30, 2011	$-
Transfers into Level 3	119,725

Balance as of September 30, 2012	$119,725

Net change in unrealized appreciation (depreciation) for investments held as of September 30, 2012	$-

(1) The Level 3 security in the International Fund was an equity security with a regional classification of Pacific Basin.

NOTES TO FINANCIAL STATEMENTS

(c)	Taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds have analyzed the tax positions taken on federal income tax returns for all remaining open tax years (fiscal years 2008 through 2012) and have concluded that as of September 30, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and each state’s department of revenue.

The Funds may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Funds invest. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities. That amount is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

As of and during the year ended September 30, 2012, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2012, the Funds did not incur any interest or penalties.

(d)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable regulations. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(e)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes, payables and receivables for securities transactions, dividend and reclaim receivables, other receivables and payables, and cash denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using the current spot market rate of exchange on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds may enter into (a) foreign currency spot contracts and (b) foreign currency forward contracts. Foreign currency spot contracts are used to facilitate the purchase

NOTES TO FINANCIAL STATEMENTS

and sale of non-U.S. securities and generally settle within three business days. Foreign currency forward contracts are used to hedge against foreign currency exchange rate risks on non-U.S. dollar denominated investment securities. Open foreign currency spot contracts and foreign currency forward contracts, if any, were recorded at market value and recorded in the Statements of Assets and Liabilities. Realized and unrealized gains and losses were reported as foreign currency related transactions and are recorded in the Statements of Operations. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss.

As of September 30, 2012, Global Opportunities, Global Value and International Value had outstanding foreign currency forward contracts, as shown on the Schedules of Investments. Foreign currency spot contracts are not separately disclosed in the Schedules of Investments.

The Funds could be exposed to loss if the counterparties fail to perform under these contracts. Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(f)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that the Adviser determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral (in the form of U.S. government securities) was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(g)	Depositary receipts – Each of the Funds may invest in depositary receipts. Depositary receipts are typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security issued by an issuer and deposited with the depositary.

(h)	Equity-linked participation certificates – Global Equity Fund, Global Opportunities Fund, Global Value Fund, International Fund, International Small Cap Fund and International Value Fund may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked participation certificate typically entitles the holder to a return equal to the market return of the underlying security or securities, subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity-linked participation certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

NOTES TO FINANCIAL STATEMENTS

(i)	Transfer agent and authorized agent fees – Each Fund paid fees to, and reimbursed expenses of, the Funds’ transfer agent. In addition, the Funds have authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders for Investor Shares on the Funds’ behalf. Many authorized agents charged a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and other services. The fee was either based on the number of accounts to which the intermediary provided such services, or was a percentage (as of September 30, 2012 up to 0.40% annually) of the average value of Fund shares held in such accounts. Each Fund paid a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. The balance of the fees incurred was paid by the Adviser. The Funds’ expenses incurred for services provided by authorized agents were included in “Transfer agent fees” in the Statements of Operations. The table below shows the fees and expenses to the Funds’ transfer agent and the fees to authorized agents incurred by each class of each Fund during the year ended September 30, 2012 (in thousands):

	Year Ended 9/30/12
Fund	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
Global Equity - Investor Shares	$64	$23	$87
Global Opportunities - Investor Shares	69	399	468
Global Opportunities - Institutional Shares	15	-	15
Global Value - Investor Shares	70	331	401
Global Value - Institutional Shares(1)	6	-	6
International - Investor Shares	722	12,773	13,495
International - Institutional Shares	24	-	24
International Small Cap - Investor Shares	79	874	953
International Value - Investor Shares	485	6,618	7,103
International Value - Institutional Shares	23	-	23
Mid Cap - Investor Shares	138	12,996	13,134
Mid Cap - Institutional Shares	23	-	23
Mid Cap Value - Investor Shares	606	16,909	17,515
Mid Cap Value - Institutional Shares(2)	11	-	11
Small Cap - Investor Shares	108	865	973
Small Cap - Institutional Shares(3)	8	-	8
Small Cap Value - Investor Shares	112	6,228	6,340
Small Cap Value - Institutional Shares(2)	11	-	11

NOTES TO FINANCIAL STATEMENTS

	Year Ended 9/30/12
Fund	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
Value - Investor Shares	104	1,532	1,636
Value - Institutional Shares	14	-	14

(1) For the period from commencement of operations July 17, 2012 through September 30, 2012.
(2) For the period from commencement of operations February 1, 2012 through September 30, 2012.
(3) For the period from commencement of operations May 7, 2012 through September 30, 2012.

(k)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations for the year ended September 30, 2012 as follows (in thousands):

Global Opportunities	$14
Global Value	-	(1)
International	142
International Small Cap	1
International Value	61
Mid Cap	132
Mid Cap Value	183
Small Cap	26
Small Cap Value	165
Value	40

(1) Amount rounds to less than $1.

(l)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(m)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(n)

Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other

NOTES TO FINANCIAL STATEMENTS

expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Global Equity Fund, Global Opportunities Fund, Global Value Fund, International Fund, International Small Cap Fund and International Value Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Funds waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Funds’ prospectus.

(3)	Derivative Transactions:

The fair value of derivative instruments as reported in the Statements of Assets and Liabilities as of September 30, 2012 was as follows (in thousands):

Fund	Risk Exposure Category	Statement of Assets and Liabilities location	Value
Global Opportunities	Foreign currency forward contracts	Unrealized loss on foreign currency forward and spot contracts	$(23)
Global Value	Foreign currency forward contracts	Unrealized loss on foreign currency forward and spot contracts	$(63)
International Value	Foreign currency forward contracts	Unrealized gain on foreign currency forward and spot contracts	$58
	Foreign currency forward contracts	Unrealized loss on foreign currency forward and spot contracts	$(4,821)

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2012 was as follows (in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Fund	Risk Exposure Category	Statement of Operations location	Value
Global Equity	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$-	(1)
Global Opportunities	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$17
Global Value	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$26
International Value	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$11,152

(1)	Amount rounds to less than $1.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Fund	Risk Exposure Category	Statement of Operations location	Value
Global Equity	Foreign currency forward contracts	Net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions	$- (1)
Global Opportunities	Foreign currency forward contracts	Net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions	(28)
Global Value	Foreign currency forward contracts	Net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions	(78)
International Value	Foreign currency forward contracts	Net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions	(6,668)

(1)	Amount rounds to less than $1.

Volume of derivative activity

Fund	Contracts Closed(1)	Contracts Opened(1)	Contracts Open at September 30, 2012
Global Equity	2	-	-
Global Opportunities	1	3	3
Global Value	3	2	2
International Value	1	3	3

(1)	During the year ended September 30, 2012.

NOTES TO FINANCIAL STATEMENTS

(4)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services, each Fund paid a monthly management fee to the Adviser as follows:

International Value Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund, and Small Cap Value Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

Global Equity Fund and Global Value Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	1.000%
$1 billion to $4 billion	0.975
$4 billion to $8 billion	0.950
$8 billion to $12 billion	0.925
Greater than $12 billion	0.900

Global Opportunities Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $4 billion	0.875
$4 billion to $8 billion	0.850
$8 billion to $12 billion	0.825
Greater than $12 billion	0.800

International Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Small Cap Fund

Average Daily Net Assets	Annual Rate
All	1.250%

NOTES TO FINANCIAL STATEMENTS

Value Fund

Average Daily Net Assets	Annual Rate
Less than $50 million	0.800%
$50 million to $100 million	0.760
$100 million to $500 million	0.720
$500 million to $7.5 billion	0.680
Greater than $7.5 billion	0.640

The Adviser has contractually agreed to waive its management fee, and to the extent that the fee waiver is insufficient, to reimburse Global Equity Fund, Global Opportunities Fund and Global Value Fund for any ordinary operating expenses in an amount sufficient to cause the Fund’s ordinary operating expenses, including the management fee, to be not more than 1.50% of average daily net assets, annually. This contract continues through February 1, 2014, at which time the Adviser will determine whether to renew, revise or discontinue it. For the year ended September 30, 2012, the Adviser waived management fees of $121,000 and $25,000 for Global Equity Fund and Global Value Fund, respectively. For the year ended September 30, 2012, Global Equity Fund incurred operating expenses of $68,000 that were reimbursed by the Adviser.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds. Each director who was not an affiliated person of the Adviser received an annual retainer of $200,000, payable quarterly, as well as reimbursement of expenses related to his or her duties as a director of Artisan Funds. The amount of the annual retainer increases by $10,000 with each new series of Artisan Funds. In addition, the non-interested chair of the board of directors received an annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an annual retainer of $30,000, payable quarterly. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts would be invested in shares of Artisan Funds as selected by the individual directors. Each Fund would purchase shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. As of September 30, 2012, no directors have elected to participate in the deferred compensation plan.

Shares of Artisan Funds were offered for sale by Artisan Partners Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Funds were paid by the Adviser.

(5)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company (“SSB”), which expires in August 2013, under which each Fund may borrow up to $75 million, provided that such borrowing does not exceed the lesser of (a) 33 1/3% of its adjusted net assets, with adjusted net assets being total assets less total liabilities (excluding

NOTES TO FINANCIAL STATEMENTS

indebtedness for borrowed money) after giving effect to the borrowing, and (b) the maximum amount the Fund is permitted to borrow pursuant to applicable law, pursuant to the Fund’s prospectus limitations on indebtedness, pursuant to any vote of the shareholders of the Fund, or pursuant to any limitation on borrowings in any applicable agreement with any governmental authority or regulator or any other applicable agreement or document to which such Fund is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit and interest was charged on any borrowings at the higher of the current Federal Funds or overnight LIBOR rates plus 1.25%. The commitment fee is allocated to each Fund based on net assets. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2012, there were no borrowings under the line of credit for Global Opportunities Fund, Global Value Fund, International Fund, International Value Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Value Fund and Value Fund. During the year ended September 30, 2012, Global Equity Fund, International Small Cap Fund and Small Cap Fund had maximum borrowings of $46,000, $617,000 and $7,888,000, respectively.

(6)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2012 were as follows (in thousands):

Fund	Security Purchases	Security Sales
Global Equity	$12,687	$11,719
Global Opportunities	268,582	94,354
Global Value	146,921	28,672
International	4,773,519	5,001,386
International Small Cap	305,613	248,712
International Value	1,800,826	983,240
Mid Cap	3,037,001	2,683,898
Mid Cap Value	2,234,648	2,008,019
Small Cap	561,228	323,622
Small Cap Value	768,599	1,194,048
Value	607,844	423,759

(7)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2012 (dollar values in thousands). The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities that it believed

NOTES TO FINANCIAL STATEMENTS

represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940, as amended) during the year ended September 30, 2012.

		As of 9/30/11			Net Realized Gain (Loss)		As of 9/30/12
Fund	Security	Share Balance	Purchase Cost	Sales Cost		Dividend Income(1)	Share Balance	Value
	Global Value
	Arch Capital Group Ltd.(2)	78,490	$4,605	$502	$(14)	$-	186,146	$7,759
	Total(3)		$4,605	$502	$(14)	$-		$7,759
	International Value
	Aderans Co., Ltd.(2)	2,420,067	$2,854	$485	$(59)	$-	2,612,467	$35,752
	Arch Capital Group Ltd.(2)	5,572,034	46,880	24,051	3,051	-	6,040,912	251,785
	Carpetright PLC(2)(4)(5)	2,956,377	4,476	3,345	(856)	-	3,161,793	33,544
	ICON PLC (DR)(2)	2,871,675	32,316	6	- (6)	-	4,501,487	109,701
	Panalpina Welttransport Holding AG(5)	1,093,317	44,276	10,454	(1,996)	5,006	1,471,407	140,570
	Qinetiq Group PLC	62,402,252	23,846	23,808	1,431	2,684	61,299,386	187,579
	Savills Plc	9,951,406	8,662	4,893	(577)	2,075	10,727,785	69,068
	Total(3)		$163,310	$67,042	$994	$9,765		$794,455
	Mid Cap
	athenahealth, Inc.(2)	1,956,015	$22,292	$27,789	$13,759	$-	1,827,315	$167,693
	Cepheid(2)(5)	2,030,600	53,208	1,368	94	-	3,459,600	119,391
	FLIR Systems, Inc.(5)	-	42,778	-	-	227	1,702,200	34,001
	Total(3)		$118,278	$29,157	$13,853	$227		$321,085
	Mid Cap Value
	Alleghany Corporation(2)(4)	599,507	$17,390	$2,553	$2,570	$-	640,251	$220,848
	Arch Capital Group Ltd.(2)	4,083,819	15,635	16,477	7,240	-	3,865,186	161,101
	Arrow Electronics, Inc.(2)	4,982,100	18,064	2,460	2,202	-	5,329,061	179,643
	Avnet, Inc.(2)(5)	6,353,610	18,904	2,713	2,465	-	6,754,379	196,485
	FLIR Systems, Inc.(5)	3,144,900	113,465	3,353	258	1,550	7,992,622	159,653
	Hatteras Financial Corp.(4)(5)	3,026,500	25,403	38,965	226	10,979	2,592,155	73,073
	Ingram Micro Inc.(2)	9,752,200	15,999	3,528	407	-	10,362,660	157,823
	Lexmark International, Inc.	4,113,200	12,726	3,031	(555)	4,799	4,391,595	97,713
	Patterson-UTI Energy, Inc.(5)	604,400	128,149	2,423	92	1,110	7,961,374	126,108
	Ryder System, Inc.(5)	1,388,000	19,451	1,064	640	1,912	1,720,723	67,211
	Total(3)		$385,186	$76,567	$15,545	$20,350		$1,145,737
	Small Cap
	athenahealth, Inc.(2)	204,500	$12,204	$8,519	$1,748	$-	239,900	$22,016
	Cepheid(2)(5)	387,400	13,693	4,024	(124)	-	647,200	22,335
	Total(3)		$25,897	$12,543	$1,624	$-		$44,351
	Small Cap Value
	Arrow Electronics, Inc.(2)	1,317,447	$-	$4,655	$1,499	$-	1,130,647	$38,114
	Cloud Peak Energy Inc.(2)(4)(5)	2,473,200	15,708	7,539	(1,459)	-	3,004,100	54,374

See footnotes to the table on page 100.

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/11			Net Realized Gain (Loss)		As of 9/30/12
Fund	Security	Share Balance	Purchase Cost	Sales Cost		Dividend Income(1)	Share Balance	Value
	Comfort Systems USA, Inc.	2,698,526	$-	$6,113	$(1,098)	$499	2,214,426	$24,204
	Comstock Resources, Inc.(2)(4)(5)	1,957,290	8,528	12,779	(7,723)	-	2,289,090	42,073
	CONMED Corporation(4)	1,574,059	-	11,423	4,103	488	1,031,659	29,402
	CRA International, Inc.(2)	661,700	2,017	1,968	(497)	-	709,779	12,265
	H.B. Fuller Company(4)	3,158,433	-	23,837	4,558	846	2,144,333	65,788
	Hatteras Financial Corp.(4)	1,812,500	2,671	32,394	(1,799)	4,814	833,500	23,496
	Hawaiian Holdings, Inc.(2)	2,548,300	3,998	2,058	(169)	-	2,896,800	16,193
	ICON PLC (DR)(2)	921,041	12,341	3,427	(326)	-	1,343,941	32,752
	Lexmark International, Inc.	1,471,587	4,093	15,155	(5,176)	1,543	1,295,687	28,829
	Manhattan Associates, Inc.(2)(4)	1,184,624	-	25,811	27,383	-	-	-
	Matthews International Corporation(5)	1,351,113	9,481	7,824	(1,081)	520	1,419,500	42,329
	Neutral Tandem, Inc.(2)	1,850,400	4,188	3,846	(1,361)	-	1,988,900	18,656
	ORION MARINE GROUP, INC.(2)	1,851,400	-	3,280	(1,597)	-	1,601,100	11,896
	Penn Virginia Corporation(4)	2,298,900	-	34,834	(24,021)	124	-	-
	PICO Holdings, Inc.(2)	1,323,090	-	5,915	(2,025)	-	1,138,890	25,989
	Quanex Building Products Corporation(4)	1,909,726	247	29,138	4,739	217	-	-
	Rosetta Stone Inc.(2)(4)	1,179,600	-	6,163	(665)	-	736,000	9,384
	Ryder System, Inc.(5)	981,864	30,255	7,770	(970)	1,395	1,601,064	62,538
	Schnitzer Steel Industries, Inc., Class A(4)(5)	383,000	36,720	4,781	(1,087)	467	1,246,200	35,081
	School Specialty, Inc.(4)	1,769,253	-	42,634	(36,666)	-	-	-
	Sykes Enterprises, Incorporated(2)	3,130,694	-	9,628	(3,616)	-	2,723,494	36,604
	Ultratech, Inc.(2)	1,948,353	1,282	6,406	580	-	1,757,837	55,161
	Universal Electronics Inc.(2)(4)(5)	723,400	1,026	2,112	(987)	-	718,000	12,622
	Websense, Inc.(2)(5)	1,417,637	12,628	5,007	(1,041)	-	1,914,637	29,964
	Total(3)		$145,183	$316,497	$(50,502)	$10,913		$435,494
Value
	Alleghany Corporation(2)(4)(5)	-	$16,242	$476	$(5)	$-	50,736	$17,501
	Arch Capital Group Ltd.(2)	439,300	7,385	2,681	81	-	561,300	23,395
	Avnet, Inc.(2)(5)	585,800	8,060	3,694	(95)	-	709,300	20,634
	Ingram Micro Inc.(2)	1,000,700	7,796	3,506	(279)	-	1,252,000	19,068
	Total(3)		$39,483	$10,357	$(298)	$-		$63,097

(1)	Net of foreign taxes withheld, if any.
(2)	Non-income producing security.
(3)	Total value as of September 30, 2012 is presented for only those issuers that were affiliates as of September 30, 2012.
(4)	Issuer was no longer an affiliate as of September 30, 2012.
(5)	Issuer was not an affiliate as of September 30, 2011.
(6)	Amount rounds to less than $1.

NOTES TO FINANCIAL STATEMENTS

(8)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments as of September 30, 2012 was as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Global Equity	$13,020	$2,539	$(114)	$2,425
Global Opportunities	275,413	42,149	(4,275)	37,874
Global Value	201,953	28,364	(1,190)	27,174
International	7,964,855	1,772,135	(157,639)	1,614,496
International Small Cap	560,516	178,699	(25,604)	153,095
International Value	5,780,732	1,048,774	(153,297)	895,477
Mid Cap	4,642,133	2,178,955	(84,856)	2,094,099
Mid Cap Value	7,217,274	1,063,810	(258,163)	805,647
Small Cap	592,334	143,246	(12,327)	130,919
Small Cap Value	2,574,954	351,325	(264,265)	87,060
Value	767,535	81,872	(11,391)	70,481

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2012 and the year ended September 30, 2011 were as follows (in thousands):

	Year Ended 9/30/12		Year Ended 9/30/11
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
Global Equity	$219	$-	$158	$-
Global Opportunities	-	1,611	224	810
Global Value	-	1,393	313	-
International	120,942	-	87,763	-
International Small Cap	2,354	-	457	-
International Value	3,150	12,240	51,946	-
Mid Cap Value	165,166	377,653	80,288	66,416
Small Cap Value	52,068	187,263	2,837
Value	4,597	-	2,455	-

NOTES TO FINANCIAL STATEMENTS

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that impose treatment that is different from the treatment that would result from the application of United States generally accepted accounting principles for such items as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and qualified late year ordinary losses. Gains on redemptions-in-kind for Global Opportunities Fund, International Fund and Mid Cap Value Fund of $22,886,000, $57,875,000 and $53,573,000, respectively, were included in net realized gain (loss) on investments in the Statements of Operations for the year ended September 30, 2012, and were not recognized for Federal income tax purposes. These net realized gains represent permanent book/tax differences and were reclassified to Fund Shares Issued and Outstanding.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve-month period ending December 31. In connection with these requirements, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of the Funds’ fiscal year, September 30, 2012. Qualified late year ordinary losses are specified losses generally incurred between January 1 and the end of the Funds’ fiscal year, September 30, 2012.

Additional tax information as of and for the year ended September 30, 2012 follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Qualified Late Year Capital Losses	Late Year Ordinary Losses	Other Deferred Gains (Losses)(1)
Global Equity	$320	$410	$-	$-	$(4)
Global Opportunities	-	-	5,073	562	(74)
Global Value	1,185	189	-	-	(13)
International	120,631	-	134,451	-	(610)
International Small Cap	7,728	-	10,371	-	6
International Value	58,967	30,642	-	-	(63)
Mid Cap	-	207,582	-	37,201	-
Mid Cap Value	77,258	314,481	-	-	-
Small Cap	-	-	-	3,241	(30)
Small Cap Value	28,229	38,067	-	-	(13)
Value	3,244	-	-	-	(3)

(1)

Other deferred gains and losses relate to (a) gains or losses on transactions that occurred subsequent to year end that affected the distributable earnings at September 30, 2012 such as wash sales, (b) unrealized gains and losses on open foreign currency contracts and (c) other items.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years

NOTES TO FINANCIAL STATEMENTS

beginning after the date of enactment. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term, as permitted under previous law. Thus, such losses must be used first to offset gains of the same character; for example, long-term carryforward losses will first offset long-term gains, before they can be used to offset short-term gains.

As of September 30, 2012, the Funds had capital loss carryovers as follows (in thousands):

Expiration Dates
2018
International	$1,603,991
International Small Cap	16,556
Small Cap	116,580
Value	27,218

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows (dollar values in thousands):

	GLOBAL EQUITY	GLOBAL OPPORTUNITIES		GLOBAL VALUE		INTERNATIONAL
Year or period ended September 30, 2012	Investor Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares(1)	Investor Shares	Institutional Shares
Proceeds from shares issued	$3,116	$90,608	$151,140	$160,470	$36,100	$1,536,392	$517,584
Net asset value of shares transferred	-	-	-	(12,120)	12,120	(231,344)	231,344
Net asset value of shares issued in reinvestment of dividends and distributions	218	1,207	356	1,360	-	74,375	31,736
Cost of shares redeemed(2)	(2,155)	(48,137)	(89,911)	(24,163)	-	(1,918,403)	(567,239)

Net increase (decrease) from fund share transactions	$1,179	$43,678	$61,585	$125,547	$48,220	$(538,980)	$213,425

Shares sold	257,601	6,799,049	11,563,211	14,877,779	3,123,045	70,913,145	24,010,141
Shares transferred	-	-	-	(1,095,110)	1,095,110	(10,618,754)	10,618,754
Shares issued in reinvestment of dividends and distributions	21,609	110,071	32,475	138,584	-	3,910,352	1,660,721
Shares redeemed	(198,039)	(4,020,707)	(6,895,398)	(2,261,464)	-	(89,799,988)	(26,803,261)

Net increase (decrease) in capital shares	81,171	2,888,413	4,700,288	11,659,789	4,218,155	(25,595,245)	9,486,355

	GLOBAL EQUITY	GLOBAL OPPORTUNITIES		GLOBAL VALUE		INTERNATIONAL
Year or period ended September 30, 2011	Investor Shares	Investor Shares	Institutional Shares(3)	Investor Shares		Investor Shares	Institutional Shares
Proceeds from shares issued	$3,476	$116,536	$1,599	$42,770		$1,303,630	$200,095
Net asset value of shares transferred	-	(14,153)	14,153	-		-	-
Net asset value of shares issued in reinvestment of dividends and distributions	157	1,027	-	308		54,788	25,401
Cost of shares redeemed(2)	(2,691)	(21,486)	-	(8,634)		(2,190,720)	(366,860)

Net increase (decrease) from fund share transactions	$942	$81,924	$15,752	$34,444		$(832,302)	$(141,364)

Shares sold	305,877	9,228,735	133,801	4,188,478		60,685,817	9,123,456
Shares transferred	-	(1,057,788)	1,057,788	-		-	-
Shares issued in reinvestment of dividends and distributions	14,140	85,008	-	30,390		2,556,612	1,178,671
Shares redeemed	(233,297)	(1,746,821)	-	(851,645)		(100,130,658)	(16,394,727)

Net increase (decrease) in capital shares	86,720	6,509,134	1,191,589	3,367,223		(36,888,229)	(6,092,600)

(1)	For the period from commencement of operations July 17, 2012 through September 30, 2012.
(2)	Net of redemption fees of:

Fund	9/30/2012		9/30/2011
Global Equity - Investor Shares	$3		$1
Global Opportunities - Investor Shares	28		4
Global Opportunities - Institutional Shares	10		-
Global Value - Investor Shares	57		16
Global Value - Institutional Shares	-	(a)	-
International - Inventor Shares	365		460
International - Institutional Shares	133		157

(a) Amounts to less than $1.

(3)	For the period from commencement of operations July 26, 2011 through September 30, 2011.

NOTES TO FINANCIAL STATEMENTS

	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE		MID CAP		MID CAP VALUE
Year or period ended September 30, 2012	Investor Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares(1)
Proceeds from shares issued	$170,836	$1,825,446	$300,203	$1,134,545	$913,389	$2,256,209	$117,734
Net asset value of shares transferred	-	(46,004)	46,004	(174,556)	174,556	(176,084)	176,084
Net asset value of shares issued in reinvestment of dividends and distributions	2,186	8,766	4,096	-	-	510,446	-
Cost of shares redeemed(2)	(153,893)	(742,078)	(92,384)	(1,419,234)	(163,767)	(1,817,057)	(25,019)

Net increase (decrease) from fund share transactions	$19,129	$1,046,130	$257,919	$(459,245)	$924,178	$773,514	$268,799

Shares sold	9,033,146	68,937,456	11,249,703	30,911,938	23,673,124	108,982,585	5,633,636
Shares transferred	-	(1,713,146)	1,713,146	(4,530,994)	4,530,994	(8,625,472)	8,625,472
Shares issued in reinvestment of dividends and distributions	133,547	361,475	168,689	-	-	26,809,143	-
Shares redeemed	(8,401,505)	(28,550,016)	(3,476,236)	(39,072,083)	(4,238,239)	(88,350,116)	(1,223,102)

Net increase (decrease) in capital shares	765,188	39,035,769	9,655,302	(12,691,139)	23,965,879	38,816,140	13,036,006

	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE		MID CAP		MID CAP VALUE
Year ended September 30, 2011	Investor Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares
Proceeds from shares issued	$134,384	$1,396,183	$547,792	$1,160,346	$66,013	$1,807,081
Net asset value of shares issued in reinvestment of dividends and distributions	416	32,185	11,352	-	-	137,560
Cost of shares redeemed(2)	(315,635)	(617,777)	(71,466)	(1,278,871)	(90,606)	(1,436,373)

Net increase (decrease) from fund share transactions	$(180,835)	$810,591	$487,678	$(118,525)	$(24,593)	$508,268

Shares sold	6,925,299	51,358,305	20,384,767	33,974,631	1,869,251	86,270,818
Shares issued in reinvestment of dividends and distributions	21,365	1,197,336	422,463	-	-	6,905,600
Shares redeemed	(15,988,028)	(23,292,083)	(2,603,912)	(37,508,365)	(2,521,038)	(69,234,568)

Net increase (decrease) in capital shares	(9,041,364)	29,263,558	18,203,318	(3,533,734)	(651,787)	23,941,850

(1)	For the period from commencement of operations February 1, 2012 through September 30, 2012.
(2)	Net of redemption fees of:

Fund	9/30/2012	9/30/2011
International Small Cap - Investor Shares	$12	$10
International Value - Investor Shares	168	279
International Value - Institutional shares	55	84

NOTES TO FINANCIAL STATEMENTS

	SMALL CAP		SMALL CAP VALUE		VALUE
Year or period ended September 30, 2012	Investor Shares	Institutional Shares(1)	Investor Shares	Institutional Shares(1)	Investor Shares	Institutional Shares
Proceeds from shares issued	$518,831	$41,497	$477,485	$21,930	$381,736	$67,740
Net asset value of shares transferred	(7,672)	7,672	(316,629)	316,629	(28,493)	28,493
Net asset value of shares issued in reinvestment of dividends and distributions	-	-	232,282	-	3,598	682
Cost of shares redeemed	(275,282)	(624)	(839,074)	(24,779)	(198,942)	(11,067)

Net increase (decrease) from fund share transactions	$235,877	$48,545	$(445,936)	$313,780	$157,899	$85,848

Shares sold	26,347,093	2,169,494	30,580,060	1,430,115	36,033,224	6,432,287
Shares transferred	(291,535)	291,535	(20,221,662)	20,221,662	(2,578,646)	2,578,646
Shares issued in reinvestment of dividends and distributions	-	-	16,041,566	-	369,799	70,062
Shares redeemed	(14,104,749)	(31,916)	(54,620,123)	(1,581,650)	(18,831,659)	(1,054,396)

Net increase (decrease) in capital shares	11,950,809	2,429,113	(28,220,159)	20,070,127	14,992,718	8,026,599

	SMALL CAP		SMALL CAP VALUE		VALUE
Year or period ended September 30, 2011	Investor Shares		Investor Shares		Investor Shares	Institutional Shares(3)
Proceeds from shares issued	$161,710		$661,190		$273,248	$36,577
Net asset value of shares transferred	-		-		(21,242)	21,242
Net asset value of shares issued in reinvestment of dividends and distributions	-		2,731		2,273	-
Cost of shares redeemed	(188,566)		(640,783)		(106,948)	-

Net increase (decrease) from fund share transactions	$(26,856)		$23,138		$147,331	$57,819

Shares sold	9,258,288		39,082,613		27,593,098	3,866,137
Shares transferred	-		-		(2,004,008)	2,004,008
Shares issued in reinvestment of dividends and distributions	-		162,466		241,039	-
Shares redeemed	(11,269,301)		(37,996,832)		(10,864,145)	-

Net increase (decrease) in capital shares	(2,011,013)		1,248,247		14,965,984	5,870,145

(1)	For the period from commencement of operations May 7, 2012 through September 30, 2012.
(2)	For the period from commencement of operations February 1, 2012 through September 30, 2012.
(3)	For the period from commencement of operations July 26, 2011 through September 30, 2011.

(9)	Subsequent Events:

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Artisan Partners Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Global Equity Fund, Artisan Global Opportunities Fund (formerly Artisan Growth Opportunities Fund), Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund, and Artisan Value Fund (eleven of the twelve portfolios constituting Artisan Partners Funds, Inc.) (the “Funds”) as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund, and Artisan Value Fund of Artisan Partners Funds, Inc. at September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 21, 2012

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares, in thousands), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2012 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2012 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Global Equity	$ -	67.28%	12.62%
Global Opportunities	1,611	-	-
Global Value	1,435	-	-
International	-	100.00	-
International Small Cap	-	100.00	-
International Value	12,240	100.00	-
Mid Cap	-	-	-
Mid Cap Value	404,092	68.71	66.19
Small Cap	-	-	-
Small Cap Value	193,096	58.02	54.54
Value	-	100.00	100.00

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six months ended September 30, 2012 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period 4/1/2012-9/30/2012
Artisan Global Equity Fund
Actual	$1,000.00	$1,089.30	$7.83
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57
Artisan Global Opportunities Fund - Investor Shares
Actual	$1,000.00	$1,040.10	$6.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.76
Artisan Global Value Fund - Investor Shares
Actual	$1,000.00	$1,046.10	$7.67
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period 4/1/2012-9/30/2012
Artisan International Fund - Investor Shares
Actual	$1,000.00	$1,027.90	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01
Artisan International Small Cap Fund
Actual	$1,000.00	$1,050.60	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57
Artisan International Value Fund - Investor Shares
Actual	$1,000.00	$1,028.70	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.91
Artisan Mid Cap Fund - Investor Shares
Actual	$1,000.00	$975.40	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16
Artisan Mid Cap Value Fund - Investor Shares
Actual	$1,000.00	$980.00	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06
Artisan Small Cap Fund - Investor Shares
Actual	$1,000.00	$1,015.10	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.46
Artisan Small Cap Value Fund - Investor Shares
Actual	$1,000.00	$928.70	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16
Artisan Value Fund - Investor Shares
Actual	$1,000.00	$1,016.10	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.35

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2012
Artisan Global Equity Fund - Investor Shares(1)	1.50%
Artisan Global Opportunities Fund - Investor Shares	1.34%
Artisan Global Value Fund - Investor Shares(1)	1.50%
Artisan International Fund - Investor Shares	1.19%
Artisan International Small Cap Fund - Investor Shares	1.52%
Artisan International Value Fund - Investor Shares	1.17%
Artisan Mid Cap Fund - Investor Shares	1.22%

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2012
Artisan Mid Cap Value Fund - Investor Shares	1.20%
Artisan Small Cap Fund - Investor Shares	1.28%
Artisan Small Cap Value Fund - Investor Shares	1.22%
Artisan Value Fund - Investor Shares	1.06%

(1) The annualized ratio of expenses to average net assets excludes expenses waived or paid by the Adviser.

NOTES ON MANAGEMENT’S DISCUSSION  OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2012. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Research Systems, Inc. (“FactSet”). For the purposes of assigning portfolio securities to a particular country in this report, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. However, the Adviser in its own judgment may consider an issuer to be from a country other than the country designated by the securities information vendors. The Adviser currently uses MSCI Inc. as its primary source and FactSet as a secondary source for this information. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. The Adviser may also consider other criteria such as the source of a company’s revenues. Over time, country designations may change.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry, or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Definition of Portfolio Statistic

Market Capitalization is the aggregate value of all of a company’s outstanding equity securities.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the markets in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

NOTES ON MANAGEMENT’S DISCUSSION OF  FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The indices to which the Funds are compared are:

Artisan Global Equity, Artisan Global Opportunities and Artisan Global Value Funds – Morgan Stanley Capital International All Country World IndexSM (MSCI ACWISM) is a market-weighted index of global developed and emerging markets.

Artisan International, Artisan International Small Cap and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE®’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits growth investment style characteristics according to MSCI’s methodology. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Small Cap Fund – Morgan Stanley Capital International EAFE® Small Cap Index (MSCI EAFE® Small Cap) is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits value investment style characteristics according to MSCI’s methodology.

Artisan Mid Cap and Artisan Mid Cap Value Funds – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies.

Artisan Mid Cap Fund – Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Artisan Mid Cap Value Fund – Russell Midcap® Value Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Small Cap and Artisan Small Cap Value Funds – Russell 2000® Index is a market-weighted index of about 2,000 small U.S. companies.

Artisan Small Cap Fund – Russell 2000® Growth Index is a market-weighted index of those small companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Artisan Small Cap Value Fund – Russell 2000® Value Index is a market-weighted index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Value Fund – Russell 1000® Index is a market-weighted index of about 1,000 large U.S. companies.

Artisan Value Fund – Russell 1000® Value Index is a market-weighted index of those large companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND  PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report, if any, are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Funds. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Funds’ presentation thereof.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.344.1770. That information also is included in Artisan Funds’ statements of additional information, which are available without charge, on Artisan Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information relating to how each Artisan Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on Artisan Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws further provide that each director must retire by the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 16, 2012, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during at least the last five years are shown below.1 Each director oversees all twelve series of Artisan Funds.

Name and Age at 11/16/12	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 69	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).
Gail L. Hanson – 56	Director	1/1/12	Chief Financial Officer, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.	Director, Northwestern Mutual Series Fund, Inc. (individual life insurance and investment company) (28 portfolios).
Thomas R. Hefty – 65	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.

DIRECTORS AND OFFICERS

Name and Age at 11/16/12	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Patrick S. Pittard – 66	Director	8/9/01	Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).
R. Scott Trumbull – 63	None	11/13/12	Chairman and Chief Executive Officer, Franklin Electric Co., Inc. (manufacturer of water and fuel pumping systems).	Director, Health Care REIT (investor in health care real estate).
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 55*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.
Officers:
Eric R. Colson – 42	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.
Brooke J. Billick – 58	Chief Compliance Officer	8/19/04	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of Artisan Partners; until January 2012, Chief Compliance Officer of Artisan Partners and Artisan Partners Distributors LLC.	None.
Gregory K. Ramirez – 42	Chief Financial Officer and Treasurer	2/8/11	Managing Director and Chief Accounting Officer (since March 2010) of Artisan Partners; Vice President, Treasurer and Chief Financial Officer of Artisan Partners Distributors LLC; until July 2012, Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.	None.

DIRECTORS AND OFFICERS

Name and Age at 11/16/12	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Sarah A. Johnson – 40	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010), Associate Counsel and Chief Compliance Officer (since January 2012) of Artisan Partners; Vice President and Secretary of Artisan Partners Distributors, LLC; until February 2011, Assistant Secretary of Artisan Funds.	None.
James S. Hamman, Jr. – 43	Vice President and Assistant Secretary	2/8/11	Associate Counsel of Artisan Partners since March 2010; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.
Stephen W. Hlavach – 43	Assistant Treasurer	2/14/12	Tax Director of Artisan Partners since January 2011; prior thereto, Tax Lead, Mergers & Acquisitions of The Boeing Company.	None.
Shannon K. Jagodinski – 35	Assistant Treasurer	2/14/12	Senior Manager of Investment Accounting of Artisan Partners.	None.

[1]	Howard B. Witt retired as a director of Artisan Funds effective November 13, 2012.
*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

The business address of the officers and the director affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The address of the other directors is c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.344.1770 or visit our website at www.artisanfunds.com for a free copy of the SAI.

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.344.1770 WWW.ARTISANFUNDS.COM

ANNUAL

REPORT

SEPTEMBER 30, 2012

ARTISAN EMERGING MARKETS FUND

ARTISAN GLOBAL OPPORTUNITIES FUND

(formerly known as

Artisan Growth Opportunities Fund)

ARTISAN GLOBAL VALUE FUND

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL VALUE FUND

ARTISAN MID CAP FUND

ARTISAN MID CAP VALUE FUND

ARTISAN SMALL CAP FUND

ARTISAN SMALL CAP VALUE FUND

ARTISAN VALUE FUND

ARTISAN FUNDS

INSTITUTIONAL SHARES

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan Emerging Markets Fund
4	Artisan Global Opportunities Fund
6	Artisan Global Value Fund
8	Artisan International Fund
10	Artisan International Value Fund
12	Artisan Mid Cap Fund
14	Artisan Mid Cap Value Fund
16	Artisan Small Cap Fund
18	Artisan Small Cap Value Fund
20	Artisan Value Fund

SCHEDULES OF INVESTMENTS
22	Artisan Emerging Markets Fund
25	Artisan Global Opportunities Fund
28	Artisan Global Value Fund
31	Artisan International Fund
34	Artisan International Value Fund
37	Artisan Mid Cap Fund
40	Artisan Mid Cap Value Fund
42	Artisan Small Cap Fund
44	Artisan Small Cap Value Fund
47	Artisan Value Fund

49	STATEMENTS OF ASSETS AND LIABILITIES

54	STATEMENTS OF OPERATIONS

59	STATEMENTS OF CHANGES IN NET ASSETS

64	FINANCIAL HIGHLIGHTS

74	NOTES TO FINANCIAL STATEMENTS

96	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

98	SHAREHOLDER EXPENSE EXAMPLE

100	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

102	PROXY VOTING POLICIES AND PROCEDURES

103	INFORMATION ABOUT PORTFOLIO SECURITIES

104	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For a prospectus, which contains that information and more information about each Fund, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2012. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Each of the Funds offer other classes of shares. A report on each of the other classes is available under separate cover.

Artisan Funds offered through Artisan Partners Distributors LLC, member FINRA.

ARTISAN EMERGING MARKETS FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Emerging Markets Fund employs a fundamental research process to construct a diversified portfolio of emerging market companies. The team’s investment process focuses on identifying companies that are priced at a discount relative to the team’s estimate of their sustainable earnings.

•

Sustainable Earnings. The team believes that over the long term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and strategic analyses. The financial analysis of a company’s balance sheet, income statement, and statement of cash flows focuses on identifying historical drivers of return on equity. The strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.

•

Valuation. The team believes that investment opportunities develop when businesses with sustainable earnings are undervalued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target based on their assessment of the business’s sustainable earnings and cash flow expectations and the team’s risk analysis.

•

Risk Analysis. The team believes that a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (6/26/2006 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Emerging Markets Fund – Institutional Shares	13.47%	0.27%	-4.02%	5.50%
MSCI Emerging Markets IndexSM	16.93	5.63	-1.28	8.44

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners Limited Partnership’s (the “Adviser” or “Artisan Partners”) contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 100 for a description of the index.

2

INVESTING ENVIRONMENT

Emerging markets, as measured by the MSCI Emerging Markets IndexSM, advanced over the period as Europe’s precarious financial situation and the overall progression of the global economy continued to dictate investor sentiment across developed and emerging markets. Central banks in the U.S. and the eurozone dominated the headlines with attempts to stimulate economic growth through a variety of easing monetary measures. Despite Spain and Italy joining Greece on the frontline of the sovereign debt crisis and slower growth from the BRIC (Brazil, Russia, India and China) economies, emerging markets posted gains in three of the four quarters for the year ended September 30, 2012.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	12.0%	12.2%
Consumer Staples	5.2	3.6
Energy	10.3	11.8
Financials	18.0	21.1
Healthcare	3.4	2.2
Industrials	7.8	9.0
Information Technology	18.3	18.1
Materials	13.4	11.0
Telecommunication Services	7.7	6.7
Utilities	2.0	2.6
Other assets less liabilities	1.9	1.7
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Emerging Markets Fund returned 13.47%, underperforming the MSCI Emerging Markets IndexSM, which returned 16.93% over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Samsung Electronics Co., Ltd., an electronic product manufacturer; Taiwan Semiconductor Manufacturing Company Ltd., an integrated circuit manufacturer; Hon Hai Precision Industry Co., Ltd., an electronic manufacturing service provider; Grupo Financiero Banorte S.A.B. de C.V., a financial institution; and Mr. Price Group Limited, a retail operator.

Notable detractors included: HTC Corporation, a smartphone designer and manufacturer; E Ink Holdings Inc., a thin film liquid crystal display manufacturer; GOME Electrical Appliances Holdings Limited, a household appliance and consumer electronics retailer; Ajisen (China) Holdings Limited, a chain restaurant operator; and Vale SA, a metals and mining company.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Emerging Asia	48.1%	51.3%
Latin America	26.4	24.0
Europe, Middle East & Africa	20.8	19.7
Developed Markets	2.8	3.3

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Naspers Limited, an electronic and print media holding company; Hyundai Mobis, an automotive parts and equipment manufacturer; ICICI Bank Limited, a retail and commercial bank operator; China Unicom (Hong Kong) Limited, a telecommunications provider; and Sberbank of Russia, a bank specializing in commercial banking services. We funded these purchases in part by selling our positions in MTN Group Limited, Mr. Price Group Limited, Totvs SA, PT Telekomunikasi Indonesia Persero Tbk and Tim Participacoes S.A.

3

ARTISAN GLOBAL OPPORTUNITIES FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Global Opportunities Fund employs a fundamental investment process to construct a diversified portfolio of growth companies across a broad capitalization range. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a private market buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/26/2011 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	Since Inception
Artisan Global Opportunities Fund – Institutional Shares	32.68%	6.64%
MSCI ACWI IndexSM	20.98	-0.87

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 100 for a description of each index.

4

INVESTING ENVIRONMENT

In the one-year period ended September 30, 2012, the global stock market, as represented by the MSCI All Country World IndexSM, posted a positive return. Healthy corporate profitability and continued, albeit slow, economic progress from the lows following the 2008 financial crisis were positive influences to market returns. Conversely, concerns related to high sovereign debt levels in developed regions, particularly in Europe, created market volatility and fueled uncertainty regarding the sustainability of the economic recovery. Signs of economic activity leveling out in several major emerging markets countries also added to concerns.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	13.2%	9.5%
Consumer Staples	2.9	2.0
Energy	6.7	6.3
Financials	5.4	8.6
Healthcare	18.2	17.9
Industrials	13.4	10.7
Information Technology	28.1	33.6
Materials	4.1	6.8
Other assets less liabilities	8.0	4.6
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Global Opportunities Fund returned 32.68%, outperforming the MSCI All Country World IndexSM, which returned 20.98%.

Performance of the following stocks had a positive impact on the portfolio during the period: Regeneron Pharmaceuticals, Inc., a biopharmaceutical company, Apple Inc., a manufacturer of computers and electronic media devices, Monsanto Company, a provider of agricultural products for farmers, Google Inc., an Internet search engine provider, and Discover Financial Services, a diversified financial services provider.

Notable detractors included: Nokia Corporation, a provider of wireless and wireline communication services and equipment; Facebook, Inc., a provider of an Internet social network website; SINA Corporation, an online media and mobile value-added services provider; Ctrip.com International, Ltd., an online/call-center travel agency provider; and Shandong Weigao Group Medical Polymer Company Limited, a developer of single-use medical devices.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Americas	62.0%	59.9%
Europe	9.6	16.9
Emerging Markets	17.2	14.4
Pacific Basin	3.2	4.2

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Sanofi, a diversified health care company; SAP AG, a software solutions provider; Qualicorp SA, a health care benefits administrator; Amazon.com, Inc., a retail website operator; and Raia Drogasil SA, a retail drugstore chain in Brazil. We funded these purchases in part by selling our positions in Allergan, Inc., Broadcom Corporation, Coca-Cola Icecek AS, Baker Hughes Incorporated and Telefonaktiebolaget LM Ericsson.

5

ARTISAN GLOBAL VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Global Value Fund employs a fundamental investment process to construct a diversified portfolio of securities of undervalued U.S. and non-U.S. companies. The Fund’s investment process focuses on identifying what the investment team considers to be high- quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to the team’s estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/17/2012 to 9/30/2012)

TOTAL RETURNS (as of 9/30/2012)

Fund / Index	Since Inception (1)
Artisan Global Value Fund – Institutional Shares	7.72%
MSCI ACWI IndexSM	7.32
(1)	For the period from commencement of operations (July 17, 2012) through September 30, 2012; not annualized.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 100 for a description of the index.

6

INVESTING ENVIRONMENT

Global equity markets advanced during the since-inception period ended September 30, 2012. While the euro crisis continued during the period, investor sentiment received a boost as central banks around the world continued to pour liquidity into global markets. Meanwhile, earnings reports showed that many companies were weathering the slow growth economic environment.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	17.3%	12.1%
Consumer Staples	13.2	11.6
Energy	2.1	2.1
Financials	26.8	23.2
Healthcare	7.9	6.0
Industrials	11.9	6.9
Information Technology	13.7	15.0
Materials	1.7	1.2
Other assets less liabilities	5.4	21.9
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the since-inception period ended September 30, 2012, Artisan Global Value Fund returned 7.72%, outperforming the MSCI All Country World IndexSM, which returned 7.32% over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Google Inc., an Internet search company; Lloyds Banking Group plc, a banking and financial services company; Signet Jewelers Ltd., a jewelry retailer; Aon PLC, an insurance services holding company; and Compass Group PLC, a catering company.

Notable detractors included: American Express Company, a global payment and travel company; and SANKYO CO., LTD., a pachinko machine manufacturer.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Americas	54.2%	47.6%
Europe	32.6	27.1
Pacific Basin	7.8	3.4

FUND CHANGES

We did not identify any new investment opportunities for the portfolio or exit any positions during the period.

7

ARTISAN INTERNATIONAL FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of non-U.S. growth companies of all market capitalizations. The investment team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

Themes. The team identifies long-term secular (as opposed to cyclical) growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries any structural change and/or trend.

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/1/1997 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund – Institutional Shares	30.37%	6.80%	-2.09%	9.39%	8.15%
MSCI EAFE® Growth Index	14.81	4.32	-4.23	7.82	2.20
MSCI EAFE® Index	13.75	2.12	-5.24	8.20	3.27

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 101 for a description of each index.

8

INVESTING ENVIRONMENT

Over the past twelve-month period ended September 30, 2012, investors were presented with plenty of market-moving headlines. As the eurozone crisis continued, government actions took center stage. Policy promises and stimulus measures spurred pro-cyclical rallies while ongoing concerns about slow growth worked to pare back some of those gains. Despite the prevalent macroeconomic concerns, stocks moved ahead.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	19.0%	12.4%
Consumer Staples	28.6	28.5
Energy	4.4	2.6
Financials	14.8	18.4
Healthcare	2.2	6.2
Industrials	12.9	12.9
Information Technology	4.4	5.5
Materials	7.6	8.0
Telecommunication Services	2.5	3.7
Other assets less liabilities	3.6	1.8
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan International Fund returned 30.37%, outperforming the MSCI EAFE® and MSCI EAFE® Growth indices, which returned 13.75% and 14.81%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Macau casino operator Sands China Ltd.; Belgian brewer Anheuser-Busch InBev NV; Canadian freight and intermodal services provider Canadian Pacific Railway Limited; Japanese cigarette and tobacco products manufacturer JAPAN TOBACCO INC.; and German industrial gas company Linde AG.

Notable detractors included: French financial services company Societe Generale; Japanese manufacturer of electrical insulators NGK INSULATORS, LTD.; Argentina-based franchisee for an American fast-food restaurant Arcos Dorados Holdings, Inc.; Japanese trading company MITSUI & CO., LTD.; and Chinese financial services company China Construction Bank Corporation.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Europe	52.2%	53.4%
Pacific Basin	31.2	24.8
Emerging Markets	7.9	11.0
Americas	5.1	9.0

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period including German financial services company Muenchener Rueckversicherungs-Gesellschaft AG, Ireland-based health care products company Covidien PLC, British financial services company HSBC Holdings plc, German chemical manufacturer Henkel AG & Co. KGaA and Chinese Internet services provider Tencent Holdings Limited. We funded these purchases in part by selling our positions in Siemens AG, Compagnie Financière Richemont SA, Adecco SA, Petróleo Brasileiro S.A. and VINCI SA.

9

ARTISAN INTERNATIONAL VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund employs a fundamental investment process to construct a diversified portfolio of stocks of undervalued non-U.S. companies of all sizes. The Fund’s investment process focuses on identifying what the investment team considers to be high-quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (10/1/2006 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Value Fund – Institutional Shares	23.19%	9.44%	3.01%	4.69%
MSCI EAFE® Value Index	12.59	-0.11	-6.33	-2.12
MSCI EAFE® Index	13.75	2.12	-5.24	-0.78

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 101 for a description of each index.

10

INVESTING ENVIRONMENT

International equity markets experienced more of the same volatility that they have been experiencing for the past few years. The euro crisis continued during the year ended September 30, 2012 and most economic data suggested a sluggish, slowing global economy. Despite all of the macro negativity, stocks moved ahead and posted a double-digit gain for the year ended September 30, 2012. Investor sentiment received a boost as central banks around the world continued to pour liquidity into global markets. Meanwhile, earnings reports showed that many companies were weathering the slow growth economic environment.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	23.4%	20.2%
Consumer Staples	14.9	15.4
Energy	2.6	2.5
Financials	21.7	19.7
Healthcare	7.9	8.3
Industrials	15.6	14.5
Information Technology	7.0	6.4
Materials	2.5	2.2
Other assets less liabilities	4.4	10.8
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan International Value Fund returned 23.19%, outperforming the MSCI EAFE® and MSCI EAFE® Value indices, which returned 13.75% and 12.59%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Compass Group PLC, a catering company; Qinetiq Group PLC, a defense technology company; Signet Jewelers Ltd., a jewelry retailer; Diageo plc, a maker of alcoholic beverages; HeidelbergCement AG, an aggregates and cement producer.

Notable detractors included: SANKYO CO., LTD., a pachinko machine manufacturer; Societe Television Francaise 1, a French television channel operator; Daiwa Securities Group Inc., a financial services provider; Mitsubishi UFJ Financial Group, Inc., a financial and investment services provider; and SEINO HOLDINGS CO., LTD., a provider of transportation and logistics solutions.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Europe	61.9%	59.4%
Americas	17.0	18.7
Pacific Basin	16.2	11.1
Emerging Markets	0.5	0.0

FUND CHANGES

We identified some new investment opportunities for the portfolio during the period, including insurance services holding company Aon PLC; food retailer Tesco plc; branded consumer goods manufacturer Orkla ASA; banking machines and cash registers manufacturer Wincor Nixdorf AG; and coffee and tea company DE Master Blenders 1753 NV. We funded these purchases in part by selling our positions in Mitsubishi UFJ Financial Group, Inc., Nestle SA, Daiwa Securities Group Inc., Lancashire Holdings Ltd and BAE Systems plc.

11

ARTISAN MID CAP FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund employs a fundamental investment process to construct a diversified portfolio of primarily U.S. mid-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a private market buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/1/2000 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Fund – Institutional Shares	24.95%	17.22%	5.18%	11.94%	6.32%
Russell Midcap® Growth Index	26.69	14.73	2.54	11.11	1.48
Russell Midcap® Index	28.03	14.26	2.24	11.18	6.56

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 101 for a description of each index.

12

INVESTING ENVIRONMENT

In the one-year period ended September 30, 2012, mid-cap stocks, as represented by the Russell Midcap® and Midcap® Growth indices, posted a positive return. Healthy corporate profitability and continued, albeit slow, economic progress from the lows following the 2008 financial crisis were positive influences on market returns. Conversely, concerns related to high sovereign debt levels in developed regions, particularly in Europe, created market volatility and fueled uncertainty regarding the sustainability of the economic recovery. Signs of economic activity leveling out in several major emerging markets countries also added to concerns.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	19.6%	19.5%
Consumer Staples	2.6	1.2
Energy	7.3	7.7
Financials	5.1	5.3
Healthcare	22.5	23.7
Industrials	12.6	13.0
Information Technology	25.9	25.3
Other assets less liabilities	4.4	4.3
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Mid Cap Fund returned 24.95%, underperforming the Russell Midcap® and Russell Midcap® Growth indices, which returned 28.03% and 26.69%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; Discover Financial Services, a diversified financial services company; AMERIGROUP Corporation, a managed care company; athenahealth, Inc., an internet-based business services provider in the health care industry; and Cameron International Corporation, an equipment provider to the oil and gas industry.

Notable detractors included: Diamond Foods, Inc., a packaged food company; Ctrip.com International, Ltd., an online/call-center travel agency provider; Universal Display Corporation, a provider of display technologies; VeriFone Systems, Inc., an electronic payment services company; and Green Mountain Coffee Roasters, Inc., a company in the specialty coffee industry.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Cigna Corporation, a health services company; LinkedIn Corporation, a professional services networking website provider; Rockwell Automation, Inc., an industrial automation control company; ARIAD Pharmaceuticals, Inc., a developer of treatments for cancer; and DaVita Inc., a dialysis services provider. We funded these purchases in part by selling our positions in Broadcom Corporation, Gardner Denver, Inc., Cooper Industries plc, Juniper Networks, Inc. and Ctrip.com International, Ltd.

13

ARTISAN MID CAP VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Value Fund employs a fundamental investment process to construct a diversified portfolio of stocks of medium-sized U.S. companies that the investment team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (2/1/2012 to 9/30/2012)

TOTAL RETURNS (as of 9/30/2012)

Fund / Index	Since Inception(1)
Artisan Mid Cap Value Fund – Institutional Shares	1.05%
Russell Midcap® Value Index	7.20
Russell Midcap® Index	6.01
(1)	For the period from commencement of operations (February 1, 2012) through September 30, 2012; not annualized.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 101 for a description of each index.

14

INVESTING ENVIRONMENT

Despite softening economic growth in Europe and Asia and a tepid economic recovery in the U.S., stocks moved higher during the since-inception period ended September 30, 2012. Stocks were helped by corporate earnings growth and actions taken by central banks around the world to ease monetary conditions.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	7.3%	7.9%
Consumer Staples	5.5	3.4
Energy	7.1	11.5
Financials	21.8	20.1
Healthcare	3.2	4.5
Industrials	18.9	18.0
Information Technology	25.0	25.7
Utilities	7.9	1.9
Other assets less liabilities	3.3	7.0
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the since-inception period ended September 30, 2012, Artisan Mid Cap Value Fund returned 1.05%, underperforming the Russell Midcap® and Russell Midcap® Value indices, which returned 6.01% and 7.20%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: The Allstate Corporation, a property and casualty insurer; Alleghany Corporation, a property and casualty insurer; Hess Corporation, an integrated oil and gas company; Mohawk Industries, Inc., a flooring manufacturer; and Mattel, Inc., a toy company.

Notable detractors included: Lexmark International, Inc., a printer vendor; Ingram Micro Inc., an information technology distributor; Arrow Electronics, Inc., a distributor of electronic components and computer products; Avnet, Inc., a distributor of electronic components and computer products; and Lam Research Corporation, a semiconductor equipment company.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including previously mentioned Lam Research Corporation and Hess Corporation; in addition to Becton, Dickinson and Company, a medical devices company; Autodesk, Inc., a design and engineering software provider; and Torchmark Corporation, an insurance holding company. We funded these purchases in part by selling our positions in Total System Services, Inc., Equifax Inc., Campbell Soup Company, Xcel Energy Inc., and Validus Holdings, Ltd.

15

ARTISAN SMALL CAP FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Fund employs a fundamental investment process to construct a diversified portfolio of primarily U.S. small-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a private market buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (5/7/2012 to 9/30/2012)

TOTAL RETURNS (as of 9/30/2012)

Fund / Index	Since Inception(1)
Artisan Small Cap Fund – Institutional Shares	6.47%
Russell 2000® Growth Index	5.45
Russell 2000® Index	6.17
(1)	For the period from commencement of operations (May 7, 2012) through September 30, 2012; not annualized.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 101 for a description of each index.

16

INVESTING ENVIRONMENT

In the period starting with the inception of the Fund on May 7, 2012 through September 30, 2012, small-cap stocks, as represented by the Russell 2000® and Russell 2000® Growth indices, posted positive returns. Continued, albeit slow, economic progress from the lows following the 2008 financial crisis, and proactive stimulus actions taken by policy makers, were positive influences on market returns. Conversely, concerns related to high sovereign debt levels in developed regions, particularly in Europe, created market volatility and fueled uncertainty regarding the sustainability of the economic recovery. Signs of economic activity leveling out in several major emerging markets countries also added to concerns.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	17.7%	14.3%
Consumer Staples	5.0	3.9
Energy	4.0	4.9
Financials	4.4	2.5
Healthcare	23.5	19.5
Industrials	18.9	19.3
Information Technology	22.4	30.4
Utilities	0.3	0.0
Other assets less liabilities	3.8	5.2
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the since-inception period ended September 30, 2012, Artisan Small Cap Fund returned 6.47%, outperforming the Russell 2000® and Russell 2000® Growth indices, which returned 6.17% and 5.45%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: AMERIGROUP Corporation, a managed care company; HMS Holdings Corp., a provider of cost containment services to state Medicaid programs and other health care payors; athenahealth, Inc., an internet-based services provider to the health care industry; NetSuite Inc., a provider of Software-as-a-Service business applications for small and medium-sized businesses; and ARIAD Pharmaceuticals, Inc., a biopharmaceutical company that develops cancer treatments.

Notable detractors included: Incyte Corporation, developer of treatments in the areas of hematology, oncology and inflammation; Woodward, Inc., a provider of energy control and optimization solutions for original equipment manufacturers; Qlik Technologies Inc., a developer of software designed to help customers manage data; Cepheid, a molecular diagnostics company; and Informatica Corporation, a provider of enterprise data integration software and services.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Liquidity Services, Inc., a provider of online auction services for surplus and salvage assets; Teledyne Technologies Incorporated, a provider of electronic subsystems and instrumentation; Vocera Communications, Inc., a provider of mobile communications solutions; Bruker Corporation, a manufacturer of scientific instruments used in research and analysis; and Isis Pharmaceuticals, Inc., a developer of drugs based on antisense technology. We funded these purchases in part by selling our positions in AMERIGROUP Corporation, Hexcel Corporation, LogMeIn, Inc., Vera Bradley, Inc., and RPX Corporation.

17

ARTISAN SMALL CAP VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Value Fund employs a fundamental investment process to construct a diversified portfolio of small-cap U.S. companies that the team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (2/1/2012 to 9/30/2012)

TOTAL RETURNS (as of 9/30/2012)

Fund / Index	Since Inception(1)
Artisan Small Cap Value Fund – Institutional Shares	-5.57%
Russell 2000® Value Index	5.07
Russell 2000® Index	4.47
(1)	For the period from commencement of operations (February 1, 2012) through September 30, 2012; not annualized.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 101 for a description of each index.

18

INVESTING ENVIRONMENT

Despite softening economic growth in Europe and Asia and a tepid economic recovery in the U.S., stocks moved higher during the since-inception period ended September 30, 2012. Stocks were helped by corporate earnings growth and actions taken by central banks around the world to ease monetary conditions.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	12.1%	14.5%
Consumer Staples	1.5	0.7
Energy	10.4	13.8
Financials	8.9	6.2
Healthcare	2.4	2.7
Industrials	27.6	26.2
Information Technology	23.9	24.5
Materials	5.9	5.9
Telecommunication Services	1.5	1.6
Utilities	4.3	0.0
Other assets less liabilities	1.5	3.9
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the since-inception period ended September 30, 2012, Artisan Small Cap Value Fund declined 5.57%, underperforming the Russell 2000® and Russell 2000® Value indices, which returned 4.47% and 5.07%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Skechers U.S.A., Inc., a footwear designer; Comstock Resources, Inc., an oil and gas producer; Jack in the Box Inc., a restaurant operator; CoreLogic, Inc., an analytics services company; and Platinum Underwriters Holdings, Ltd. a reinsurance provider.

Notable detractors included: FTI Consulting, Inc., a provider of restructuring and bankruptcy services; ADTRAN, Inc., a networking and communications equipment provider; Lone Pine Resources Inc., an oil and gas producer; Schnitzer Steel Industries, Inc., a scrap metal processor; and Lexmark International, Inc., a printer vendor.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including previously mentioned ADTRAN, Inc.; Unit Corporation, a contract land driller and oil and gas producer; energy services companies Newpark Resources, Inc. and Key Energy Services, Inc.; and Volterra Semiconductor Corporation, a semiconductor manufacturer. We funded these purchases in part by selling our positions in Manhattan Associates, Inc., Quanex Building Products Corporation, Cal-Maine Foods, Inc., Cleco Corporation, and Portland General Electric Company.

19

ARTISAN VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Value Fund employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range that the team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/26/2011 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	Since Inception
Artisan Value Fund – Institutional Shares	25.64%	6.82%
Russell 1000® Value Index	30.92	8.50
Russell 1000® Index	30.06	8.41

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 101 for a description of each index.

20

INVESTING ENVIRONMENT

After a tumultuous third quarter of 2011, when fiscal strains in the U.S. and Europe weighed on risk assets, stocks rebounded sharply to begin the one-year period ended September 30, 2012. Despite softening economic growth in Europe and Asia and a tepid economic recovery in the U.S., stocks continued to move higher during the period in response to corporate earnings growth and actions taken by central banks around the world to ease monetary conditions.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	9.1%	3.8%
Consumer Staples	10.3	4.7
Energy	10.8	14.3
Financials	27.4	23.4
Healthcare	2.9	6.4
Industrials	2.6	2.6
Information Technology	34.4	29.2
Materials	0.0	3.9
Telecommunication Services	0.0	3.1
Other assets less liabilities	2.5	8.6
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Value Fund returned 25.64%, underperforming the Russell 1000® and Russell 1000® Value indices, which returned 30.06% and 30.92%, respectively.

Performance of the following stocks had a positive impact on the portfolio during the period: Apple Inc., a consumer electronics company; Microsoft Corporation, a software maker; Berkshire Hathaway Inc., a holding company; Cisco Systems, Inc., a provider of networking solutions; and The Allstate Corporation, a property and casualty insurer.

Notable detractors included: Chesapeake Energy Corporation, an oil and gas exploration and production company; Baker Hughes Incorporated, an oilfield services company; Tesco plc, a food retailer; WellPoint, Inc., a health benefits company; and Ingram Micro Inc., a distributor of information technology products.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Americas	91.8%	80.6%
Emerging Markets	—	7.0
Europe	5.7	3.8

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Samsung Electronics Co., Ltd., a diversified electronics manufacturer, previously mentioned Baker Hughes Incorporated; Vodafone Group Plc, a global wireless carrier; Oracle Corporation, an enterprise software company; and The Kroger Co., a food retailer. We funded these purchases in part by selling our positions in Wal-Mart Stores, Inc., Carnival Corporation, Total System Services, Inc., Aflac Incorporated, and Unilever PLC.

21

ARTISAN EMERGING MARKETS FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 98.3%

BRAZIL - 14.7%
Anhanguera Educacional Participacoes SA	486,700	$8,091
Banco do Brasil S.A.(1)(2)	107,980	1,321
Banco do Brasil S.A.	470,800	5,759
BM&F BOVESPA SA	1,390,776	8,404
BR Properties SA	426,320	5,562
Companhia Energetica de Minas Gerais-CEMIG, Preferred(3)	632,738	7,672
Companhia Vale do Rio Doce	947,013	17,046
Hypermarcas SA(4)	1,791,538	13,159
Julio Simoes Logistica SA	392,798	2,129
Magazine Luiza SA	740,900	4,473
Magnesita Refratarios SA	942,900	3,488
PDG Realty SA Empreendimentos e Participacoes	2,504,951	4,720
Petroleo Brasileiro S.A.	2,274,489	26,142
Randon SA Implementos e Participacoes, Preferred(3)	1,313,824	7,628

		115,594
CHILE - 1.3%
Empresa Nacional de Telecomunicaciones S.A.	239,319	4,989
S.A.C.I. Falabella	502,065	5,059

		10,048
CHINA - 11.7%
Ajisen (China) Holdings Limited	6,764,913	4,476
Chaoda Modern Agriculture (Holdings) Limited(2)(4)(5)	12,474,536	48
China High Precision Automation Group Ltd.(2)(5)	9,066,000	725
China Life Insurance Co., Limited, H Shares	2,340,800	6,747
China Shenhua Energy Company Limited	1,240,500	4,799
China Unicom (Hong Kong) Limited	5,127,500	8,411
CNOOC Limited	6,879,000	14,088
Digital China Holdings Limited	4,569,460	7,284
GOME Electrical Appliances Holdings Limited(4)	35,408,881	3,745
Huabao International Holdings Limited	13,530,322	7,678
Huaneng Power International, Inc., H Shares	9,089,523	6,916
Mindray Medical International Limited, Class A (DR)	176,317	5,926
Noah Holdings Ltd. (DR)	435,033	1,879
Sinopharm Group Co, H Shares	2,964,500	9,481
Springland International Holdings Ltd.	6,193,590	3,059

CHINA (CONTINUED)
Zhuzhou CSR Times Electric Co., Ltd., H Shares	2,694,515	$6,922

		92,184
COLOMBIA - 1.0%
Grupo de Inversiones Suramericana	349,828	5,917
Grupo de Inversiones Suramericana, Preferred(3)	86,758	1,605

		7,522
EGYPT - 0.5%
Egyptian Financial Group-Hermes Holding(4)(5)	1,805,980	3,567

HONG KONG - 1.0%
AIA Group Ltd.	2,091,065	7,753

HUNGARY - 1.0%
MOL Hungarian Oil and Gas Nyrt., Class A	95,748	7,927

INDIA - 7.2%
ICICI Bank Limited	451,882	9,098
India Cements Limited	3,509,809	6,298
Infosys Limited	215,053	10,344
Mahindra & Mahindra Ltd.	499,614	8,183
Petronet LNG Ltd.	451,941	1,353
Power Finance Corporation	2,158,195	7,733
Reliance Infrastructure Ltd.	606,938	6,182
Tech Mahindra Ltd.	244,896	4,519
Welspun Corporation Ltd.	1,637,334	3,145

		56,855
INDONESIA - 4.2%
Indofood CBP Sukses Makmur TBK PT	8,411,000	5,581
PT Astra International Tbk	18,549,870	14,344
PT Bank Negara Indonesia Tbk	24,013,018	9,849
PT Gudang Garam Tbk	751,473	3,647

		33,421
ITALY - 0.8%
Tenaris S.A. (DR)	162,820	6,638

KAZAKHSTAN - 1.0%
KazMunaiGas Exploration Production (DR)	407,659	7,521

KOREA - 13.5%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	318,214	7,430
E-Mart Co., Ltd.	28,357	6,187
Hyundai Mobis	33,150	9,261

22

	Shares Held	Value

KOREA (CONTINUED)
KB Financial Group, Inc.	299,442	$10,696
LOCK&LOCK CO., LTD.	151,814	3,258
Samsung Electronics Co., Ltd.	44,330	53,686
Shinhan Financial Group Co., Ltd.	328,770	11,226
Shinsegae Co., Ltd.	22,118	4,179

		105,923
MEXICO - 5.7%
America Movil SAB de C.V., Series L	13,458,223	17,147
Grupo Financiero Banorte S.A. de C.V., O Shares	1,148,844	6,493
Grupo Financiero Santander Mexico SAB de CV, Series B (DR)(4)	358,037	4,905
Grupo Televisa S.A., Series CPO	1,700,199	8,018
OHL Mexico SAB de CV(4)	5,037,080	8,128

		44,691
PANAMA - 0.8%
Copa Holdings SA, Class A(3)	74,186	6,029

PERU - 0.5%
Cementos Pacasmayo S.A.A. (DR)(4)	359,298	4,089

PHILIPPINES - 0.9%
Philippine Long Distance Telephone Company	110,000	7,341

RUSSIA - 7.4%
Globaltrans Investment PLC (DR)	454,787	9,450
LSR Group O.J.S.C. (DR)	1,771,168	8,236
LUKOIL (DR)	289,575	17,838
Mobile TeleSystems (DR)	468,213	8,203
Polymetal International PLC	404,286	7,083
Sberbank of Russia	2,596,586	7,595

		58,405
SOUTH AFRICA - 5.1%
African Bank Investments Limited	1,793,730	7,123
Harmony Gold Mining Company Limited	846,231	7,100
Impala Platinum Holdings Limited	416,180	6,951
Imperial Holdings Limited	202,232	4,556
Mondi Limited	499,190	5,070
Naspers Limited, N Shares	157,564	9,749

		40,549
SWEDEN - 0.5%
Alliance Oil Company Ltd. (DR)(4)	492,362	3,890

TAIWAN - 11.1%
Chinatrust Financial Holding Company Ltd.	12,897,879	7,788
E Ink Holdings Inc.	5,910,000	6,452
Far Eastern Textile Ltd.	5,772,339	6,518
Hon Hai Precision Industry Co., Ltd.	5,965,213	18,722
HTC Corporation	417,251	4,042
MediaTek Incorporation	893,794	9,437
Taiwan Fertilizer Co., Ltd.	2,651,000	7,190

TAIWAN (CONTINUED)
Taiwan Semiconductor Manufacturing Company Ltd.	9,021,647	$27,637

		87,786
THAILAND - 2.7%
Advanced Info Service Public Company Limited (DR)	906,500	6,303
Bangkok Bank Public Company Limited (DR)	1,576,400	9,936
Bumrungrad Hospital Public Company Limited (DR)	707,516	1,885
PTT Exploration and Production Public Company Limited (DR)	538,800	2,845

		20,969
TURKEY - 4.2%
Arcelik A.S.	760,519	4,045
Emlak Konut Gayrimenkul Yatirim	5,719,853	7,988
Tekfen Holding A.S.	2,114,262	7,670
Turk Ekonomi Bankasi A.S.(4)	1,752,063	1,687
Turk Hava Yollari Anonim Ortakligi (THY)(4)	2,215,540	4,635
Turkiye Sinai Kalkinma Bankasi A.S.	6,264,761	6,972

		32,997
UNITED ARAB EMIRATES - 0.5%
Air Arabia(5)	22,225,071	3,951

UNITED KINGDOM - 1.0%
Antofagasta plc	396,243	8,075

Total common and preferred stocks (Cost $799,206)		773,725

	Par Amount
CONVERTIBLE DEBENTURES - 0.0%

BRAZIL - 0.0%
PDG Realty SA Empreendimentos e Participacoes - Debenture (0.0%, 9/16/16)(4)(5)	3,720	128
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.8%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $14,379 (Cost $14,379)(6)	14,379	$14,379

Total investments - 100.1% (Cost $813,585)		788,232

Other assets less liabilities - (0.1%)		(976)

Total net assets - 100.0%(7)		$787,256

23

(1)

The shares of Banco do Brasil S.A. were acquired in a private placement and are restricted. The shares of Banco do Brasil S.A. are freely tradeable outside the United States, where the Fund expects to trade them.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Banco do Brasil S.A.	7/1/2010	$1,477	$1,321	0.2%

(2)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Partners Funds, Inc. (“Artisan Funds”). In total, the value of securities determined to be illiquid was $2,094, or 0.3% of total net assets.

(3)	Non-voting shares.
(4)	Non-income producing security.
(5)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $8,419 or 1.1% of total net assets.
(6)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	2.375%	5/31/2018	$14,668

(7)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2012 Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$95,958	12.2%
Consumer Staples	28,622	3.6
Energy	93,041	11.8
Financials	165,839	21.1
Healthcare	17,292	2.2
Industrials	70,490	9.0
Information Technology	142,848	18.1
Materials	86,471	11.0
Telecommunication Services	52,394	6.7
Utilities	20,770	2.6

Total common and preferred stocks	773,725	98.3
Convertible debentures (1)	128	- (2)
Short-term investments	14,379	1.8

Total investments	788,232	100.1
Other assets less liabilities	(976)	(0.1)

Total net assets	$787,256	100.0%

(1)	Sector classification of consumer discretionary.
(2)	Amount rounds to less than 0.1%.

CURRENCY EXPOSURE - September 30, 2012 Dollar values in thousands
	Value	Percentage of Total Investments
Brazilian real	$115,722	14.7%
British pound	15,158	1.9
Chilean peso	10,048	1.3
Colombian peso	7,522	1.0
Egyptian pound	3,567	0.5
Hong Kong dollar	92,132	11.7
Hungarian forint	7,927	1.0
Indian rupee	56,855	7.2
Indonesian rupiah	33,421	4.2
Korean won	105,923	13.4
Mexican peso	39,786	5.1
Philippine peso	7,341	0.9
South African rand	40,549	5.1
Swedish krona	3,890	0.5
Taiwan dollar	87,786	11.1
Thai baht	20,969	2.7
Turkish lira	32,997	4.2
U.S. dollar	102,688	13.0
United Arab Emirates dirham	3,951	0.5

Total investments	$788,232	100.0%

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Samsung Electronics Co., Ltd.	Korea	6.8%
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	3.5
Petroleo Brasileiro S.A.	Brazil	3.3
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.4
LUKOIL	Russia	2.3
America Movil SAB de C.V.	Mexico	2.2
Companhia Vale do Rio Doce	Brazil	2.2
PT Astra International Tbk	Indonesia	1.8
CNOOC Limited	China	1.8
Hypermarcas SA	Brazil	1.7

Total		28.0%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

24

ARTISAN GLOBAL OPPORTUNITIES FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 95.4%

AUSTRALIA - 1.1%
James Hardie Industries SE	390,676	$3,526

BRAZIL - 9.1%
Anhanguera Educacional Participacoes SA	451,496	7,505
BR Malls Participacoes	212,600	2,952
Mills Estruturas e Servicos de Engenharia SA	183,117	2,647
OdontoPrev SA	1,148,050	6,428
Qualicorp SA(1)	514,031	5,020
Raia Drogasil S.A.	336,800	3,869

		28,421
CANADA - 1.7%
Tourmaline Oil Corp.(1)	173,028	5,401

CHINA - 2.5%
Baidu, Inc., Class A (DR)(1)	29,740	3,474
Shandong Weigao Group Medical Polymer Company Limited, H Shares	1,526,545	1,977
Tsingtao Brewery Company Limited, H Shares	450,514	2,484

		7,935
FRANCE - 3.4%
Ingenico	74,334	3,821
Sanofi	79,580	6,785

		10,606
GERMANY - 2.3%
Linde AG	9,200	1,584
SAP AG (DR)	76,566	5,461

		7,045
HONG KONG - 0.8%
Hong Kong Exchanges & Clearing Limited	174,882	2,641

INDIA - 2.1%
HDFC Bank Limited (DR)	127,061	4,775
Jubilant Foodworks Limited(1)	67,961	1,763

		6,538
INDONESIA - 0.7%
PT Bank Central Asia Tbk	2,714,342	2,241

JAPAN - 2.3%
FANUC CORP.	34,379	5,542
Rakuten, Inc.	153,800	1,567

		7,109

SWEDEN - 4.0%
Hexagon AB, Class B	578,482	$12,400

SWITZERLAND - 1.1%
Compagnie Financiere Richemont SA - Bearer Shares	55,028	3,300

UNITED KINGDOM - 6.1%
ARM Holdings PLC	773,336	7,180
Intertek Group plc	52,078	2,304
Rotork plc	197,823	7,229
Standard Chartered plc	99,731	2,255

		18,968
UNITED STATES - 58.2%
Agilent Technologies, Inc.	159,139	6,119
Amazon.com, Inc.(1)	18,700	4,756
Apple Inc.	22,578	15,065
Biogen Idec Inc.(1)	69,192	10,326
Cerner Corporation(1)	71,977	5,572
Citrix Systems, Inc.(1)	51,841	3,969
Discover Financial Services	305,285	12,129
eBay Inc.(1)	300,693	14,557
EMC Corporation(1)	428,188	11,677
Facebook Inc., Class A(1)	149,013	3,226
Google Inc., Class A(1)	24,612	18,570
IHS Inc.(1)	122,657	11,941
Monsanto Company	177,566	16,162
National Oilwell Varco, Inc.	98,386	7,882
Occidental Petroleum Corporation	75,869	6,529
Polo Ralph Lauren Corporation, Class A	38,934	5,888
Precision Castparts Corp.	22,837	3,730
Regeneron Pharmaceuticals, Inc.(1)	88,461	13,504
salesforce.com, inc.(1)	35,957	5,490
Starbucks Corporation	93,290	4,734

		181,826

Total common stocks (Cost $258,335)		297,957

25

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $15,330 (Cost $15,330)(2)	$15,330	$15,330

Total investments - 100.3% (Cost $273,665)		313,287

Other assets less liabilities - (0.3%)		(1,014)

Total net assets - 100.0%(3)		$312,273

(1)	Non-income producing security.
(2)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.500%	8/31/2018	$15,640

(3)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS - September 30, 2012
Dollar values in thousands
Description	Counterparty	Transaction Type	Settlement Date	Cost on Origination Date	Value	Unrealized Depreciation
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$2,373	$2,394	$(21)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$3	$3	- (1)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$258	$260	$(2)

						$(23)

(1)	Amount rounds to less than $1.

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$29,513	9.5%
Consumer Staples	6,353	2.0
Energy	19,812	6.3
Financials	26,993	8.6
Healthcare	55,731	17.9
Industrials	33,393	10.7
Information Technology	104,890	33.6
Materials	21,272	6.8

Total common stocks	297,957	95.4
Short-term investments	15,330	4.9

Total investments	313,287	100.3
Other assets less liabilities	(1,014)	(0.3)

Total net assets	$312,273	100.0%

CURRENCY EXPOSURE (1) - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
Australian dollar	$3,526	1.1%
Brazilian real	28,421	9.1
British pound	18,968	6.0
Canadian dollar	5,401	1.7
Euro	12,190	3.9
Hong Kong dollar	7,102	2.3
Indian rupee	1,763	0.6
Indonesian rupiah	2,241	0.7
Japanese yen	7,109	2.3
Swedish krona	12,400	4.0
Swiss franc	3,300	1.0
U.S. dollar	210,866	67.3

Total investments	$313,287	100.0%

(1)	Excludes currency exposure to foreign currency forward contracts.

26

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Google Inc.	United States	5.9%
Monsanto Company	United States	5.2
Apple Inc.	United States	4.8
eBay Inc.	United States	4.7
Regeneron Pharmaceuticals, Inc.	United States	4.3
Hexagon AB	Sweden	4.0
Discover Financial Services	United States	3.9
IHS Inc.	United States	3.8
EMC Corporation	United States	3.7
Biogen Idec Inc.	United States	3.3

Total		43.6%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

27

ARTISAN GLOBAL VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS AND EQUITY-LINKED SECURITIES - 78.1%

BELGIUM - 1.6%
Groupe Bruxelles Lambert S.A.	56,374	$4,184

FRANCE - 3.4%
Publicis Groupe	65,654	3,674
Total SA	109,829	5,448

		9,122
GERMANY - 1.2%
HeidelbergCement AG	60,821	3,186

HONG KONG - 0.2%
Guoco Group Limited	48,647	438

IRELAND - 0.7%
Ryanair Holdings PLC, Equity-Linked Security, 144A(1)(2)(3)(4)(5)	350,396	1,990

JAPAN - 3.2%
Credit Saison Co., Ltd.	92,800	2,244
Kao Corporation	145,200	4,279
SANKYO CO., LTD.	30,357	1,414
Stanley Electric Co., Ltd.	41,700	618

		8,555
NETHERLANDS - 1.5%
DE Master Blenders 1753 NV(2)	113,304	1,365
ING Groep N.V.(2)	345,625	2,731

		4,096
NORWAY - 1.2%
Orkla ASA	408,621	3,103

SWITZERLAND - 4.3%
Adecco SA	87,969	4,187
Novartis AG	105,959	6,484
Pargesa Holding SA - Bearer Shares	10,203	676

		11,347
UNITED KINGDOM - 13.2%
Compass Group PLC	926,191	10,222
Diageo plc	250,024	7,023
Experian PLC	133,913	2,225
Lloyds Banking Group plc(2)	5,532,509	3,469
Tesco plc	1,079,358	5,787

	Shares Held	Value

UNITED KINGDOM (CONTINUED)
Unilever PLC (DR)	173,695	$6,343

		35,069
UNITED STATES - 47.6%
3M Company	74,140	6,852
Accenture plc, Class A	35,884	2,513
American Express Company	94,015	5,346
Aon Corporation	152,598	7,979
Arch Capital Group Ltd.(2)(6)	186,146	7,759
The Bank of New York Mellon Corporation	329,660	7,457
Becton, Dickinson and Company	32,456	2,550
The Chubb Corporation	61,717	4,708
Cisco Systems, Inc.	201,697	3,850
CVS Caremark Corporation	26,740	1,295
Fidelity National Financial, Inc.	178,821	3,825
Google Inc., Class A(2)	13,094	9,879
Hasbro, Inc.	88,670	3,385
Johnson & Johnson	101,132	6,969
Marsh & McLennan Companies, Inc.	198,654	6,740
MasterCard Incorporated, Class A	16,263	7,342
Mohawk Industries, Inc.(2)	18,937	1,515
Oracle Corporation	260,269	8,196
The Progressive Corporation	192,690	3,996
Signet Jewelers Ltd.	103,467	5,045
Target Corporation	100,481	6,378
TE Connectivity Ltd.	239,074	8,131
Wal-Mart Stores, Inc.	65,700	4,849

		126,559

Total common stocks and equity-linked securities (Cost $179,291)		207,649

28

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 8.1%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $21,478 (Cost $21,478)(7)	$21,478	$21,478

Total investments - 86.2% (Cost $200,769)		229,127

Other assets less liabilities - 13.8%		36,779

Total net assets - 100.0%(8)		$265,906

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $1,990 or 0.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	Non-income producing security.
(3)	Non-voting shares.
(4)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(h) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(5)

Security is restricted. Ryanair Holdings PLC was acquired in a transaction under Rule 144A of the Securities Act of 1933, as amended. The shares of Ryanair Holdings PLC may be resold in transactions exempt from registration to qualified institutional buyers.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Ryanair Holdings PLC	8/26/09- 9/25/12	$1,407	$1,990	0.7%

(6)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.875%	8/15/2040	$21,908

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS - September 30, 2012
Dollar values in thousands
Description	Counterparty	Trans- action Type	Settlement Date	Cost on Origination Date	Value	Unrealized Depreciation
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$6,609	$6,669	$(60)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	433	436	(3)

						$(63)

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$32,251	12.1%
Consumer Staples	30,941	11.6
Energy	5,448	2.1
Financials	61,552	23.2
Healthcare	16,003	6.0
Industrials	18,357	6.9
Information Technology	39,911	15.0
Materials	3,186	1.2

Total common stocks	207,649	78.1
Short-term investments	21,478	8.1

Total investments	229,127	86.2
Other assets less liabilities	36,779	13.8

Total net assets	$265,906	100.0%

CURRENCY EXPOSURE(1) - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
British pound	$28,726	12.5%
Euro	22,578	9.9
Hong Kong dollar	438	0.2
Japanese yen	8,555	3.7
Norwegian krone	3,103	1.4
Swiss franc	11,347	4.9
U.S. dollar	154,380	67.4

Total investments	$229,127	100.0%

(1)	Excludes currency exposure to foreign currency forward contracts.

29

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Compass Group PLC	United Kingdom	3.8%
Google Inc.	United States	3.7
Oracle Corporation	United States	3.1
TE Connectivity Ltd	United States	3.1
Aon Corporation	United States	3.0
Arch Capital Group Ltd.	United States	2.9
The Bank of New York Mellon Corporation	United States	2.8
MasterCard Incorporated	United States	2.8
Diageo plc	United Kingdom	2.6
Johnson & Johnson	United States	2.6

Total		30.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

30

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 98.2%

AUSTRALIA - 0.3%
Coca-Cola Amatil Limited	1,634,754	$22,994
Westfield Group	887,177	9,350

		32,344
BELGIUM - 4.3%
Anheuser-Busch InBev NV	4,067,342	345,853
Telenet Group Holding NV	315,123	14,112
UCB SA	994,298	54,674

		414,639
BRAZIL - 0.6%
Arcos Dorados Holdings, Inc., Class A	3,726,141	57,494

CANADA - 3.8%
Canadian Pacific Railway Limited	4,465,116	370,113

CHINA - 8.4%
Baidu, Inc., Class A (DR)(1)	2,770,675	323,670
China Construction Bank Corporation, H Shares	128,701,605	89,297
China Mobile Limited	14,686,931	163,271
China Resources Land Limited	47,216,759	104,005
Tencent Holdings Limited	3,677,129	125,668

		805,911
FRANCE - 8.5%
Air Liquide SA	549,420	68,097
DANONE S.A.	410,753	25,289
LVMH Moet Hennessy Louis Vuitton SA	380,447	57,201
Pernod Ricard SA	1,810,178	203,098
Schneider Electric SA	2,856,655	169,065
Technip SA	256,930	28,563
Unibail-Rodamco	910,135	181,400
Zodiac Aerospace	848,134	82,810

		815,523
GERMANY - 15.1%
Bayer AG	1,308,776	112,398
Beiersdorf AG	2,147,306	157,561
Brenntag AG	1,302,119	166,659
Daimler AG	256,208	12,401
Deutsche Post AG	5,666,036	110,673
Henkel AG & Co. KGaA, Preferred(2)	2,001,140	159,154
Kabel Deutschland Holding AG(1)	997,309	71,141

GERMANY (CONTINUED)
Linde AG	2,497,155	$430,002
Muenchener Rueckversicherungs-Gesellschaft AG	1,534,571	239,598

		1,459,587
HONG KONG - 11.9%
AIA Group Ltd.	80,257,961	297,576
BOC Hong Kong (Holdings) Limited	21,263,441	67,596
Hang Seng Bank Limited	8,035,637	123,218
Henderson Land Development Company Limited	4,612,700	33,075
Hongkong Land Holdings Limited	10,417,259	62,608
Sands China Ltd.	44,799,593	166,972
Sino Land Company Limited	48,443,112	90,588
Sun Hung Kai Properties Limited	11,322,670	165,882
Wynn Macau Limited	52,269,171	141,559

		1,149,074
INDIA - 0.4%
Coal India Limited	5,872,718	39,983

INDONESIA - 0.1%
PT Bank Rakyat Indonesia (Persero) Tbk	9,831,500	7,654

IRELAND - 0.4%
CRH plc	1,895,548	36,538

ITALY - 0.9%
Fiat Industrial SpA	9,003,118	87,986

JAPAN - 11.9%
BRIDGESTONE CORPORATION	2,995,009	69,464
HONDA MOTOR CO., LTD.	7,837,483	240,728
JAPAN TOBACCO INC.	14,619,863	438,746
Kao Corporation	5,241,862	154,488
NGK INSULATORS, LTD.(3)	10,518,793	119,725
Rakuten, Inc.	2,992,400	30,484
SOFTBANK Corp	2,319,600	93,925

		1,147,560
KOREA - 0.9%
Samsung Electronics Co., Ltd.	69,683	84,390

MEXICO - 0.2%
America Movil SAB de C.V., Series L (DR)	629,589	16,017

31

	Shares Held	Value

NETHERLANDS - 5.8%
Akzo Nobel N.V.	1,739,190	$98,315
Koninklijke Vopak NV	1,292,617	90,761
Unilever NV (DR)	9,497,484	335,996
Ziggo NV	995,795	33,853

		558,925
NIGERIA - 0.4%
Nigerian Breweries Plc.	38,762,232	33,781

SINGAPORE - 0.7%
City Developments Limited	3,453,769	33,040
Genting Singapore PLC	30,169,455	33,680

		66,720
SPAIN - 0.7%
Grifols S.A.(1)	2,163,058	71,437

SWITZERLAND - 6.4%
Actelion Ltd.	300,163	15,026
Givaudan SA	67,373	63,935
Nestle SA	5,395,560	340,199
Roche Holding AG - Genussscheine(2)	568,368	106,180
Swatch Group AG - Bearer Shares	223,287	89,077

		614,417
UNITED KINGDOM - 11.3%
Diageo plc	1,850,276	51,973
HSBC Holdings plc	21,819,010	201,993
Imperial Tobacco Group plc	5,923,988	219,254
InterContinental Hotels Group PLC	365,818	9,570
Johnson Matthey PLC	1,822,539	71,015
Kingfisher plc	3,786,003	16,152
Land Securities Group plc	2,103,865	25,871
Meggitt plc	7,842,527	50,011
Prudential plc	3,256,719	42,150
Reckitt Benckiser Group PLC	108,756	6,261
SABMiller plc	4,913,012	215,792
Vodafone Group PLC	11,870,605	33,689
William Morrison Supermarkets plc	7,940,605	36,570
WPP plc	8,375,327	113,808

		1,094,109
UNITED STATES - 5.2%
Covidien plc	4,002,238	237,813
Liberty Global, Inc., Series A(1)	982,774	59,704
Schlumberger Limited	2,474,461	178,978
Virgin Media Inc.	1,022,334	30,098

		506,593

Total common and preferred stocks (Cost $7,802,567)		9,470,795

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.1%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $108,556 (Cost $108,556)(4)	$108,556	$108,556

Total investments - 99.3% (Cost $7,911,123)		9,579,351

Other assets less liabilities - 0.7%		70,939

Total net assets - 100.0%(5)		$9,650,290

(1)	Non-income producing security.
(2)	Non-voting shares.
(3)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $119,725 or 1.2% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.875%	8/15/2040	110,728

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,199,533	12.4%
Consumer Staples	2,747,009	28.5
Energy	247,524	2.6
Financials	1,774,901	18.4
Healthcare	597,528	6.2
Industrials	1,247,803	12.9
Information Technology	533,728	5.5
Materials	767,902	8.0
Telecommunication Services	354,867	3.7

Total common and preferred stocks	9,470,795	98.2
Short-term investments	108,556	1.1

Total investments	9,579,351	99.3
Other assets less liabilities	70,939	0.7

Total net assets	$9,650,290	100.0%

32

CURRENCY EXPOSURE - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
Australian dollar	$32,344	0.3%
British pound	1,094,109	11.4
Euro	3,444,635	36.0
Hong Kong dollar	1,568,707	16.4
Indian rupee	39,983	0.4
Indonesian rupiah	7,654	0.1
Japanese yen	1,147,560	12.0
Korean won	84,390	0.9
Nigerian naira	33,781	0.3
Singapore dollar	66,720	0.7
Swiss franc	614,417	6.4
U.S. dollar	1,445,051	15.1

Total investments	$9,579,351	100.0%

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
JAPAN TOBACCO INC.	Japan	4.5%
Linde AG	Germany	4.5
Canadian Pacific Railway Limited	Canada	3.8
Anheuser-Busch InBev NV	Belgium	3.6
Nestle SA	Switzerland	3.5
Unilever NV	Netherlands	3.5
Baidu, Inc.	China	3.4
AIA Group Ltd.	Hong Kong	3.1
HONDA MOTOR CO., LTD.	Japan	2.5
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	2.5

Total		34.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns HSBC Holdings PLC (HSBC), which represents 2.1% of the Fund’s net assets, and Hang Seng Bank Ltd (Hang Seng), which represents 1.3% of the Fund’s net assets. HSBC is the parent company of Hang Seng. The aggregate value of HSBC and Hang Seng represents 3.4% of the Fund’s net assets and would represent one of the Fund’s top ten holdings.

The accompanying notes are an integral part of the financial statements.

33

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS AND EQUITY-LINKED SECURITIES - 89.2%

BELGIUM - 1.9%
Groupe Bruxelles Lambert S.A.	1,733,021	$128,610

DENMARK - 1.8%
Carlsberg A/S, Class B	1,309,272	115,999

FRANCE - 7.0%
Publicis Groupe	1,876,166	104,998
Societe Television Francaise 1	3,773,751	31,420
Sodexo	925,245	69,663
Sodexo - Registered Shares(1)	1,284,779	96,732
Total SA	3,275,914	162,495

		465,308

GERMANY - 2.9%
HeidelbergCement AG	2,715,857	142,288
Wincor Nixdorf AG	1,339,464	52,378

		194,666

HONG KONG - 1.0%
Guoco Group Limited	7,545,736	67,925

IRELAND - 3.5%
ICON PLC (DR)(3)(4)	4,501,487	109,701
Ryanair Holdings PLC, Equity-Linked Security, 144A(2)(3)(5)(6)(7)	21,926,013	124,510

		234,211

JAPAN - 10.1%
Aderans Co., Ltd.(3)(4)	2,612,467	35,752
CALBEE, Inc.	92,300	8,090
Credit Saison Co., Ltd.	6,703,459	162,089
Kao Corporation	7,492,400	220,816
NIFCO INC.	1,434,400	33,140
SANKYO CO., LTD.	1,717,792	80,012
SEINO HOLDINGS CO., LTD.	1,247,240	7,911
Stanley Electric Co., Ltd.	8,160,600	120,882

		668,692

NETHERLANDS - 6.7%
DE Master Blenders 1753 NV(3)	2,136,281	$25,737
ING Groep N.V.(3)	21,485,062	169,770
Koninklijke Ahold NV	8,761,696	109,744
Koninklijke Philips Electronics N.V.	5,199,190	121,298
Reed Elsevier NV	1,589,075	21,247

		447,796

NORWAY - 1.3%
Orkla ASA	10,936,965	83,064

SWITZERLAND - 8.3%
Adecco SA	2,158,802	102,741
Novartis AG	3,532,867	216,179
Panalpina Welttransport Holding AG(4)	1,471,407	140,570
Pargesa Holding SA - Bearer Shares	1,344,272	89,046

		548,536

UNITED KINGDOM - 26.0%
Carpetright PLC(3)	3,161,793	33,544
Compass Group PLC	34,410,293	379,792
Diageo plc	5,663,794	159,093
Experian PLC	7,189,710	119,466
Lloyds Banking Group plc(3)	198,579,204	124,514
Michael Page International plc	13,071,936	75,104
Qinetiq Group PLC(4)	61,299,386	187,579
Reed Elsevier PLC	23,774,278	227,273
Savills Plc(4)	10,727,785	69,068
Tesco plc	27,720,631	148,614
Unilever PLC (DR)	5,465,117	199,586

		1,723,633

UNITED STATES - 18.7%
Accenture plc, Class A	1,463,744	102,506
Aon Corporation	4,659,607	243,651
Arch Capital Group Ltd.(3)(4)	6,040,912	251,785
Covidien plc	3,804,192	226,045
Signet Jewelers Ltd.	2,928,078	142,773
TE Connectivity Ltd.	8,018,894	272,723

		1,239,483

Total common stocks and equity-linked securities (Cost $4,957,352)		5,917,923

34

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 11.4%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $758,286 (Cost $758,286)(8)	$758,286	$758,286

Total investments - 100.6% (Cost $5,715,638)		6,676,209

Other assets less liabilities - (0.6%)		(36,974)

Total net assets - 100.0%(9)		$6,639,235

(1)	Shares are registered with the issuing company and not tradable until converted back to bearer shares.
(2)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $124,510 or 1.9% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(3)	Non-income producing security.
(4)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(5)	Non-voting shares.
(6)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(h) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(7)

Security is restricted. Ryanair Holdings PLC was acquired in a transaction under Rule 144A of the Securities Act of 1933, as amended. The shares of Ryanair Holdings PLC may be resold in transactions exempt from registration to qualified institutional buyers.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Ryanair Holdings PLC	9/17/08- 9/27/12	$26,756	$124,510	1.9%

(8)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	2.375%	7/31/2017	$138,271
U.S. Treasury Note	1.875%	9/30/2017	149,800
U.S. Treasury Note	2.250%	11/30/2017	81,671
U.S. Treasury Note	2.750%	2/28/2018	120,015
U.S. Treasury Note	2.625%	4/30/2018	84,687
U.S. Treasury Note	1.750%	5/31/2016	199,011

			$773,455

(9)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS - September 30, 2012
Dollar values in thousands
Description	Counterparty	Transaction Type	Settlement Date	Cost on Origination Date	Value	Unrealized Appreciation (Depreciation)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	$490,665	$495,110	$(4,445)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	22,182	22,558	(376)
Japanese Yen	State Street Bank and Trust Company	Sell	2/15/2013	14,086	14,028	58

						$(4,763)

PORTFOLIO DIVERSIFICATION - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,341,476	20.2%
Consumer Staples	1,023,431	15.4
Energy	162,495	2.5
Financials	1,306,458	19.7
Healthcare	551,925	8.3
Industrials	962,243	14.5
Information Technology	427,607	6.4
Materials	142,288	2.2

Total common stocks	5,917,923	89.2
Short-term investments	758,286	11.4

Total investments	6,676,209	100.6
Other assets less liabilities	(36,974)	(0.6)

Total net assets	$6,639,235	100.0%

35

CURRENCY EXPOSURE(1) - September 30, 2012
Dollar values in thousands
	Value	Percentage of Total Investments
British pound	$1,524,047	22.8%
Danish krone	115,999	1.7
Euro	1,360,890	20.4
Hong Kong dollar	67,925	1.0
Japanese yen	668,692	10.0
Norwegian krone	83,064	1.3
Swiss franc	548,536	8.2
U.S. dollar	2,307,056	34.6

Total investments	$6,676,209	100.0%

(1)	Excludes currency exposure to foreign currency forward contracts.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Compass Group PLC	United Kingdom	5.7%
TE Connectivity Ltd	United States	4.1
Arch Capital Group Ltd.	United States	3.8
Aon Corporation	United States	3.7
Reed Elsevier PLC	United Kingdom	3.4
Covidien plc	United States	3.4
Kao Corporation	Japan	3.3
Novartis AG	Switzerland	3.3
Unilever PLC	United Kingdom	3.0
Qinetiq Group PLC	United Kingdom	2.8

Total		36.5%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns Pargesa Holding SA (Pargesa), which represents 1.3% of the Fund’s net assets, and Groupe Bruxelles Lambert SA (GBL), which represents 1.9% of the Fund’s net assets. Pargesa is the parent company of GBL. The aggregate value of Pargesa and GBL represents 3.2% of the Fund’s net assets and would represent one of the Fund’s top ten holdings.

The accompanying notes are an integral part of the financial statements.

36

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 95.7%

CONSUMER DISCRETIONARY - 19.5%
Auto Components - 1.8%
BorgWarner Inc.(1)	1,796,014	$124,122

Automobiles - 0.7%
Tesla Motors, Inc.(1)	1,684,085	49,310

Distributors - 1.9%
LKQ Corporation(1)	6,817,740	126,128

Hotels, Restaurants & Leisure - 2.6%
Chipotle Mexican Grill, Inc.(1)	218,624	69,422
Starwood Hotels & Resorts Worldwide, Inc.	1,566,399	90,788
Wynn Resorts, Limited	98,700	11,394

		171,604
Internet & Catalog Retail - 0.1%
Netflix, Inc.(1)	178,667	9,727

Multiline Retail - 0.7%
Dollar General Corporation(1)	976,000	50,303

Specialty Retail - 3.8%
Limited Brands, Inc.	691,700	34,073
Tractor Supply Company	1,067,800	105,595
Ulta Salon, Cosmetics & Fragrance, Inc.	1,000,800	96,382
Urban Outfitters, Inc.(1)	443,000	16,639

		252,689
Textiles, Apparel & Luxury Goods - 7.9%
Coach, Inc.	2,409,723	134,993
Fossil, Inc.(1)	1,411,335	119,540
lululemon athletica inc.(1)	1,133,616	83,820
Polo Ralph Lauren Corporation, Class A	877,522	132,708
Under Armour, Inc., Class A(1)	1,009,700	56,372

		527,433
CONSUMER STAPLES - 1.2%
Food Products - 1.2%
Mead Johnson Nutrition Company	1,133,000	83,026

ENERGY - 7.7%
Energy Equipment & Services - 4.9%
Cameron International Corporation(1)	2,202,849	$123,514
Core Laboratories N.V.	285,910	34,732
Dresser-Rand Group Inc.(1)	2,510,027	138,328
Oceaneering International, Inc.	622,700	34,404

		330,978
Oil, Gas & Consumable Fuels - 2.8%
Cabot Oil & Gas Corporation	1,894,300	85,054
Noble Energy, Inc.	1,139,300	105,624

		190,678
FINANCIALS - 5.3%
Capital Markets - 1.2%
Ares Capital Corporation	4,700,109	80,560

Commercial Banks - 0.8%
HDFC Bank Limited (DR)(2)	1,429,690	53,728

Consumer Finance - 3.3%
Discover Financial Services	5,562,410	220,995

HEALTHCARE - 23.7%
Biotechnology - 9.4%
Alexion Pharmaceuticals, Inc.(1)	819,400	93,739
ARIAD Pharmaceuticals, Inc.(1)	3,282,400	79,516
Cepheid(1)(3)	3,459,600	119,391
Incyte Corporation(1)	2,091,682	37,755
Onyx Pharmaceuticals, Inc.(1)	284,400	24,032
Regeneron Pharmaceuticals, Inc.(1)	1,589,813	242,701
Vertex Pharmaceuticals Incorporated(1)	576,300	32,244

		629,378
Health Care Equipment & Supplies - 1.4%
Edwards Lifesciences Corporation(1)	362,581	38,930
Intuitive Surgical, Inc.(1)	112,413	55,715

		94,645
Health Care Providers & Services - 3.0%
AMERIGROUP Corporation(1)	336,500	30,766
Cigna Corporation	2,064,600	97,387
DaVita, Inc.(1)	693,500	71,854

		200,007

37

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Technology - 5.1%
athenahealth, Inc.(1)(3)	1,827,315	$167,693
Cerner Corporation(1)	2,248,524	174,058

		341,751
Life Sciences Tools & Services - 4.5%
Agilent Technologies, Inc.	3,716,915	142,915
Illumina, Inc.(1)	739,400	35,639
Mettler-Toledo International Inc.(1)	737,200	125,870

		304,424
Pharmaceuticals - 0.3%
Allergan, Inc.	217,296	19,900

INDUSTRIALS - 13.0%
Aerospace & Defense - 1.3%
Precision Castparts Corp.	527,196	86,112

Building Products - 1.0%
Owens Corning Inc.(1)	1,941,600	64,966

Electrical Equipment - 2.4%
AMETEK, Inc.	581,500	20,614
Rockwell Automation, Inc.	1,264,400	87,939
Roper Industries, Inc.	478,712	52,606

		161,159
Machinery - 2.8%
Chart Industries, Inc.(1)	909,000	67,130
Pall Corporation	1,058,900	67,230
Woodward, Inc.	1,648,600	56,019

		190,379
Professional Services - 5.5%
IHS Inc.(1)	2,352,017	228,969
Verisk Analytics, Inc., Class A(1)	2,926,427	139,327

		368,296
INFORMATION TECHNOLOGY - 25.3%
Communications Equipment - 0.6%
Aruba Networks, Inc.(1)	1,147,000	25,790
Palo Alto Networks, Inc.(1)	182,600	11,243

		37,033
Electronic Equipment & Instruments - 4.4%
FLIR Systems, Inc.(3)	1,702,200	34,001
IPG Photonics Corporation(1)	2,207,100	126,467
Trimble Navigation Limited(1)	2,831,265	134,938

		295,406
Internet Software & Services - 2.3%
LinkedIn Corporation, Class A(1)	756,700	91,107
MercadoLibre, Inc.	782,063	64,559

		155,666

INFORMATION TECHNOLOGY (CONTINUED)
IT Services - 2.7%
Teradata Corporation(1)	1,764,804	$133,084
VeriFone Systems, Inc.(1)	1,755,800	48,899

		181,983
Semiconductors & Semiconductor Equipment - 4.2%
Altera Corporation	2,616,900	88,935
Applied Materials, Inc.	5,092,700	56,860
ARM Holdings PLC (DR)(2)	4,822,325	134,929

		280,724
Software - 11.1%
ANSYS, Inc.(1)	1,077,018	79,053
Citrix Systems, Inc.(1)	1,192,118	91,280
Concur Technologies, Inc.(1)	1,981,730	146,113
MICROS Systems, Inc.(1)	1,036,200	50,898
Qlik Technologies Inc.(1)	612,900	13,735
Red Hat, Inc.(1)	1,708,141	97,262
salesforce.com, inc.(1)	869,211	132,720
VMware, Inc., Class A(1)	1,371,568	132,685

		743,746

Total common stocks (Cost $4,324,248)		6,426,856
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $309,376 (Cost $309,376)(4)	$309,376	$309,376

Total investments - 100.3% (Cost $4,633,624)		6,736,232

Other assets less liabilities - (0.3%)		(18,287)

Total net assets - 100.0%(5)		$6,717,945

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
ARM Holdings PLC (DR)	United Kingdom	U.S. dollar
HDFC Bank Limited (DR)	India	U.S. dollar

38

(3)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.500%	8/31/2018	$21,351
U.S. Treasury Note	2.750%	2/15/2019	111,875
U.S. Treasury Note	1.500%	3/31/2019	182,338

			$315,564

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Regeneron Pharmaceuticals, Inc.	United States	3.6%
IHS Inc.	United States	3.4
Discover Financial Services	United States	3.3
Cerner Corporation	United States	2.6
athenahealth, Inc.	United States	2.5
Concur Technologies, Inc.	United States	2.2
Agilent Technologies, Inc.	United States	2.1
Verisk Analytics, Inc., Class A	United States	2.1
Dresser-Rand Group Inc.	United States	2.1
Coach, Inc.	United States	2.0

Total		25.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

39

ARTISAN MID CAP VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 93.0%

CONSUMER DISCRETIONARY - 7.9%
Diversified Consumer Services - 2.1%
H&R Block, Inc.	9,540,861	$165,343

Household Durables - 1.1%
Mohawk Industries, Inc.(1)	1,076,537	86,145

Internet & Catalog Retail - 0.6%
Liberty Interactive Corporation, Series A(1)	2,668,152	49,361

Leisure Equipment & Products - 2.2%
Mattel, Inc.	5,059,370	179,506

Media - 1.9%
Omnicom Group Inc.	3,042,495	156,871

CONSUMER STAPLES - 3.4%
Food & Staples Retailing - 3.4%
The Kroger Co.	8,156,628	192,007
Sysco Corporation	2,504,653	78,321

		270,328
ENERGY - 11.5%
Energy Equipment & Services - 5.4%
Ensco PLC	3,166,040	172,739
McDermott International, Inc.(1)	10,876,288	132,908
Patterson-UTI Energy, Inc.(2)	7,961,374	126,108

		431,755
Oil, Gas & Consumable Fuels - 6.1%
Cimarex Energy Co.	3,197,395	187,208
Hess Corporation	2,226,866	119,627
Southwestern Energy Company(1)	5,239,168	182,218

		489,053
FINANCIALS - 20.1%
Capital Markets - 1.2%
Northern Trust Corporation	2,001,438	92,897

Insurance - 16.8%
Alleghany Corporation(1)	640,251	220,848
Allied World Assurance Company Holdings, Ltd	1,235,843	95,469
The Allstate Corporation	4,776,873	189,212
Aon Corporation	3,175,728	166,059
Arch Capital Group Ltd.(1)(2)	3,865,186	161,101

FINANCIALS (CONTINUED)
Insurance (Continued)
Fidelity National Financial, Inc.	4,665,303	$99,791
Loews Corporation	3,569,761	147,288
The Progressive Corporation	9,771,996	202,671
Torchmark Corporation	1,374,082	70,559

		1,352,998
Real Estate Investment Trusts (REITS) - 2.1%
Annaly Capital Management, Inc.	5,695,194	95,907
Hatteras Financial Corp.	2,592,155	73,073

		168,980
HEALTHCARE - 4.5%
Health Care Equipment & Supplies - 1.4%
Becton, Dickinson and Company	1,387,708	109,018

Health Care Providers & Services - 2.3%
Cigna Corporation	3,876,599	182,859

Life Sciences Tools & Services - 0.8%
Covance Inc.(1)	1,395,945	65,177

INDUSTRIALS - 18.0%
Aerospace & Defense - 5.7%
L-3 Communications Holdings, Inc.	1,964,653	140,885
Rockwell Collins, Inc.	3,577,411	191,892
Spirit AeroSystems Holdings, Inc., Class A(1)	5,765,572	128,053

		460,830
Commercial Services & Supplies - 0.8%
Republic Services, Inc.	2,274,441	62,570

Construction & Engineering - 2.2%
Jacobs Engineering Group Inc.(1)	4,428,096	179,028

Electrical Equipment - 1.9%
Hubbell Inc., Class B	1,923,180	155,278

Machinery - 1.7%
Flowserve Corporation	1,091,491	139,427

40

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Professional Services - 4.9%
The Dun & Bradstreet Corporation	2,028,921	$161,543
ManpowerGroup	2,645,273	97,346
Towers Watson & Co., Class A	2,471,975	131,138

		390,027
Road & Rail - 0.8%
Ryder System, Inc.(2)	1,720,723	67,211

INFORMATION TECHNOLOGY - 25.7%
Computers & Peripherals - 1.2%
Lexmark International, Inc.(2)	4,391,595	97,713

Electronic Equipment & Instruments - 8.6%
Arrow Electronics, Inc.(1)(2)	5,329,061	179,643
Avnet, Inc.(1)(2)	6,754,379	196,485
FLIR Systems, Inc.(2)	7,992,622	159,653
Ingram Micro Inc.(1)(2)	10,362,660	157,823

		693,604
Internet Software & Services - 1.4%
Open Text Corporation(1)(3)	2,093,098	115,413

IT Services - 5.9%
Broadridge Financial Solutions, Inc.	5,380,360	125,524
SAIC, Inc.	10,881,934	131,019
The Western Union Company	12,083,350	220,159

		476,702
Semiconductors & Semiconductor Equipment - 6.4%
Analog Devices, Inc.	5,187,773	203,309
Applied Materials, Inc.	13,316,127	148,675
Lam Research Corporation(1)	5,045,232	160,363

		512,347
Software - 2.2%
Autodesk, Inc.(1)	2,579,007	86,061
BMC Software, Inc.(1)	67,952	2,819
SYNOPSYS, INC.(1)	2,618,455	86,461

		175,341
UTILITIES - 1.9%
Electrical Utilities - 0.6%
OGE Energy Corp.	835,870	46,357

Multi-Utilities - 0.4%
SCANA Corporation	592,995	28,624

Water Utilities - 0.9%
American Water Works Company, Inc.	1,913,264	70,906

Total common stocks (Cost $6,633,705)		7,471,669
	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 6.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $551,252 (Cost $551,252)(4)	$551,252	$551,252

Total investments - 99.9% (Cost $7,184,957)		8,022,921

Other assets less liabilities - 0.1%		6,620

Total net assets - 100.0%(5)		$8,029,541

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(3)	The Fund considers the company to be from Canada. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades in U.S. dollars.
(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.750%	5/31/2016	$562,282

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Alleghany Corporation	United States	2.8%
The Western Union Company	United States	2.7
Analog Devices, Inc.	United States	2.5
The Progressive Corporation	United States	2.5
Avnet, Inc.	United States	2.4
The Kroger Co.	United States	2.4
Rockwell Collins, Inc.	United States	2.4
The Allstate Corporation	United States	2.4
Cimarex Energy Co.	United States	2.3
CIGNA Corporation	United States	2.3

Total		24.7%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

41

ARTISAN SMALL CAP FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 94.8%

CONSUMER DISCRETIONARY - 14.3%
Automobiles - 0.7%
Tesla Motors, Inc.(1)	176,900	$5,180

Distributors - 3.1%
LKQ Corporation(1)	1,229,000	22,736

Diversified Consumer Services - 0.2%
K12 Inc.(1)	89,300	1,804

Hotels, Restaurants & Leisure - 1.6%
Dunkin’ Brands Group, Inc.	403,300	11,774

Internet & Catalog Retail - 1.0%
HomeAway, Inc.(1)	312,400	7,326

Media - 0.6%
Pandora Media, Inc.(1)	372,200	4,076

Specialty Retail - 5.6%
Francesca’s Collections, Inc.(1)	391,400	12,028
Hibbett Sports, Inc.(1)	61,400	3,650
Monro Muffler Brake, Inc.	211,600	7,446
Ulta Salon, Cosmetics & Fragrance, Inc.	179,300	17,267

		40,391
Textiles, Apparel & Luxury Goods - 1.5%
Deckers Outdoor Corporation(1)	22,700	832
The Warnaco Group, Inc.(1)	197,700	10,261

		11,093
CONSUMER STAPLES - 3.9%
Food & Staples Retailing - 1.7%
The Fresh Market, Inc.(1)	203,200	12,188

Food Products - 2.2%
Annie’s, Inc.(1)	113,200	5,076
TreeHouse Foods, Inc.(1)	212,775	11,171

		16,247
ENERGY - 4.9%
Energy Equipment & Services - 2.5%
Dril-Quip, Inc.(1)	251,100	18,049

ENERGY (CONTINUED)
Oil, Gas & Consumable Fuels - 2.4%
Oasis Petroleum Inc.(1)	259,000	$7,633
Rosetta Resources Inc.(1)	198,500	9,508

		17,141

FINANCIALS - 2.5%
Capital Markets - 2.5%
Ares Capital Corporation	1,068,583	18,315

HEALTHCARE - 19.5%
Biotechnology - 6.8%
ARIAD Pharmaceuticals, Inc.(1)	543,600	13,169
Cepheid(1)(2)	647,200	22,335
Incyte Corporation(1)	491,800	8,877
Isis Pharmaceuticals, Inc.(1)	375,900	5,289

		49,670
Health Care Equipment & Supplies - 3.3%
DexCom Inc.(1)	684,700	10,291
GenMark Diagnostics, Inc.(1)	201,800	1,859
HeartWare International, Inc.(1)	102,825	9,716
NxStage Medical, Inc.(1)	142,700	1,885

		23,751
Health Care Providers & Services - 4.5%
Acadia Healthcare Company, Inc.(1)	410,500	9,790
HMS Holdings Corp.(1)	680,700	22,756

		32,546
Health Care Technology - 3.8%
athenahealth, Inc.(1)(2)	239,900	22,016
Vocera Communications, Inc.(1)	180,900	5,592

		27,608
Life Sciences Tools & Services - 0.7%
Bruker Corporation(1)	411,300	5,384

Pharmaceuticals - 0.4%
VIVUS, Inc.(1)	171,400	3,054

INDUSTRIALS - 19.3%
Aerospace & Defense - 1.0%
Teledyne Technologies Incorporated(1)	111,500	7,068

Electrical Equipment - 3.9%
Acuity Brands, Inc.	320,400	20,278
Regal Beloit Corporation	119,600	8,429

		28,707

42

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Machinery - 8.8%
Chart Industries, Inc.(1)	192,900	$14,246
IDEX Corporation	506,100	21,140
Proto Labs, Inc.(1)	30,800	1,042
Robbins & Myers, Inc.	154,800	9,226
Westport Innovations Inc.(1)(3)	125,900	3,505
Woodward, Inc.	426,400	14,489

		63,648
Professional Services - 2.2%
The Advisory Board Company(1)	328,400	15,707

Trading Companies & Distributors - 3.4%
Beacon Roofing Supply, Inc.(1)	869,600	24,784

INFORMATION TECHNOLOGY - 30.4%
Communications Equipment - 2.4%
Acme Packet, Inc.(1)	218,400	3,735
Aruba Networks, Inc.(1)	313,200	7,042
Finisar Corporation(1)	476,600	6,815

		17,592
Electronic Equipment & Instruments - 7.0%
Cognex Corporation	439,200	15,187
FARO Technologies, Inc.(1)	63,000	2,603
FEI Company	163,400	8,742
IPG Photonics Corporation(1)	264,600	15,162
Maxwell Technologies, Inc.(1)	215,900	1,753
Universal Display Corporation(1)	207,200	7,123

		50,570
Internet Software & Services - 3.2%
CoStar Group, Inc.(1)	106,800	8,708
Liquidity Services, Inc.(1)	145,100	7,285
MercadoLibre, Inc.	86,100	7,108

		23,101
Semiconductors & Semiconductor Equipment - 1.2%
Cavium Networks, Inc.(1)	259,800	8,659

Software - 16.6%
CommVault Systems, Inc.(1)	409,700	24,049
Concur Technologies, Inc.(1)	287,700	21,212
Fortinet, Inc.(1)	638,400	15,411
Guidewire Software, Inc.(1)	387,400	12,029
Informatica Corporation(1)	349,900	12,180
NetSuite Inc.(1)	177,700	11,337
Qlik Technologies Inc.(1)	262,200	5,876
RealPage, Inc.(1)	616,100	13,924
Tyler Technologies, Inc.(1)	111,600	4,913

		120,931

Total common stocks (Cost $546,147)		689,100
	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $34,153 (Cost $34,153)(4)	$34,153	$34,153

Total investments - 99.5% (Cost $580,300)		723,253

Other assets less liabilities - 0.5%		3,640

Total net assets - 100.0%(5)		$726,893

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(3)	The Fund considers the company to be from Canada. See the Fund's Statement of Additional Information for information on how a particular country is assigned. The security trades in U.S. dollars.

(4) Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.875%	8/15/2040	$34,837

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Beacon Roofing Supply, Inc.	United States	3.4%
CommVault Systems, Inc.	United States	3.3
HMS Holdings Corp.	United States	3.1
LKQ Corporation	United States	3.1
Cepheid	United States	3.1
athenahealth, Inc.	United States	3.0
Concur Technologies, Inc.	United States	2.9
IDEX Corporation	United States	2.9
Acuity Brands, Inc.	United States	2.8
Ares Capital Corporation	United States	2.5

Total		30.1%

For the purpose of determining the Fund's top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

43

ARTISAN SMALL CAP VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 96.1%

CONSUMER DISCRETIONARY - 14.5%
Diversified Consumer Services - 4.1%
Coinstar, Inc.(1)	809,700	$36,420
Matthews International Corporation(2)	1,419,500	42,329
Regis Corporation	1,611,500	29,619

		108,368
Hotels, Restaurants & Leisure - 2.0%
Jack in the Box Inc.(1)	689,908	19,393
WMS Industries Inc.(1)	2,025,000	33,169

		52,562
Household Durables - 0.5%
Universal Electronics Inc.(1)	718,000	12,622

Media - 2.9%
Arbitron Inc.	519,900	19,704
DreamWorks Animation SKG, Inc., Class A(1)	2,236,500	43,008
Meredith Corporation	396,155	13,865

		76,577
Specialty Retail - 2.2%
Rent-A-Center, Inc.	1,650,562	57,902

Textiles, Apparel & Luxury Goods - 2.8%
Skechers U.S.A., Inc., Class A(1)	1,485,500	30,304
The Warnaco Group, Inc.(1)	841,800	43,689

		73,993
CONSUMER STAPLES - 0.7%
Food Products - 0.7%
Darling International Inc.(1)	1,031,600	18,868

ENERGY - 13.8%
Energy Equipment & Services - 7.0%
GulfMark Offshore, Inc.(1)	998,600	32,994
Key Energy Services, Inc.(1)	1,815,600	12,709
Newpark Resources, Inc.(1)	2,343,800	17,368
Parker Drilling Company(1)	3,193,347	13,508
SEACOR Holdings Inc.(1)	207,100	17,264
Superior Energy Services, Inc.(1)	742,725	15,241
Tidewater Inc.	800,500	38,848
Unit Corporation(1)	932,600	38,703

		186,635

ENERGY (CONTINUED)
Oil, Gas & Consumable Fuels - 6.8%
Cloud Peak Energy Inc.(1)	3,004,100	$54,374
Comstock Resources, Inc.(1)	2,289,090	42,073
Forest Oil Corporation(1)	3,390,890	28,653
Lone Pine Resources Inc.(1)	2,035,111	3,175
World Fuel Services Corporation	1,469,000	52,311

		180,586
FINANCIALS - 6.2%
Diversified Financial Services - 1.0%
PICO Holdings, Inc.(1)(2)	1,138,890	25,989

Insurance - 3.1%
Allied World Assurance Company Holdings, Ltd	247,555	19,124
Alterra Capital Holdings Limited	470,375	11,261
Endurance Specialty Holdings Ltd.	420,923	16,206
Platinum Underwriters Holdings, Ltd.	874,800	35,753

		82,344

Real Estate Investment Trusts (REITS) - 2.1%
Anworth Mortgage Asset Corporation	2,442,900	16,612
Hatteras Financial Corp.	833,500	23,496
Potlatch Corporation	429,101	16,036

		56,144
HEALTHCARE - 2.7%
Biotechnology - 0.4%
Enzon Pharmaceuticals, Inc.(1)	1,353,500	9,420

Health Care Equipment & Supplies - 1.1%
CONMED Corporation	1,031,659	29,402

Life Sciences Tools & Services - 1.2%
ICON PLC (DR)(1)(2)(3)	1,343,941	32,752

INDUSTRIALS - 26.2%
Aerospace & Defense - 2.3%
Curtiss-Wright Corporation	792,300	25,908
Spirit AeroSystems Holdings, Inc., Class A(1)	1,617,579	35,926

		61,834
Air Freight & Logistics - 1.5%
Atlas Air Worldwide Holdings, Inc.(1)	775,800	40,055

44

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Airlines - 0.6%
Hawaiian Holdings, Inc.(1)(2)	2,896,800	$16,193

Commercial Services & Supplies - 3.2%
Quad/Graphics, Inc., Class A	792,300	13,437
Sykes Enterprises, Incorporated(1)(2)	2,723,494	36,604
Tetra Tech, Inc.(1)	1,361,700	35,758

		85,799
Construction & Engineering - 5.7%
Comfort Systems USA, Inc.(2)	2,214,426	24,204
EMCOR Group, Inc.	2,459,362	70,190
Granite Construction Incorporated	1,254,462	36,028
ORION MARINE GROUP, INC.(1)(2)	1,601,100	11,896
Tutor Perini Corporation(1)	742,800	8,498

		150,816
Electrical Equipment - 0.6%
Encore Wire Corporation	511,700	14,972

Machinery - 5.4%
Astec Industries, Inc.(1)	734,481	23,217
CIRCOR International, Inc.	288,900	10,906
Harsco Corporation	965,600	19,824
Kaydon Corporation	1,324,500	29,589
Mueller Industries, Inc.	726,224	33,021
Woodward, Inc.	808,833	27,484

		144,041
Professional Services - 4.5%
CRA International, Inc.(1)(2)	709,779	12,265
FTI Consulting, Inc.(1)	2,038,465	54,386
Kforce Inc.(1)	668,500	7,882
Towers Watson & Co., Class A	544,687	28,896
TrueBlue, Inc.(1)	1,072,888	16,866

		120,295
Road & Rail - 2.4%
Ryder System, Inc.(2)	1,601,064	62,538

INFORMATION TECHNOLOGY - 24.5%
Communications Equipment - 1.8%
ADTRAN, Inc.	2,786,200	48,146

Computers & Peripherals - 5.5%
Diebold, Incorporated	1,856,866	62,595
Intermec, Inc.(1)	1,477,219	9,174
Lexmark International, Inc.(2)	1,295,687	28,829
Logitech International S.A.(3)	932,600	8,533
QLogic Corporation(1)	3,278,500	37,440

		146,571

INFORMATION TECHNOLOGY (CONTINUED)
Electronic Equipment & Instruments - 4.4%
Arrow Electronics, Inc.(1)(2)	1,130,647	$38,114
Benchmark Electronics, Inc.(1)	1,185,701	18,106
Power-One, Inc.(1)	3,070,100	17,193
Tech Data Corporation(1)	932,600	42,247

		115,660
Internet Software & Services - 1.3%
EarthLink, Inc.	5,009,540	35,668

IT Services - 2.0%
CACI International Inc(1)	759,250	39,322
ManTech International Corporation, Class A	585,968	14,063

		53,385
Semiconductors & Semiconductor Equipment - 4.7%
Intersil Corporation	4,530,800	39,644
Nanometrics Incorporated(1)	722,900	9,983
Rudolph Technologies, Inc.(1)	608,051	6,385
Ultratech, Inc.(1)(2)	1,757,837	55,161
Volterra Semiconductor Corporation(1)	572,000	12,510

		123,683
Software - 4.8%
MicroStrategy Incorporated, Class A(1)	319,371	42,818
Progress Software Corporation(1)	2,075,623	44,398
Rosetta Stone Inc.(1)	736,000	9,384
Websense, Inc.(1)(2)	1,914,637	29,964

		126,564
MATERIALS - 5.9%
Chemicals - 4.6%
H.B. Fuller Company	2,144,333	65,788
Minerals Technologies Inc.	437,500	31,032
Sensient Technologies Corporation	709,715	26,089

		122,909
Metals & Mining - 1.3%
Schnitzer Steel Industries, Inc., Class A	1,246,200	35,081

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
Atlantic Tele-Network, Inc.	585,914	25,183
Neutral Tandem, Inc.(1)(2)	1,988,900	18,656

		43,839

Total common stocks (Cost $2,441,872)		2,552,213

45

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.2%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $109,801 (Cost $109,801)(4)	$109,801	$109,801

Total investments - 100.3% (Cost $2,551,673)		2,662,014

Other assets less liabilities - (0.3%)		(6,944)

Total net assets - 100.0%(5)		$2,655,070

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(3)	The Fund considers the company to be from outside of the United States. See the Fund's Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
ICON PLC (DR)	Ireland	U.S. dollar
Logitech International S.A.	Switzerland	U.S. dollar

(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	1.500%	3/31/2019	$112,000

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
EMCOR Group, Inc.	United States	2.6%
H.B. Fuller Company	United States	2.5
Diebold, Incorporated	United States	2.4
Ryder System, Inc.	United States	2.4
Rent-A-Center, Inc.	United States	2.2
Ultratech, Inc.	United States	2.1
FTI Consulting, Inc.	United States	2.0
Cloud Peak Energy, Inc.	United States	2.0
World Fuel Services Corporation	United States	2.0
ADTRAN, Inc.	United States	1.8

Total		22.0%

For the purpose of determining the Fund's top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

46

ARTISAN VALUE FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 91.4%

CONSUMER DISCRETIONARY - 3.8%
Diversified Consumer Services - 2.4%
H&R Block, Inc.	1,137,800	$19,718

Multiline Retail - 1.4%
Target Corporation	189,200	12,008

CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 4.7%
The Kroger Co.	978,500	23,034
Tesco plc(1)	2,964,049	15,891

		38,925
ENERGY-14.3%
Energy Equipment & Services - 5.5%
Baker Hughes Incorporated	598,200	27,057
Noble Corporation	527,900	18,888

		45,945
Oil, Gas & Consumable Fuels - 8.8%
Apache Corporation	367,500	31,778
Cimarex Energy Co.	355,800	20,832
Royal Dutch Shell PLC, Class A (DR)(1)	302,200	20,976

		73,586
FINANCIALS - 23.4%
Capital Markets - 4.3%
The Bank of New York Mellon Corporation	831,300	18,804
The Goldman Sachs Group, Inc.	149,205	16,962

		35,766
Insurance - 17.5%
Alleghany Corporation(2)	50,736	17,501
The Allstate Corporation	448,250	17,755
Arch Capital Group Ltd.(2)(3)	561,300	23,395
Berkshire Hathaway Inc., Class B(2)	426,530	37,620
The Chubb Corporation	314,700	24,005
The Progressive Corporation	1,239,600	25,709

		145,985
Real Estate Investment Trusts (REITS) - 1.6%
Annaly Capital Management, Inc.	786,300	13,241

HEALTHCARE - 6.4%
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson and Company	203,600	$15,995

Health Care Providers & Services - 4.5%
Cigna Corporation	438,900	20,703
Wellpoint, Inc.	286,900	16,643

		37,346
INDUSTRIALS - 2.6%
Construction & Engineering - 2.6%
Jacobs Engineering Group Inc.(2)	536,500	21,691

INFORMATION TECHNOLOGY - 29.2%
Communications Equipment - 3.0%
Cisco Systems, Inc.	1,297,100	24,762

Computers & Peripherals - 3.5%
Apple Inc.	44,244	29,522

Electronic Equipment & Instruments - 4.7%
Avnet, Inc.(2)(3)	709,300	20,634
Ingram Micro Inc.(2)(3)	1,252,000	19,068

		39,702
Internet Software & Services - 2.7%
Google Inc., Class A(2)	30,500	23,012

IT Services - 3.3%
The Western Union Company	1,504,900	27,419

Semiconductors & Semiconductor Equipment - 6.6%
Samsung Electronics Co., Ltd., Preferred(1)(4)	44,967	31,922
Texas Instruments Incorporated	857,300	23,619

		55,541
Software - 5.4%
Microsoft Corporation	693,800	20,661
Oracle Corporation	768,400	24,197

		44,858
MATERIALS - 3.9%
Chemicals - 1.6%
The Mosaic Company	235,800	13,584

47

	Shares Held	Value

MATERIALS (CONTINUED)
Metals & Mining - 2.3%
Newmont Mining Corporation	339,100	$18,993

TELECOMMUNICATION SERVICES - 3.1%
Wireless Telecommunication Services - 3.1%
Vodafone Group Plc (DR)(1)	906,700	25,836

Total common and preferred stocks (Cost $678,780)		763,435
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 8.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $74,581 (Cost $74,581)(5)	$74,581	$74,581

Total investments - 100.3% (Cost $753,361)		838,016

Other assets less liabilities - (0.3%)		(2,536)

Total net assets - 100.0%(6)		$835,480

(1)	The Fund considers the company to be from outside of the United States. See the Fund's Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Royal Dutch Shell PLC, Class A (DR)	United Kingdom	U.S. dollar
Samsung Electronics Co., Ltd., Preferred	Korea	Korean won
Tesco plc	United Kingdom	British pound
Vodafone Group Plc (DR)	United Kingdom	U.S. dollar

(2)	Non-income producing security.
(3)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(4)	Non-voting shares.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	2.375%	5/31/2018	$8,939
U.S. Treasury Note	1.500%	8/31/2018	55,114
U.S. Treasury Bond	3.875%	8/15/2040	12,023

			$76,076

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Berkshire Hathaway Inc.	United States	4.5%
Samsung Electronics Co., Ltd.	Korea	3.8
Apache Corporation	United States	3.8
Apple Inc.	United States	3.5
The Western Union Company	United States	3.3
Baker Hughes Incorporated	United States	3.2
Vodafone Group Plc	United Kingdom	3.1
The Progressive Corporation	United States	3.1
Cisco Systems, Inc.	United States	3.0
Oracle Corporation	United States	2.9

Total		34.2%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

48

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012

Dollar values in thousands

	EMERGING MARKETS	GLOBAL OPPORTUNITIES
ASSETS:
Investments in securities, unaffiliated, at value	$773,853	$297,957
Short-term investments (repurchase agreements), at value	14,379	15,330

Total investments	788,232	313,287
Cash	- (1)	1
Foreign currency	546	51
Unrealized gain on foreign currency forward and spot contracts	12	- (1)
Receivable from investments sold	5,007	2,268
Receivable from fund shares sold	98	713
Dividends and interest receivable	868	192

Total assets	794,763	316,512

LIABILITIES:
Unrealized loss on foreign currency forward and spot contracts	-	31
Payable for investments purchased	5,789	3,874
Payable for fund shares redeemed	271	121
Payable for operating expenses	349	171
Payable for foreign taxes(2)	1,098	42

Total liabilities	7,507	4,239

Total net assets	$787,256	$312,273

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$899,737	$280,108
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	(26,417)	39,564
Accumulated undistributed net investment income (loss)	6,546	(531)
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(92,610)	(6,868)

	$787,256	$312,273

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares		$228,090
Institutional Shares	$494,836	$84,183
Advisor Shares	$292,420
Shares outstanding (Indefinite number of shares authorized, $0.01 par value) Investor Shares		15,988,438
Institutional Shares	38,795,770	5,891,877
Advisor Shares	22,913,019
Net asset value, offering price and redemption price per share
Investor Shares		$14.27
Institutional Shares	$12.75	$14.29
Advisor Shares	$12.76
Cost of securities of unaffiliated issuers held	$813,585	$273,665
Cost of foreign currency	$545	$52

(1)	Amount rounds to less than $1.

(2)		Including foreign taxes on unrealized gains
	Emerging Markets	$1,066
	Global Opportunities	33

The accompanying notes are an integral part of the financial statements.

49

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012 (Continued)

Dollar values in thousands

	GLOBAL VALUE	INTERNATIONAL
ASSETS:
Investments in securities, unaffiliated, at value	$199,890	$9,470,795
Investments in securities, affiliated, at value	7,759	-
Short-term investments (repurchase agreements), at value	21,478	108,556

Total investments	229,127	9,579,351
Cash	26	1
Foreign currency	68	3,401
Unrealized gain on foreign currency forward and spot contracts	-	242
Receivable from investments sold	583	90,148
Receivable from fund shares sold	36,175	25,899
Dividends and interest receivable	284	25,220

Total assets	266,263	9,724,262

LIABILITIES:
Unrealized loss on foreign currency forward and spot contracts	63	2
Payable for investments purchased	85	47,899
Payable for fund shares redeemed	25	21,501
Payable for operating expenses	178	3,397
Payable for foreign taxes	6	1,173

Total liabilities	357	73,972

Total net assets	$265,906	$9,650,290

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$237,371	$9,654,215
Net unrealized appreciation on investments and foreign currency related transactions	28,295	1,668,066
Accumulated undistributed net investment income	321	118,396
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(81)	(1,790,387)

	$265,906	$9,650,290

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$217,057	$6,877,615
Institutional Shares	$48,849	$2,772,675
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	18,736,910	292,196,037
Institutional Shares	4,218,155	117,008,860
Net asset value, offering price and redemption price per share
Investor Shares	$11.58	$23.54
Institutional Shares	$11.58	$23.70
Cost of securities of unaffiliated issuers held	$194,740	$7,911,123
Cost of securities of affiliated issuers held	$6,029	$-
Cost of foreign currency	$68	$3,403

The accompanying notes are an integral part of the financial statements.

50

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012 (Continued)

Dollar values in thousands

	INTERNATIONAL VALUE	MID CAP
ASSETS:
Investments in securities, unaffiliated, at value	$5,123,468	$6,105,771
Investments in securities, affiliated, at value	794,455	321,085
Short-term investments (repurchase agreements), at value	758,286	309,376

Total investments	6,676,209	6,736,232
Cash	1	518
Foreign currency	2,008	-
Unrealized gain on foreign currency forward and spot contracts	61	-
Receivable from investments sold	573	39,111
Receivable from fund shares sold	29,367	16,707
Dividends and interest receivable	16,405	2,181

Total assets	6,724,624	6,794,749

LIABILITIES:
Unrealized loss on foreign currency forward and spot contracts	5,081	-
Payable for investments purchased	74,661	52,847
Payable for fund shares redeemed	3,125	21,005
Payable for operating expenses	2,073	2,952
Payable for foreign taxes	449	-

Total liabilities	85,389	76,804

Total net assets	$6,639,235	$6,717,945

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$5,654,212	$4,453,465
Net unrealized appreciation on investments and foreign currency related transactions	955,507	2,102,607
Accumulated undistributed net investment income (loss)	50,909	(37,201)
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	(21,393)	199,074

	$6,639,235	$6,717,945

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$5,081,735	$5,115,836
Institutional Shares	$1,557,500	$1,602,109
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	176,951,861	131,836,234
Institutional Shares	54,087,709	39,788,644
Net asset value, offering price and redemption price per share
Investor Shares	$28.72	$38.80
Institutional Shares	$28.80	$40.27
Cost of securities of unaffiliated issuers held	$5,148,464	$4,401,399
Cost of securities of affiliated issuers held	$567,174	$232,225
Cost of foreign currency	$2,011

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

51

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012 (Continued)

Dollar values in thousands

	MID CAP VALUE		SMALL CAP
ASSETS:
Investments in securities, unaffiliated, at value	$6,325,932		$644,749
Investments in securities, affiliated, at value	1,145,737		44,351
Short-term investments (repurchase agreements), at value	551,252		34,153

Total investments	8,022,921		723,253
Cash	-	(1)	48
Receivable from investments sold	1,689		-
Receivable from fund shares sold	14,290		12,200
Dividends and interest receivable	13,901		32

Total assets	8,052,801		735,533

LIABILITIES:
Payable for investments purchased	7,677		7,458
Payable for fund shares redeemed	11,510		848
Payable for operating expenses	4,073		334

Total liabilities	23,260		8,640

Total net assets	$8,029,541		$726,893

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$6,832,155		$715,825
Net unrealized appreciation on investments and foreign currency related transactions	837,964		142,953
Accumulated undistributed net investment income (loss)	28,090		(3,241)
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	331,332		(128,644)

	$8,029,541		$726,893

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$7,753,814		$676,139
Institutional Shares	$275,727		$50,754
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	367,150,812		32,355,156
Institutional Shares	13,036,006		2,429,113
Net asset value, offering price and redemption price per share
Investor Shares	$21.12		$20.90
Institutional Shares	$21.15		$20.89
Cost of securities of unaffiliated issuers held	$6,021,185		$554,539
Cost of securities of affiliated issuers held	$1,163,772		$25,761

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

52

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2012 (Continued)

Dollar values in thousands

	SMALL CAP VALUE	VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$2,116,719	$700,338
Investments in securities, affiliated, at value	435,494	63,097
Short-term investments (repurchase agreements), at value	109,801	74,581

Total investments	2,662,014	838,016
Cash	1	1
Receivable from investments sold	1,377	-
Receivable from fund shares sold	14,195	1,708
Dividends and interest receivable	1,834	1,071

Total assets	2,679,421	840,796

LIABILITIES:
Payable for investments purchased	9,230	4,245
Payable for fund shares redeemed	13,749	590
Payable for operating expenses	1,372	481

Total liabilities	24,351	5,316

Total net assets	$2,655,070	$835,480

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$2,501,727	$788,976
Net unrealized appreciation on investments and foreign currency related transactions	110,341	84,652
Accumulated undistributed net investment income	7,607	3,244
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	35,395	(41,392)

	$2,655,070	$835,480

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$2,348,847	$677,753
Institutional Shares	$306,223	$157,727
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	154,155,879	59,846,553
Institutional Shares	20,070,127	13,896,744
Net asset value, offering price and redemption price per share
Investor Shares	$15.24	$11.32
Institutional Shares	$15.26	$11.35
Cost of securities of unaffiliated issuers held	$2,135,942	$695,937
Cost of securities of affiliated issuers held	$415,731	$57,424

The accompanying notes are an integral part of the financial statements.

53

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012

Dollar values in thousands

	EMERGING MARKETS	GLOBAL OPPORTUNITIES
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$18,971	$2,174
Interest	5	2

Total investment income	18,976	2,176

EXPENSES:
Advisory fees	8,361	2,058
Transfer agent fees
Investor Shares		468
Institutional Shares	21	15
Advisor Shares	912
Shareholder communications
Investor Shares		28
Institutional Shares	15	9
Advisor Shares	57
Custodian fees	562	74
Accounting fees	69	59
Professional fees	102	94
Registration fees
Investor Shares		43
Institutional Shares	49	28
Advisor Shares	31
Directors’ fees	25	7
Other operating expenses	26	9

Total operating expenses	10,230	2,892

Net investment income (loss)	8,746	(716)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	(80,098)	16,957
Foreign currency related transactions	(735)	(88)

	(80,833)	16,869
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments(1)	163,379	36,773
Foreign currency related transactions	77	(32)

	163,456	36,741

Net gain on investments and foreign currency related transactions	82,623	53,610

Net increase in net assets resulting from operations	$91,369	$52,894

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes on realized gains	Net of foreign taxes on unrealized gains
	Emerging Markets	$2,070	$491	$913
	Global Opportunities	116	37	16

The accompanying notes are an integral part of the financial statements.

54

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012 (Continued)

Dollar values in thousands

	GLOBAL VALUE	INTERNATIONAL
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$2,756	$222,546
Interest	1	37

Total investment income	2,757	222,583

EXPENSES:
Advisory fees	1,383	82,585
Transfer agent fees
Investor Shares	401	13,495
Institutional Shares	6	24
Shareholder communications
Investor Shares	31	651
Institutional Shares	1	37
Custodian fees	63	2,972
Accounting fees	56	69
Professional fees	64	429
Registration fees
Investor Shares	71	142
Institutional Shares	15	57
Directors’ fees	5	284
Other operating expenses	3	199

Total operating expenses	2,099	100,944
Less amounts waived or paid by the Adviser	(25)	-

Net expenses	2,074	100,944

Net investment income	683	121,639

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	488	179,992
Foreign currency related transactions	5	(3,404)

	493	176,588
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	26,767	1,971,511
Foreign currency related transactions	(77)	641

	26,690	1,972,152

Net gain on investments and foreign currency related transactions	27,183	2,148,740

Net increase in net assets resulting from operations	$27,866	$2,270,379

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized loss on investments from affiliated issuers
	Global Value	$92	$(14)
	International	18,582	-

The accompanying notes are an integral part of the financial statements.

55

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012 (Continued)

Dollar values in thousands

	INTERNATIONAL VALUE	MID CAP
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$108,257	$26,988
Dividends, from affiliated issuers(1)	9,765	227
Interest	43	31

Total investment income	118,065	27,246

EXPENSES:
Advisory fees	48,879	57,114
Transfer agent fees
Investor Shares	7,103	13,134
Institutional Shares	23	23
Shareholder communications
Investor Shares	490	661
Institutional Shares	23	26
Custodian fees	1,209	200
Accounting fees	69	63
Professional fees	278	259
Registration fees
Investor Shares	209	134
Institutional Shares	73	167
Directors’ fees	165	191
Other operating expenses	115	143

Total operating expenses	58,636	72,115

Net investment income (loss)	59,429	(44,869)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on:
Investments(1)	21,963	323,384
Foreign currency related transactions	10,327	-

	32,290	323,384
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	990,554	963,741
Foreign currency related transactions	(7,179)	-

	983,375	963,741

Net gain on investments and foreign currency related transactions	1,015,667	1,287,125

Net increase in net assets resulting from operations	$1,075,094	$1,242,256

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends from affiliated issuers	Including net realized gain on investments from affiliated issuers
	International Value	$7,560	$359	$994
	Mid Cap	78	-	13,853

The accompanying notes are an integral part of the financial statements.

56

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012 (Continued)

Dollar values in thousands

	MID CAP VALUE	SMALL CAP
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$122,291	$2,486
Dividends, from affiliated issuers(1)	20,350	-
Interest	39	3

Total investment income	142,680	2,489

EXPENSES:
Advisory fees	70,994	4,865
Transfer agent fees
Investor Shares	17,515	973
Institutional Shares	11	8
Shareholder communications
Investor Shares	1,380	98
Institutional Shares	9	1
Custodian fees	147	48
Accounting fees	51	51
Professional fees	353	63
Registration fees
Investor Shares	276	110
Institutional Shares	33	21
Directors’ fees	242	14
Other operating expenses	173	11

Total operating expenses	91,184	6,263

Net investment income (loss)	51,496	(3,774)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on:
Investments(1)	469,421	24,005

	469,421	24,005
Net increase in unrealized appreciation or depreciation on:
Investments	808,666	95,540

	808,666	95,540

Net gain on investments	1,278,087	119,545

Net increase in net assets resulting from operations	$1,329,583	$115,771

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain on investments from affiliated issuers
	Mid Cap Value	$-	$15,545
	Small Cap	5	1,624

The accompanying notes are an integral part of the financial statements.

57

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2012 (Continued)

Dollar values in thousands

	SMALL CAP VALUE	VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$32,516	$12,306
Dividends, from affiliated issuers(1)	10,993	-
Interest	10	12

Total investment income	43,519	12,318

EXPENSES:
Advisory fees	26,841	4,896
Transfer agent fees
Investor Shares	6,340	1,636
Institutional Shares	11	14
Shareholder communications
Investor Shares	585	102
Institutional Shares	7	9
Custodian fees	73	38
Accounting fees	52	58
Professional fees	162	72
Registration fees
Investor Shares	69	104
Institutional Shares	18	20
Directors’ fees	93	21
Other operating expenses	73	15

Total operating expenses	34,324	6,985

Net investment income	9,195	5,333

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	51,140	20,180
Foreign currency related transactions	-	(37)

	51,140	20,143
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	358,959	108,695
Foreign currency related transactions	-	(3)

	358,959	108,692

Net gain on investments	410,099	128,835

Net increase in net assets resulting from operations	$419,294	$134,168

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized loss on investments from affiliated issuers
	Small Cap Value	$-	$(50,502)
	Value	70	(298)

The accompanying notes are an integral part of the financial statements.

58

ARTISAN FUNDS

Statements of Changes in Net Assets

Dollar values in thousands

	EMERGING MARKETS		GLOBAL OPPORTUNITIES
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income (loss)	$8,746	$10,346	$(716)	$(999)
Net realized gain (loss) on:
Investments	(80,098)	9,473	16,957	2,181
Foreign currency related transactions	(735)	(2,693)	(88)	(432)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	163,379	(255,535)	36,773	(14,114)
Foreign currency related transactions	77	336	(32)	(9)

Net increase (decrease) in net assets resulting from operations	91,369	(238,073)	52,894	(13,373)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares			-	-
Institutional Shares	(3,946)	(3,345)	-	-
Advisor Shares	(1,843)	(1,835)
Net realized gains on investment transactions:
Investor Shares			(1,240)	(1,034)
Institutional Shares	(1,096)	-	(371)	-
Advisor Shares	(777)	-

Total distributions paid to shareholders	(7,662)	(5,180)	(1,611)	(1,034)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	34,270	392,736	105,263	97,676

Total increase in net assets	117,977	149,483	156,546	83,269

Net assets, beginning of period	669,279	519,796	155,727	72,458

Net assets, end of period	$787,256	$669,279	$312,273	$155,727

Accumulated undistributed net investment income (loss)	$6,546	$4,668	$(531)	$(412)

The accompanying notes are an integral part of the financial statements.

59

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	GLOBAL VALUE		INTERNATIONAL
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income	$683	$304	$121,639	$121,485
Net realized gain (loss) on:
Investments	488	1,882	179,992	994,852
Foreign currency related transactions	5	(140)	(3,404)	(79)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	26,767	(5,271)	1,971,511	(1,875,691)
Foreign currency related transactions	(77)	6	641	(1,399)

Net increase (decrease) in net assets resulting from operations	27,866	(3,219)	2,270,379	(760,832)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-	(313)	(87,816)	(61,274)
Institutional Shares	-	-	(33,126)	(26,489)
Net realized gains on investment transactions:
Investor Shares	(1,393)	-	-	-
Institutional Shares	-	-	-	-

Total distributions paid to shareholders	(1,393)	(313)	(120,942)	(87,763)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	173,767	34,444	(325,555)	(973,666)

Total increase (decrease) in net assets	200,240	30,912	1,823,882	(1,822,261)

Net assets, beginning of period	65,666	34,754	7,826,408	9,648,669

Net assets, end of period	$265,906	$65,666	$9,650,290	$7,826,408

Accumulated undistributed net investment income (loss)	$321	$(325)	$118,396	$121,055

The accompanying notes are an integral part of the financial statements.

60

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	INTERNATIONAL VALUE		MID CAP
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income (loss)	$59,429	$51,313	$(44,869)	$(40,985)
Net realized gain (loss) on:
Investments	21,963	140,973	323,384	665,237
Foreign currency related transactions	10,327	(18,918)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	990,554	(483,261)	963,741	(348,059)
Foreign currency related transactions	(7,179)	1,338	-	-

Net increase (decrease) in net assets resulting from operations	1,075,094	(308,555)	1,242,256	276,193

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(1,955)	(39,445)	-	-
Institutional Shares	(1,195)	(12,501)	-	-
Net realized gains on investment transactions:
Investor Shares	(9,181)	-	-	-
Institutional Shares	(3,059)	-	-	-

Total distributions paid to shareholders	(15,390)	(51,946)	-	-

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	1,304,049	1,298,269	464,933	(143,118)

Total increase in net assets	2,363,753	937,768	1,707,189	133,075

Net assets, beginning of period	4,275,482	3,337,714	5,010,756	4,877,681

Net assets, end of period	$6,639,235	$4,275,482	$6,717,945	$5,010,756

Accumulated undistributed net investment income (loss)	$50,909	$(12,850)	$(37,201)	$-

The accompanying notes are an integral part of the financial statements.

61

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	MID CAP VALUE		SMALL CAP
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income (loss)	$51,496	$45,496	$(3,774)	$(2,411)
Net realized gain on investments	469,421	585,460	24,005	81,909
Net increase (decrease) in unrealized appreciation or depreciation on investments	808,666	(531,683)	95,540	(48,672)

Net increase in net assets resulting from operations	1,329,583	99,273	115,771	30,826

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(43,082)	(48,963)	-	-
Institutional Shares	-	-	-	-
Net realized gains on investment transactions:
Investor Shares	(499,737)	(97,741)	-	-
Institutional Shares	-	-	-	-

Total distributions paid to shareholders	(542,819)	(146,704)	-	-

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	1,042,313	508,268	284,422	(26,856)

Total increase in net assets	1,829,077	460,837	400,193	3,970

Net assets, beginning of period	6,200,464	5,739,627	326,700	322,730

Net assets, end of period	$8,029,541	$6,200,464	$726,893	$326,700

Accumulated undistributed net investment income (loss)	$28,090	$24,143	$(3,241)	$-

The accompanying notes are an integral part of the financial statements.

62

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	SMALL CAP VALUE		VALUE
	Year Ended 9/30/2012	Year Ended 9/30/2011	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income	$9,195	$1,882	$5,333	$3,743
Net realized gain (loss) on:
Investments	51,140	317,544	20,180	32,265
Foreign currency related transactions	-	-	(37)	(41)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	358,959	(422,880)	108,695	(42,872)
Foreign currency related transactions	-	-	(3)	(1)

Net increase (decrease) in net assets resulting from operations	419,294	(103,454)	134,168	(6,906)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(1,078)	(2,837)	(3,915)	(2,455)
Institutional Shares	-	-	(682)	-
Net realized gains on investment transactions:
Investor Shares	(238,253)	-	-	-
Institutional Shares	-	-	-	-

Total distributions paid to shareholders	(239,331)	(2,837)	(4,597)	(2,455)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(132,156)	23,138	243,747	205,150

Total increase (decrease) in net assets	47,807	(83,153)	373,318	195,789

Net assets, beginning of period	2,607,263	2,690,416	462,162	266,373

Net assets, end of period	$2,655,070	$2,607,263	$835,480	$462,162

Accumulated undistributed net investment income	$7,607	$1,066	$3,244	$2,606

The accompanying notes are an integral part of the financial statements.

63

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	ARTISAN EMERGING MARKETS FUND
	Institutional Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$11.37	$15.23	$13.02	$11.15	$16.71
Net Investment Income(1)	0.15	0.21	0.17	0.09	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.36	(3.93)	2.15	1.91	(5.41)

Total Income (Loss) from Investment Operations	1.51	(3.72)	2.32	2.00	(5.23)

Dividends from Net Investment Income	(0.10)	(0.14)	(0.11)	(0.12)	(0.01)
Distributions from Net Realized Gains	(0.03)	-	-	(0.01)	(0.32)

Total Distributions	(0.13)	(0.14)	(0.11)	(0.13)	(0.33)

Net Asset Value End of Period	$12.75	$11.37	$15.23	$13.02	$11.15

Total Return	13.47%	(24.67)%	17.94%	18.66%	(31.91)%
Net Assets End of Period (millions)	$494.8	$352.1	$284.2	$104.0	$69.8
Ratio of Expenses to Average Net Assets(2)	1.16%	1.19%	1.31%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets(2)	1.25%	1.41%	1.25%	1.02%	1.17%
Portfolio Turnover Rate	38.19%	30.86%	25.89%	56.88%	42.24%

(1)	Computed based on average shares outstanding.
(2)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
9/30/2009	1.81%	0.71%
9/30/2008	1.51%	1.16%

The accompanying notes are an integral part of the financial statements.

64

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN GLOBAL OPPORTUNITIES FUND
	Institutional Shares

	Year or Period Ended

	9/30/2012	9/30/2011(1)

Net Asset Value Beginning of Period	$10.88	13.38
Net Investment Income (Loss)(2)	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	3.51	(2.48)

Total Income (Loss) from Investment Operations	3.52	(2.50)

Distributions from Net Realized Gains	(0.11)	-

Total Distributions	(0.11)	-

Net Asset Value End of Period	$14.29	$10.88

Total Return(3)	32.68%	(18.68)%
Net Assets End of Period (millions)	$84.2	$13.0
Ratio of Expenses to Average Net Assets(4)(5)	1.08%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets(4)(5)	0.07%	(1.42)%
Portfolio Turnover Rate(3)	43.30%	76.18%

(1)	For the period from commencement of operations July 26, 2011 through September 30, 2011.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.
(5)

The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets
9/30/2011	2.22%	(1.44)%

The accompanying notes are an integral part of the financial statements.

65

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

ARTISAN GLOBAL VALUE FUND
Institutional Shares

Period Ended

9/30/2012(1)

Net Asset Value Beginning of Period	$10.75
Net Investment Income(2)	0.01
Net Realized and Unrealized Gain on Investments	0.82

Total Income from Investment Operations	0.83

Net Asset Value End of Period	$11.58

Total Return(3)	7.72%
Net Assets End of Period (millions)	$48.8
Ratio of Expenses to Average Net Assets(4)(5)	1.50%
Ratio of Net Investment Income to Average Net Assets(4)(5)	0.32%
Portfolio Turnover Rate(3)	22.34%

(1)	For the period from commencement of operations July 17, 2012 through September 30, 2012.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.
(5)

The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been as follows:

Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets
9/30/2012	2.43%	(0.61)%

The accompanying notes are an integral part of the financial statements.

66

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL FUND
	Institutional Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$18.50	$20.72	$20.29	$20.51	$33.99
Net Investment Income(1)	0.33	0.32	0.22	0.28	0.42
Net Realized and Unrealized Gain (Loss) on Investments	5.21	(2.31)	0.49	0.46	(9.16)

Total Income (Loss) from Investment Operations	5.54	(1.99)	0.71	0.74	(8.74)

Dividends from Net Investment Income	(0.34)	(0.23)	(0.28)	(0.26)	(0.27)
Distributions from Net Realized Gains	-	-	-	(0.70)	(4.47)

Total Distributions	(0.34)	(0.23)	(0.28)	(0.96)	(4.74)

Net Asset Value End of Period	$23.70	$18.50	$20.72	$20.29	$20.51

Total Return	30.37%	(9.76)%	3.54%	5.25%	(29.83)%
Net Assets End of Period (millions)	$2,772.7	$1,989.3	$2,353.9	$2,912.7	$3,043.8
Ratio of Expenses to Average Net Assets	0.98%	0.99%	0.98%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.42%	1.10%	1.76%	1.50%
Portfolio Turnover Rate	55.39%	70.36%	70.51%	82.38%	54.42%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

67

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL VALUE FUND
	Institutional Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$23.47	$24.76	$22.83	$21.22	$28.53
Net Investment Income(1)	0.34	0.35	0.36	0.21	0.52
Net Realized and Unrealized Gain (Loss) on Investments	5.09	(1.24)	2.02	1.66	(5.58)

Total Income (Loss) from Investment Operations	5.43	(0.89)	2.38	1.87	(5.06)

Dividends from Net Investment Income	(0.03)	(0.40)	(0.45)	(0.26)	(0.58)
Distributions from Net Realized Gains	(0.07)	-	-	-	(1.67)

Total Distributions	(0.10)	(0.40)	(0.45)	(0.26)	(2.25)

Net Asset Value End of Period	$28.80	$23.47	$24.76	$22.83	$21.22

Total Return	23.19%	(3.84)%	10.66%	9.14%	(18.92)%
Net Assets End of Period (millions)	$1,557.5	$1,042.8	$649.6	$280.2	$186.1
Ratio of Expenses to Average Net Assets	0.98%	0.99%	1.01%	1.04%	1.03%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.30%	1.57%	1.17%	2.10%
Portfolio Turnover Rate	20.42%	30.90%	21.02%	55.49%	44.72%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

68

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN MID CAP FUND
	Institutional Shares

	Year Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value Beginning of Period	$32.23	$30.50	$25.00	$24.71	$37.78
Net Investment Loss(1)	(0.20)	(0.16)	(0.14)	(0.06)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	8.24	1.89	5.64	0.63	(7.03)

Total Income (Loss) from Investment Operations	8.04	1.73	5.50	0.57	(7.17)

Distributions from Net Realized Gains	-	-	-	(0.28)	(5.90)

Total Distributions	-	-	-	(0.28)	(5.90)

Net Asset Value End of Period	$40.27	$32.23	$30.50	$25.00	$24.71

Total Return	24.95%	5.67%	22.00%	2.77%	(22.23)%
Net Assets End of Period (millions)	$1,602.1	$510.0	$502.4	$454.5	$537.2
Ratio of Expenses to Average Net Assets	0.97%	0.96%	0.96%	0.97%	0.95%
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.47)%	(0.51)%	(0.32)%	(0.46)%
Portfolio Turnover Rate	46.21%	62.87%	63.46%	68.39%	79.76%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

69

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

ARTISAN MID CAP VALUE FUND
Institutional Shares Period Ended

9/30/2012(1)

Net Asset Value Beginning of Period	$20.93
Net Investment Income(2)	0.21
Net Realized and Unrealized Gain on Investments	0.01

Total Income from Investment Operations	0.22

Net Asset Value End of Period	$21.15

Total Return(3)	1.05%
Net Assets End of Period (millions)	$275.7
Ratio of Expenses to Average Net Assets(4)	1.01%
Ratio of Net Investment Income to Average Net Assets(4)	1.04%
Portfolio Turnover Rate(3)	27.86%

(1)	For the period from commencement of operations February 1, 2012 through September 30, 2012.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.

The accompanying notes are an integral part of the financial statements.

70

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

ARTISAN SMALL CAP FUND
Institutional Shares

Period Ended

9/30/2012(1)

Net Asset Value Beginning of Period	$19.62
Net Investment Loss(2)	(0.18)
Net Realized and Unrealized Gain on Investments	1.45

Total Income from Investment Operations	1.27

Net Asset Value End of Period	$20.89

Total Return(3)	6.47%
Net Assets End of Period (millions)	$50.8
Ratio of Expenses to Average Net Assets(4)	1.42%
Ratio of Net Investment Loss to Average Net Assets(4)	(0.93)%
Portfolio Turnover Rate(3)	69.56%

(1)	For the period from commencement of operations May 7, 2012 through September 30, 2012.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.

The accompanying notes are an integral part of the financial statements.

71

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

ARTISAN SMALL CAP VALUE FUND
Institutional Shares

Period Ended

9/30/2012(1)

Net Asset Value Beginning of Period	$16.16
Net Investment Income(2)	0.06
Net Realized and Unrealized Loss on Investments	(0.96)

Total Loss from Investment Operations	(0.90)

Net Asset Value End of Period	$15.26

Total Return(3)	(5.57)%
Net Assets End of Period (millions)	$306.2
Ratio of Expenses to Average Net Assets(4)	1.00%
Ratio of Net Investment Income to Average Net Assets(4)	0.56%
Portfolio Turnover Rate(3)	28.17%

(1)	For the period from commencement of operations February 1, 2012 through September 30, 2012.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.

The accompanying notes are an integral part of the financial statements.

72

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN VALUE FUND
	Institutional Shares

	Year or Period Ended

	9/30/2012	9/30/2011(1)

Net Asset Value Beginning of Period	$9.12	$10.60
Net Investment Income(2)	0.11	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.21	(1.50)

Total Income (Loss) from Investment Operations	2.32	(1.48)

Dividends from Net Investment Income	(0.09)	-

Total Distributions	(0.09)	-

Net Asset Value End of Period	$11.35	$9.12

Total Return(3)	25.64%	(13.96)%
Net Assets End of Period (millions)	$157.7	$53.5
Ratio of Expenses to Average Net Assets(4)	0.79%	1.09%
Ratio of Net Investment Income to Average Net Assets(4)	1.02%	1.02%
Portfolio Turnover Rate(3)	66.13%	78.36%

(1)	For the period from commencement of operations July 26, 2011 through September 30, 2011.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.

The accompanying notes are an integral part of the financial statements.

73

ARTISAN FUNDS

Notes to Financial Statements – September 30, 2012

(1)	Organization:

Artisan Partners Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of twelve open-end, diversified mutual funds. The following funds (each a “Fund” and collectively the “Funds”) are covered by this report:

Fund Name	Fund Inception Date	Institutional Share Inception Date
Artisan Emerging Markets Fund (“Emerging Markets Fund” or “Emerging Markets”)	June 26, 2006	June 26, 2006
Artisan Global Opportunities Fund (“Global Opportunities Fund” or “Global Opportunities”)	September 22, 2008	July 26, 2011
Artisan Global Value Fund (“Global Value Fund” or “Global Value”)	December 10, 2007	July 17, 2012
Artisan International Fund (“International Fund” or “International”)	December 28, 1995	July 1, 1997
Artisan International Value Fund (“International Value Fund” or “International Value”)	September 23, 2002	October 1, 2006
Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”)	June 27, 1997	July 1, 2000
Artisan Mid Cap Value Fund (“Mid Cap Value Fund” or “Mid Cap Value”)	March 28, 2001	February 1, 2012
Artisan Small Cap Fund (“Small Cap Fund” or “Small Cap”)	March 28, 1995	May 7, 2012
Artisan Small Cap Value Fund (“Small Cap Value Fund” or “Small Cap Value”)	September 29, 1997	February 1, 2012
Artisan Value Fund (“Value Fund” or “Value”)	March 27, 2006	July 26, 2011

Artisan Global Opportunities Fund changed its name from Artisan Growth Opportunities Fund effective July 9, 2012.

Each Fund’s investment objective is to seek long-term capital growth. Each Fund, with the exception of Emerging Markets Fund, offers shares of capital stock of two classes – Institutional Shares and Investor Shares – and has offered Investor Shares since the commencement of operations. Emerging Markets Fund offers shares of capital stock of two classes – Institutional and Advisor Shares – and has offered Institutional Shares since the Fund’s commencement of operations and began offering Advisor Shares on June 2, 2008. Advisor Shares are sold to employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors. The financial statements of Investor Shares for all Funds except Emerging Markets and Advisor Shares for Emerging Markets are presented in separate reports. All investments and exchanges are subject to approval by the Funds.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

74

NOTES TO FINANCIAL STATEMENTS

Each Fund is managed by Artisan Partners Limited Partnership (the “Adviser” or “Artisan Partners”). The Adviser is wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”).

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of Artisan Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, and over-the-counter securities were valued at the closing price as of the time of valuation on the exchange or market designated by the Funds’ accounting agent or pricing vendor as the principal exchange (each, a “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sale price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security was valued using (i) the closing price on another exchange on which the security traded (if such price was made available by a pricing vendor) or (ii) the most recent bid quotation on the principal exchange or, if such bid was not available, from a secondary exchange or in the over-the-counter market. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Global Opportunities Fund and Global Value Fund generally invested a significant portion of their total assets in securities principally traded in markets outside the U.S. Emerging Markets Fund, International Fund and International Value Fund generally invested a significant portion, and perhaps as much as substantially all of their total assets, in securities principally traded in markets outside the U.S. Each of the other Funds had the ability to invest, and some did invest, in securities principally traded outside the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculated their NAVs. That was generally the case for markets in Europe, Asia, Australia and other Far Eastern markets. The regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

75

NOTES TO FINANCIAL STATEMENTS

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available, and a Fund may therefore have used fair value pricing, if, among other things, the valuation committee believed that the price determined did not reflect a fair value of the security or that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (a “subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in values of market indices, exchange traded funds or other financial instruments in the U.S. or other markets. Artisan Funds monitored for subsequent events using several tools, including the use of a third party research service to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by the third party research service.

When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair values utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may have been material to the NAV of the applicable Fund.

Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. These securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external

76

NOTES TO FINANCIAL STATEMENTS

risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make these markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

(b)	Fair value measurements – Under United States generally accepted accounting principles for fair value measurement, accounting standards clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require additional disclosures about the use of fair value measurements. In accordance with this standard, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, credit risks and securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining a fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

77

NOTES TO FINANCIAL STATEMENTS

The following table summarizes each Fund’s investments by major security type, based on the inputs used to determine their fair values as of September 30, 2012 (in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerging Markets
Equity Securities(1)
Developed Markets	$26,356	$-	$-	$26,356
Emerging Asia	403,706	-	773	404,479
Europe, Middle East & Africa	147,399	7,518	-	154,917
Latin America	187,973	-	-	187,973
Convertible Debentures	-	128	-	128
Repurchase Agreements	-	14,379	-	14,379
Total	$765,434	$22,025	$773	$788,232
Global Opportunities
Equity Securities(1)
Americas	$187,227	$-	$-	$187,227
Emerging Markets	45,135	-	-	45,135
Europe	52,319	-	-	52,319
Pacific Basin	13,276	-	-	13,276
Repurchase Agreements	-	15,330	-	15,330
Total Investments in Securities	297,957	15,330	-	313,287
Derivatives
Foreign Currency Forward Contracts(2)	-	(23)	-	(23)
Total	$297,957	$15,307	$-	$313,264
Global Value
Equity and Equity-Linked Securities(1)
Americas	$126,559	$-	$-	$126,559
Europe	70,107	1,990	-	72,097
Pacific Basin	8,993	-	-	8,993
Repurchase Agreements	-	21,478	-	21,478
Total Investments in Securities	205,659	23,468	-	229,127
Derivatives
Foreign Currency Forward Contracts(2)	-	(63)	-	(63)
Total	$205,659	$23,405	$-	$229,064

78

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
International
Equity Securities(1)
Americas	$876,706	$-	$-	$876,706
Emerging Markets	1,045,230	-	-	1,045,230
Europe	5,153,161	-	-	5,153,161
Pacific Basin	2,275,973	-	119,725	2,395,698
Repurchase Agreements	-	108,556	-	108,556
Total	$9,351,070	$108,556	$119,725	$9,579,351
International Value
Equity and Equity-Linked Securities(1)
Americas	$1,239,483	$-	$-	$1,239,483
Emerging Markets	-	-	-	-
Europe	3,817,313	124,510	-	3,941,823
Pacific Basin	736,617	-	-	736,617
Repurchase Agreements	-	758,286	-	758,286
Total Investments in Securities	5,793,413	882,796	-	6,676,209
Derivatives
Foreign Currency Forward Contracts(2)	-	(4,763)	-	(4,763)
Total	$5,793,413	$878,033	$-	$6,671,446
Mid Cap
Equity Securities(1)	$6,426,856	$-	$-	$6,426,856
Repurchase Agreements	-	309,376	-	309,376
Total	$6,426,856	$309,376	$-	$6,736,232
Mid Cap Value
Equity Securities(1)	$7,471,669	$-	$-	$7,471,669
Repurchase Agreements	-	551,252	-	551,252
Total	$7,471,669	$551,252	$-	$8,022,921
Small Cap
Equity Securities(1)	$689,100	$-	$-	$689,100
Repurchase Agreements	-	34,153	-	34,153
Total	$689,100	$34,153	$-	$723,253
Small Cap Value
Equity Securities(1)	$2,552,213	$-	$-	$2,552,213
Repurchase Agreements	-	109,801	-	109,801
Total	$2,552,213	$109,801	$-	$2,662,014
Value
Equity Securities(1)	$763,435	$-	$-	$763,435
Repurchase Agreements	-	74,581	-	74,581
Total	$763,435	$74,581	$-	$838,016

(1) See the Fund’s Schedule of Investments for sector or country classifications.
(2) Derivative instruments are valued at unrealized appreciation (depreciation).

79

NOTES TO FINANCIAL STATEMENTS

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between the levels as of the end of the period. At September 30, 2011, the fair market values of certain securities were adjusted due to developments that occurred between the time of the close of the foreign markets on which those securities trade and the close of regular session trading on the NYSE which resulted in their Level 2 classification. The following table summarizes security transfers from Level 2 to Level 1 for each Fund as of September 30, 2012 (in thousands):

Transfers from Level 2 to Level 1
Emerging Markets	$459,182
Global Opportunities	41,875
Global Value	62,502
International	6,301,405
International Value	3,897,602
Value Fund	15,891

As of September 30, 2012, two equity securities held in Emerging Markets Fund were classified as Level 3 due to a halt in trading. Due to the lack of observable market data for these securities, fair market values were determined in good faith by the valuation committee using various inputs, including unobservable inputs of discounts for illiquidity ranging from 50% to 90%. Increasing or decreasing the discounts for illiquidity would decrease or increase the calculated fair market value of the securities, respectively. As of September 30, 2012, one equity security held in International Fund was classified as Level 3 due to a significant event that occurred after local market close. As a result, fair market value was determined in good faith by the valuation committee using the unobservable input of a 5% discount to the last reported trade at local market close. Increasing or decreasing the discount would decrease or increase the calculated fair market value of the security, respectively. As of September 30, 2012, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows (in thousands):

	Emerging Markets(1)	International Fund(2)
Balance as of September 30, 2011	$-	$-
Transfers into Level 3	773	119,725

Balance as of September 30, 2012	$773	$119,725

Net change in unrealized appreciation (depreciation) for investments held as of September 30, 2012	$-	$-

(1) All Level 3 securities in the Emerging Markets Fund were equity securities with a regional classification of Emerging Asia.
(2) The Level 3 security in the International Fund was an equity security with a regional classification of Pacific Basin.

(c)	Taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

80

NOTES TO FINANCIAL STATEMENTS

The Funds have analyzed the tax positions taken on federal income tax returns for all remaining open tax years (fiscal years 2008 through 2012) and have concluded that as of September 30, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and each state’s department of revenue.

The Funds may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Funds invest. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities. That amount is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

As of and during the year ended September 30, 2012, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2012, the Funds did not incur any interest or penalties.

(d)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable regulations. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(e)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes, payables and receivables for securities transactions, dividend and reclaim receivables, other receivables and payables, and cash denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using the current spot market rate of exchange on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds may enter into (a) foreign currency spot contracts and (b) foreign currency forward contracts. Foreign currency spot contracts are used to facilitate the purchase and sale of non-U.S. securities and generally settle within three business days. Foreign currency forward contracts are used to hedge against foreign currency exchange rate risks on non-U.S. dollar denominated investment securities. Open foreign currency spot contracts and foreign currency forward contracts, if any, were recorded at market

81

NOTES TO FINANCIAL STATEMENTS

value and recorded in the Statements of Assets and Liabilities. Realized and unrealized gains and losses were reported as foreign currency related transactions and are recorded in the Statements of Operations. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss.

As of September 30, 2012, Global Opportunities, Global Value and International Value had outstanding foreign currency forward contracts, as shown on the Schedules of Investments. Foreign currency spot contracts are not separately disclosed in the Schedules of Investments.

The Funds could be exposed to loss if the counterparties fail to perform under these contracts. Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(f)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that the Adviser determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral (in the form of U.S. government securities) was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(g)	Depositary receipts – Each of the Funds may invest in depositary receipts. Depositary receipts are typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security issued by an issuer and deposited with the depositary.

(h)	Equity-linked participation certificates – Emerging Markets Fund, Global Opportunities Fund, Global Value Fund, International Fund and International Value Fund may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked participation certificate typically entitles the holder to a return equal to the market return of the underlying security or securities, subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity-linked participation certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

(i)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated.

82

NOTES TO FINANCIAL STATEMENTS

Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations for the year ended September 30, 2012 as follows (in thousands):

Global Opportunities	$14
Global Value	-	(1)
International	142
International Value	61
Mid Cap	132
Mid Cap Value	183
Small Cap	26
Small Cap Value	165
Value	40

(1) Amount rounds to less than $1.

(j)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(k)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(l)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Emerging Markets Fund, Global Opportunities Fund, Global Value Fund, International Fund and International Value Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or

83

NOTES TO FINANCIAL STATEMENTS

less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Funds waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Funds’ prospectus.

(3)	Derivative Transactions:

The fair value of derivative instruments as reported in the Statements of Assets and Liabilities as of September 30, 2012 was as follows (in thousands):

Fund	Risk Exposure Category	Statement of Assets and Liabilities location	Value
Global Opportunities	Foreign currency forward contracts	Unrealized loss on foreign currency forward and spot contracts	$(23)
Global Value	Foreign currency forward contracts	Unrealized loss on foreign currency forward and spot contracts	$(63)
International Value	Foreign currency forward contracts	Unrealized gain on foreign currency forward and spot contracts	$58
	Foreign currency forward contracts	Unrealized loss on foreign currency forward and spot contracts	$(4,821)

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2012 was as follows (in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Fund	Risk Exposure Category	Statement of Operations location	Value
Global Opportunities	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$17
Global Value	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$26
International Value	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$11,152

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Fund	Risk Exposure Category	Statement of Operations location	Value
Global Opportunities	Foreign currency forward contracts	Net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions	$(28)
Global Value	Foreign currency forward contracts	Net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions	$(78)
International Value	Foreign currency forward contracts	Net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions	$(6,668)

84

NOTES TO FINANCIAL STATEMENTS

Volume of derivative activity

Fund	Contracts Closed(1)	Contracts Opened(1)	Contracts Open at September 30, 2012
Global Opportunities	1	3	3
Global Value	3	2	2
International Value	1	3	3

(1)	During the year ended September 30, 2012.

(4)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services each Fund paid a monthly management fee to the Adviser as follows:

Emerging Markets Fund

Average Daily Net Assets	Annual Rate
All	1.05%

Global Opportunities Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $4 billion	0.875
$4 billion to $8 billion	0.850
$8 billion to $12 billion	0.825
Greater than $12 billion	0.800

Global Value Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	1.000%
$1 billion to $4 billion	0.975
$4 billion to $8 billion	0.950
$8 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Value Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund and Small Cap Value Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

85

NOTES TO FINANCIAL STATEMENTS

International Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

Value Fund

Average Daily Net Assets	Annual Rate
Less than $50 million	0.800%
$50 million to $100 million	0.760
$100 million to $500 million	0.720
$500 million to $7.5 billion	0.680
Greater than $7.5 billion	0.640

The Adviser has contractually agreed to waive its management fee, and to the extent that the fee waiver is insufficient, to reimburse Emerging Markets Fund, Global Opportunities Fund and Global Value Fund for any ordinary operating expenses in an amount sufficient to cause the Fund’s ordinary operating expenses, including the management fee, to be not more than 1.50% of average daily net assets, annually. This contract continues through February 1, 2014, at which time the Adviser will determine whether to renew, revise or discontinue it. For the year ended September 30, 2012, the Adviser waived management fees of approximately $25,000 for Global Value Fund.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds. Each director who was not an affiliated person of the Adviser received an annual retainer of $200,000, payable quarterly, as well as reimbursement of expenses related to his or her duties as a director of Artisan Funds. The amount of the annual retainer increases by $10,000 with each new series of Artisan Funds. In addition, the non-interested chair of the board of directors received an annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an annual retainer of $30,000, payable quarterly. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts would be invested in shares of Artisan Funds as selected by the individual directors. Each Fund would purchase shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. As of September 30, 2012, no directors have elected to participate in the deferred compensation plan.

Shares of Artisan Funds were offered for sale by Artisan Partners Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Funds were paid by the Adviser.

86

NOTES TO FINANCIAL STATEMENTS

(5)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company (“SSB”), which expires in August 2013, under which each Fund may borrow up $75 million, provided that such borrowing does not exceed the lesser of (a) 33 1/3% of its adjusted net assets, with adjusted net assets being total assets less total liabilities (excluding indebtedness for borrowed money) after giving effect to the borrowing, and (b) the maximum amount the Fund is permitted to borrow pursuant to applicable law, pursuant to the Fund’s prospectus limitations on indebtedness, pursuant to any vote of the shareholders of the Fund, or pursuant to any limitation on borrowings in any applicable agreement with any governmental authority or regulator or any other applicable agreement or document to which such Fund is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit and interest was charged on any borrowings at the higher of the current Federal Funds or overnight LIBOR rates plus 1.25%. The commitment fee is allocated to each Fund based on net assets. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2012, there were no borrowings under the line of credit for Global Opportunities Fund, Global Value Fund, International Fund, International Value Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Value Fund and Value Fund. During the year ended September 30, 2012, Emerging Markets Fund and Small Cap Fund had maximum borrowings of $13,951,000 and $7,888,000, respectively.

(6)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2012 were as follows (dollar values in thousands):

Fund	Security Purchases	Security Sales
Emerging Markets	$324,723	$292,130
Global Opportunities	268,582	94,354
Global Value	146,921	28,672
International	4,773,519	5,001,386
International Value	1,800,826	983,240
Mid Cap	3,037,001	2,683,898
Mid Cap Value	2,234,648	2,008,019
Small Cap	561,228	323,622
Small Cap Value	768,599	1,194,048
Value	607,844	423,759

(7)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2012 (dollar values in thousands). The Funds identify a company as an affiliate for the purpose of this

87

NOTES TO FINANCIAL STATEMENTS

report if one or more of the Funds owned, in the aggregate, voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940, as amended) during the year ended September 30, 2012.

		As of 9/30/11			Net Realized Gain (Loss)		As of 9/30/12
Fund	Security	Share Balance	Purchase Cost	Sales Cost		Dividend Income(1)	Share Balance	Value
Global Value
	Arch Capital Group Ltd.(2)	78,490	$4,605	$502	$(14)	$-	186,146	$7,759
	Total(3)		$4,605	$502	$(14)	$-		$7,759
International Value
	Aderans Co., Ltd.(2)	2,420,067	$2,854	$485	$(59)	$-	2,612,467	$35,752
	Arch Capital Group Ltd.(2)	5,572,034	46,880	24,051	3,051	-	6,040,912	251,785
	Carpetright PLC(2)(4)(5)	2,956,377	4,476	3,345	(856)	-	3,161,793	33,544
	ICON PLC (DR)(2)	2,871,675	32,316	6	- (6)	-	4,501,487	109,701
	Panalpina Welttransport Holding AG(5)	1,093,317	44,276	10,454	(1,996)	5,006	1,471,407	140,570
	Qinetiq Group PLC	62,402,252	23,846	23,808	1,431	2,684	61,299,386	187,579
	Savills Plc	9,951,406	8,662	4,893	(577)	2,075	10,727,785	69,068
	Total(3)		$163,310	$67,042	$994	$9,765		$794,455
Mid Cap
	athenahealth, Inc.(2)	1,956,015	$22,292	$27,789	$13,759	$-	1,827,315	$167,693
	Cepheid(2)(5)	2,030,600	53,208	1,368	94	-	3,459,600	119,391
	FLIR Systems, Inc.(5)	-	42,778	-	-	227	1,702,200	34,001
	Total(3)		$118,278	$29,157	$13,853	$227		$321,085
Mid Cap Value
	Alleghany Corporation(2)(4)	599,507	$17,390	$2,553	$2,570	$-	640,251	$220,848
	Arch Capital Group Ltd.(2)	4,083,819	15,635	16,477	7,240	-	3,865,186	161,101
	Arrow Electronics, Inc.(2)	4,982,100	18,064	2,460	2,202	-	5,329,061	179,643
	Avnet, Inc.(2)(5)	6,353,610	18,904	2,713	2,465	-	6,754,379	196,485
	FLIR Systems, Inc.(5)	3,144,900	113,465	3,353	258	1,550	7,992,622	159,653
	Hatteras Financial Corp.(4)(5)	3,026,500	25,403	38,965	226	10,979	2,592,155	73,073
	Ingram Micro Inc.(2)	9,752,200	15,999	3,528	407	-	10,362,660	157,823
	Lexmark International, Inc.	4,113,200	12,726	3,031	(555)	4,799	4,391,595	97,713
	Patterson-UTI Energy, Inc.(5)	604,400	128,149	2,423	92	1,110	7,961,374	126,108
	Ryder System, Inc.(5)	1,388,000	19,451	1,064	640	1,912	1,720,723	67,211
	Total(3)		$385,186	$76,567	$15,545	$20,350		$1,145,737
Small Cap
	athenahealth, Inc.(2)	204,500	$12,204	$8,519	$1,748	$-	239,900	$22,016
	Cepheid(2)(5)	387,400	13,693	4,024	(124)	-	647,200	22,335
	Total(3)		$25,897	$12,543	$1,624	$-		$44,351

See footnotes	to the table on page 89.

88

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/11			Net Realized Gain (Loss)		As of 9/30/12
Fund	Security	Share Balance	Purchase Cost	Sales Cost		Dividend Income(1)	Share Balance	Value
Small Cap Value
	Arrow Electronics, Inc.(2)	1,317,447	$-	$4,655	$1,499	$-	1,130,647	$38,114
	Cloud Peak Energy Inc.(2)(4)(5)	2,473,200	15,708	7,539	(1,459)	-	3,004,100	54,374
	Comfort Systems USA, Inc.	2,698,526	-	6,113	(1,098)	499	2,214,426	24,204
	Comstock Resources, Inc.(2)(4)(5)	1,957,290	8,528	12,779	(7,723)	-	2,289,090	42,073
	CONMED Corporation(4)	1,574,059	-	11,423	4,103	488	1,031,659	29,402
	CRA International, Inc.(2)	661,700	2,017	1,968	(497)	-	709,779	12,265
	H.B. Fuller Company(4)	3,158,433	-	23,837	4,558	846	2,144,333	65,788
	Hatteras Financial Corp.(4)	1,812,500	2,671	32,394	(1,799)	4,814	833,500	23,496
	Hawaiian Holdings, Inc.(2)	2,548,300	3,998	2,058	(169)	-	2,896,800	16,193
	ICON PLC (DR)(2)	921,041	12,341	3,427	(326)	-	1,343,941	32,752
	Lexmark International, Inc.	1,471,587	4,093	15,155	(5,176)	1,543	1,295,687	28,829
	Manhattan Associates, Inc.(2)(4)	1,184,624	-	25,811	27,383	-	-	-
	Matthews International Corporation(5)	1,351,113	9,481	7,824	(1,081)	520	1,419,500	42,329
	Neutral Tandem, Inc.(2)	1,850,400	4,188	3,846	(1,361)	-	1,988,900	18,656
	ORION MARINE GROUP, INC.(2)	1,851,400	-	3,280	(1,597)	-	1,601,100	11,896
	Penn Virginia Corporation(4)	2,298,900	-	34,834	(24,021)	124	-	-
	PICO Holdings, Inc.(2)	1,323,090	-	5,915	(2,025)	-	1,138,890	25,989
	Quanex Building Products Corporation(4)	1,909,726	247	29,138	4,739	217	-	-
	Rosetta Stone Inc.(2)(4)	1,179,600	-	6,163	(665)	-	736,000	9,384
	Ryder System, Inc.(5)	981,864	30,255	7,770	(970)	1,395	1,601,064	62,538
	Schnitzer Steel Industries, Inc., Class A(4)(5)	383,000	36,720	4,781	(1,087)	467	1,246,200	35,081
	School Specialty, Inc.(4)	1,769,253	-	42,634	(36,666)	-	-	-
	Sykes Enterprises, Incorporated(2)	3,130,694	-	9,628	(3,616)	-	2,723,494	36,604
	Ultratech, Inc.(2)	1,948,353	1,282	6,406	580	-	1,757,837	55,161
	Universal Electronics Inc.(2)(4)(5)	723,400	1,026	2,112	(987)	-	718,000	12,622
	Websense, Inc.(2)(5)	1,417,637	12,628	5,007	(1,041)	-	1,914,637	29,964
	Total(3)		$145,183	$316,497	$(50,502)	$10,913		$435,494
Value
	Alleghany Corporation(2)(4)(5)	-	$16,242	$476	$(5)	$-	50,736	$17,501
	Arch Capital Group Ltd.(2)	439,300	7,385	2,681	81	-	561,300	23,395
	Avnet, Inc.(2)(5)	585,800	8,060	3,694	(95)	-	709,300	20,634
	Ingram Micro Inc.(2)	1,000,700	7,796	3,506	(279)	-	1,252,000	19,068
	Total(3)		$39,483	$10,357	$(298)	$-		$63,097

(1)	Net of foreign taxes withheld, if any.
(2)	Non-income producing security.
(3)	Total value as of September 30, 2012 is presented for only those issuers that were affiliates as of September 30, 2012.
(4)	Issuer was no longer an affiliate as of September 30, 2012.
(5)	Issuer was not an affiliate as of September 30, 2011.
(6)	Amount rounds to less than $1.

89

NOTES TO FINANCIAL STATEMENTS

(8)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) on investments as of September 30, 2012 was as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Emerging Markets	$854,184	$75,815	$(141,767)	$(65,952)
Global Opportunities	275,413	42,149	(4,275)	37,874
Global Value	201,953	28,364	(1,190)	27,174
International	7,964,855	1,772,135	(157,639)	1,614,496
International Value	5,780,732	1,048,774	(153,297)	895,477
Mid Cap	4,642,133	2,178,955	(84,856)	2,094,099
Mid Cap Value	7,217,274	1,063,810	(258,163)	805,647
Small Cap	592,334	143,246	(12,327)	130,919
Small Cap Value	2,574,954	351,325	(264,265)	87,060
Value	767,535	81,872	(11,391)	70,481

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2012 and the year ended September 30, 2011 were as follows (in thousands):

	Year Ended 9/30/12		Year Ended 9/30/11
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
Emerging Markets	$5,791	$1,871	$5,180	$-
Global Opportunities	-	1,611	224	810
Global Value	-	1,393	313	-
International	120,942	-	87,763	-
International Value	3,150	12,240	51,946	-
Mid Cap Value	165,166	377,653	80,288	66,416
Small Cap Value	52,068	187,263	2,837	-
Value	4,597	-	2,455	-

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that impose treatment that is different from the

90

NOTES TO FINANCIAL STATEMENTS

treatment that would result from the application of United States generally accepted accounting principles for such items as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and qualified late year ordinary losses. Gains on redemptions-in-kind for Global Opportunities Fund, International Fund and Mid Cap Value Fund of $22,886,000, $57,875,000 and $53,573,000, respectively, were included in net realized gain (loss) on investments in the Statements of Operations for the year ended September 30, 2012, and were not recognized for Federal income tax purposes. These net realized gains represent permanent book/tax differences and were reclassified to Fund Shares Issued and Outstanding.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve-month period ending December 31. In connection with these requirements, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of the Funds’ fiscal year, September 30, 2012. Qualified late year ordinary losses are specified losses generally incurred between January 1 and the end of the Funds’ fiscal year, September 30, 2012.

Additional tax information as of and for the year ended September 30, 2012 follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Qualified Late Year Capital Losses	Late Year Ordinary Losses	Other Deferred Gains (Losses)(1)
Emerging Markets	10,966	-	55,920	-	(1,078)
Global Opportunities	-	-	5,073	562	(74)
Global Value	1,185	189	-	-	(13)
International	120,631	-	134,451	-	(610)
International Value	58,967	30,642	-	-	(63)
Mid Cap	-	207,582	-	37,201	-
Mid Cap Value	77,258	314,481	-	-	-
Small Cap	-	-	-	3,241	(30)
Small Cap Value	28,229	38,067	-	-	(13)
Value	3,244	-	-	-	(3)

(1)

Other deferred gains and losses relate to (a) gains or losses on transactions that occurred subsequent to year end that affected the distributable earnings at September 30, 2012 such as wash sales, (b) unrealized gains and losses on open foreign currency contracts and (c) other items.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years must be

91

NOTES TO FINANCIAL STATEMENTS

utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term, as permitted under previous law. Thus, such losses must be used first to offset gains of the same character; for example, long-term carryforward losses will first offset long-term gains, before they can be used to offset short-term gains.

As of September 30, 2012, the Funds had capital loss carryovers as follows (in thousands):

	Expiration Dates
	2018	Unlimited - ST
Emerging Markets	$-	$497
International	1,603,991	-
Small Cap	116,580	-
Value	27,218	-

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

92

NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows (dollar values in thousands):

	EMERGING MARKETS		GLOBAL OPPORTUNITIES		GLOBAL VALUE		INTERNATIONAL
Year or period ended September 30, 2012	Institutional Shares	Advisor Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares(1)	Investor Shares	Institutional Shares
Proceeds from shares issued	$204,774	$99,599	$90,608	$151,140	$160,470	$36,100	$1,536,392	$517,584
Net asset value of shares transferred	-	-	-	-	(12,120)	12,120	(231,344)	231,344
Net asset value of shares issued in reinvestment of dividends and distributions	4,973	2,064	1,207	356	1,360	-	74,375	31,736
Cost of shares redeemed(2)	(115,493)	(161,647)	(48,137)	(89,911)	(24,163)	-	(1,918,403)	(567,239)

Net increase (decrease) from fund share transactions	$94,254	$(59,984)	$43,678	$61,585	$125,547	$48,220	$(538,980)	$213,425

Shares sold	16,979,081	8,026,342	6,799,049	11,563,211	14,877,779	3,123,045	70,913,145	24,010,141
Shares transferred	-	-	-	-	(1,095,110)	1,095,110	(10,618,754)	10,618,754
Shares issued in reinvestment of dividends and distributions	440,061	182,171	110,071	32,475	138,584	-	3,910,352	1,660,721
Shares redeemed	(9,579,084)	(13,166,849)	(4,020,707)	(6,895,398)	(2,261,464)	-	(89,799,988)	(26,803,261)

Net increase (decrease) in capital shares	7,840,058	(4,958,336)	2,888,413	4,700,288	11,659,789	4,218,155	(25,595,245)	9,486,355

	EMERGING MARKETS		GLOBAL OPPORTUNITIES		GLOBAL VALUE		INTERNATIONAL
Year or period ended September 30, 2011	Institutional Shares	Advisor Shares	Investor Shares	Institutional Shares(3)	Investor Shares		Investor Shares	Institutional Shares
Proceeds from shares issued	$208,436	$302,182	$116,536	$1,599	$42,770		$1,303,630	$200,095
Net asset value of shares transferred	-	-	(14,153)	14,153	-		-	-
Net asset value of shares issued in reinvestment of dividends and distributions	3,270	1,764	1,027	-	308		54,788	25,401
Cost of shares redeemed(2)	(18,510)	(104,406)	(21,486)	-	(8,634)		(2,190,720)	(366,860)

Net increase (decrease) from fund share transactions	$193,196	$199,540	$81,924	$15,752	$34,444		$(832,302)	$(141,364)

Shares sold	13,451,736	19,672,672	9,228,735	133,801	4,188,478		60,685,817	9,123,456
Shares transferred	-	-	(1,057,788)	1,057,788	-		-	-
Shares issued in reinvestment of dividends and distributions	208,694	112,253	85,008	-	30,390		2,556,612	1,178,671
Shares redeemed	(1,368,082)	(7,374,302)	(1,746,821)	-	(851,645)		(100,130,658)	(16,394,727)

Net increase (decrease) in capital shares	12,292,348	12,410,623	6,509,134	1,191,589	3,367,223		(36,888,229)	(6,092,600)

(1)	For the period from commencement of operations July 17, 2012 through September 30, 2012.
(2)	Net of redemption fees of:

Fund	9/30/2012		9/30/2011
Emerging Markets - Institutional Shares	$25		$29
Emerging Markets - Advisor Shares	17		26
Global Opportunities - Investor Shares	28		4
Global Opportunities - Institutional Shares	10		-
Global Value - Investor Shares	57		16
Global Value - Institutional Shares	-	(a)	-
International - Inventor Shares	365		460
International - Institutional Shares	133		157

(a) Amount rounds less than $1.

(3)	For the period from commencement of operations July 26, 2011 through September 30, 2011.

93

NOTES TO FINANCIAL STATEMENTS

	INTERNATIONAL VALUE		MID CAP		MID CAP VALUE
Year or period ended September 30, 2012	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares(1)
Proceeds from shares issued	$1,825,446	$300,203	$1,134,545	$913,389	$2,256,209	$117,734
Net asset value of shares transferred	(46,004)	46,004	(174,556)	174,556	(176,084)	176,084
Net asset value of shares issued in reinvestment of dividends and distributions	8,766	4,096	-	-	510,446	-
Cost of shares redeemed(2)	(742,078)	(92,384)	(1,419,234)	(163,767)	(1,817,057)	(25,019)

Net increase (decrease) from fund share transactions	$1,046,130	$257,919	$(459,245)	$924,178	$773,514	$268,799

Shares sold	68,937,456	11,249,703	30,911,938	23,673,124	108,982,585	5,633,636
Shares transferred	(1,713,146)	1,713,146	(4,530,994)	4,530,994	(8,625,472)	8,625,472
Shares issued in reinvestment of dividends and distributions	361,475	168,689	-	-	26,809,143	-
Shares redeemed	(28,550,016)	(3,476,236)	(39,072,083)	(4,238,239)	(88,350,116)	(1,223,102)

Net increase (decrease) in capital shares	39,035,769	9,655,302	(12,691,139)	23,965,879	38,816,140	13,036,006

	INTERNATIONAL VALUE		MID CAP		MID CAP VALUE
Year ended September 30, 2011	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares
Proceeds from shares issued	$1,396,183	$547,792	$1,160,346	$66,013	$1,807,081
Net asset value of shares issued in reinvestment of dividends and distributions	32,185	11,352	-	-	137,560
Cost of shares redeemed(2)	(617,777)	(71,466)	(1,278,871)	(90,606)	(1,436,373)

Net increase (decrease) from fund share transactions	$810,591	$487,678	$(118,525)	$(24,593)	$508,268

Shares sold	51,358,305	20,384,767	33,974,631	1,869,251	86,270,818
Shares issued in reinvestment of dividends and distributions	1,197,336	422,463	-	-	6,905,600
Shares redeemed	(23,292,083)	(2,603,912)	(37,508,365)	(2,521,038)	(69,234,568)

Net increase (decrease) in capital shares	29,263,558	18,203,318	(3,533,734)	(651,787)	23,941,850

(1)	For the period from commencement of operations February 1, 2012 through September 30, 2012.
(2)	Net of redemption fees of:

Fund	9/30/2012	9/30/2011

International Value - Investor Shares	$168	$279
International Value - Institutional shares	55	84

94

NOTES TO FINANCIAL STATEMENTS

	SMALL CAP		SMALL CAP VALUE		VALUE
Year or period ended September 30, 2012	Investor Shares	Institutional Shares(1)	Investor Shares	Institutional Shares(2)	Investor Shares	Institutional Shares
Proceeds from shares issued	$518,831	$41,497	$477,485	$21,930	$381,736	$67,740
Net asset value of shares transferred	(7,672)	7,672	(316,629)	316,629	(28,493)	28,493
Net asset value of shares issued in reinvestment of dividends and distributions	-	-	232,282	-	3,598	682
Cost of shares redeemed	(275,282)	(624)	(839,074)	(24,779)	(198,942)	(11,067)

Net increase (decrease) from fund share transactions	$235,877	$48,545	$(445,936)	$313,780	$157,899	$85,848

Shares sold	26,347,093	2,461,029	30,580,060	1,430,115	36,033,224	6,432,287
Shares transferred			(20,221,662)	20,221,662	(2,578,646)	2,578,646
Shares issued in reinvestment of dividends and distributions	-	-	16,041,566	-	369,799	70,062
Shares redeemed	(14,396,283)	(31,916)	(54,620,123)	(1,581,650)	(18,831,659)	(1,054,396)

Net increase (decrease) in capital shares	11,950,810	2,429,113	(28,220,159)	20,070,127	14,992,718	8,026,599

	SMALL CAP		SMALL CAP VALUE		VALUE
Year or period ended September 30, 2011	Investor Shares		Investor Shares		Investor Shares	Institutional Shares(3)
Proceeds from shares issued	$161,710		$661,190		$273,248	$36,577
Net asset value of shares transferred	-		-		(21,242)	21,242
Net asset value of shares issued in reinvestment of dividends and distributions	-		2,731		2,273	-
Cost of shares redeemed	(188,566)		(640,783)		(106,948)	-

Net increase (decrease) from fund share transactions	$(26,856)		$23,138		$147,331	$57,819

Shares sold	9,258,288		39,082,613		27,593,098	3,866,137
Shares transferred	-		-		(2,004,008)	2,004,008
Shares issued in reinvestment of dividends and distributions	-		162,466		241,039	-
Shares redeemed	(11,269,301)		(37,996,832)		(10,864,145)	-

Net increase (decrease) in capital shares	(2,011,013)		1,248,247		14,965,984	5,870,145

(1)	For the period from commencement of operations May 7, 2012 through September 30, 2012.
(2)	For the period from commencement of operations February 1, 2012 through September 30, 2012.
(3)	For the period from commencement of operations July 26, 2011 through September 30, 2011.

(9)	Subsequent Events:

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

95

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Artisan Partners Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Emerging Markets Fund, Artisan Global Opportunities Fund (formerly Artisan Growth Opportunities Fund), Artisan Global Value Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund, and Artisan Value Fund (ten of the twelve portfolios constituting Artisan Partners Funds, Inc.) (the “Funds”) as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Emerging Markets Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund, and Artisan Value Fund of Artisan Partners Funds, Inc. at September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles

Chicago, Illinois

November 21, 2012

96

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares, in thousands), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2012 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2012 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Emerging Markets	$1,871	99.53%	-%
Global Opportunities	1,611	-	-
Global Value	1,453	-	-
International	-	100.00	-
International Value	12,240	100.00	-
Mid Cap	-	-	-
Mid Cap Value	404,092	68.71	66.19
Small Cap	-	-	-
Small Cap Value	193,096	58.02	54.54
Value	-	100.00	100.00

97

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six months ended September 30, 2012 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period 4/1/2012-9/30/2012
Artisan Emerging Markets - Institutional Shares
Actual	$1,000.00	$960.80	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.86
Artisan Global Opportunities Fund - Institutional Shares
Actual	$1,000.00	$1,041.50	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45
Artisan Global Value Fund - Institutional Shares(1)
Actual	$1,000.00	$1,077.20	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,007.27	$3.13

98

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period 4/1/2012-9/30/2012
Artisan International Fund - Institutional Shares
Actual	$1,000.00	$1,029.10	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95
Artisan International Value Fund - Institutional Shares
Actual	$1,000.00	$1,029.70	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95
Artisan Mid Cap Fund - Institutional Shares
Actual	$1,000.00	$976.50	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90
Artisan Mid Cap Value Fund - Institutional Shares
Actual	$1,000.00	$981.00	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10
Artisan Small Cap Fund - Institutional Shares(2)
Actual	$1,000.00	$1,064.70	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,014.38	$5.74
Artisan Small Cap Value Fund - Institutional Shares
Actual	$1,000.00	$929.90	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05
Artisan Value Fund - Institutional Shares
Actual	$1,000.00	$1,017.00	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$3.99

(1)	For the period from commencement of operations July 17, 2012 through September 30, 2012.
(2)	For the period from commencement of operations May 7, 2012 through September 30, 2012.

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2012
Emerging Markets - Institutional Shares	1.16%
Artisan Global Opportunities Fund - Institutional Shares	1.08%
Artisan Global Value Fund - Institutional Shares(1)(2)	1.50%
Artisan International Fund - Institutional Shares	0.98%
Artisan International Value Fund - Institutional Shares	0.98%
Artisan Mid Cap Fund - Institutional Shares	0.97%
Artisan Mid Cap Value Fund - Institutional Shares	1.01%
Artisan Small Cap Fund - Institutional Shares(3)	1.42%
Artisan Small Cap Value Fund - Institutional Shares	1.00%
Artisan Value Fund - Institutional Shares	0.79%

(1) The annualized ratio of expenses to average net assets excludes expenses waived or paid by the Adviser.
(2) For the period from commencement of operations July 17, 2012 through September 30, 2012.
(3) For the period from commencement of operations May 7, 2012 through September 30, 2012.

99

NOTES ON MANAGEMENT’S DISCUSSION OF FUND  PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2012. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Research Systems, Inc. (“FactSet”). For the purposes of assigning portfolio securities to a particular country in this report, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. However, the Adviser in its own judgment may consider an issuer to be from a country other than the country designated by the securities information vendors. The Adviser currently uses MSCI Inc. as its primary source and FactSet as a secondary source for this information. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. The Adviser may also consider other criteria such as the source of a company’s revenues. Over time, country designations may change.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry, or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the markets in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

The indices to which the Funds are compared are:

Artisan Emerging Markets Fund – Morgan Stanley Capital International Emerging Markets IndexSM is a market-weighted index of companies in emerging markets.

Artisan Global Opportunities and Artisan Global Value Funds – Morgan Stanley Capital International All Country World IndexSM (MSCI ACWISM) is a market-weighted index of global developed and emerging markets.

100

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND  PORTFOLIO HOLDINGS’ CLASSIFICATION

Artisan International and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE®’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits growth investment style characteristics according to MSCI’s methodology. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits value investment style characteristics according to MSCI’s methodology.

Artisan Mid Cap and Artisan Mid Cap Value Funds – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies.

Artisan Mid Cap Fund – Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Artisan Mid Cap Value Fund – Russell Midcap® Value Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Small Cap and Artisan Small Cap Value Funds – Russell 2000® Index is a market-weighted index of about 2,000 small U.S. companies.

Artisan Small Cap Fund – Russell 2000® Growth Index is a market-weighted index of those small companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Artisan Small Cap Value Fund – Russell 2000® Value Index is a market-weighted index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Value Fund – Russell 1000® Index is a market-weighted index of about 1,000 large U.S. companies.

Artisan Value Fund – Russell 1000® Value Index is a market-weighted index of those large companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report, if any, are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

101

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO  HOLDINGS’ CLASSIFICATION

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. None of the MSCI information is intended to constitute investment advice of a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Funds. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Funds’ presentation thereof.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.399.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, upon request, by calling 800.399.1770 and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Artisan Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on Artisan Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

102

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

103

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws further provide that each director must retire by the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 16, 2012, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during at least the last five years are shown below.1 Each director oversees all twelve series of Artisan Funds.

Name and Age at 11/16/12	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 69	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).
Gail L. Hanson – 56	Director	1/1/12	Chief Financial Officer, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.	Director, Northwestern Mutual Series Fund, Inc. (individual life insurance and investment company) (28 portfolios).
Thomas R. Hefty – 65	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.

104

DIRECTORS AND OFFICERS

Name and Age at 11/16/12	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Patrick S. Pittard – 66	Director	8/9/01	Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).
R. Scott Trumbull – 63	None	11/13/12	Chairman and Chief Executive Officer, Franklin Electric Co., Inc. (manufacturer of water and fuel pumping systems).	Director, Health Care REIT (investor in health care real estate).
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 55*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.
Officers:
Eric R. Colson – 42	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.
Brooke J. Billick – 58	Chief Compliance Officer	8/19/04	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of Artisan Partners; until January 2012, Chief Compliance Officer of Artisan Partners and Artisan Partners Distributors LLC.	None.
Gregory K. Ramirez – 42	Chief Financial Officer and Treasurer	2/8/11	Managing Director and Chief Accounting Officer (since March 2010) of Artisan Partners; Vice President, Treasurer and Chief Financial Officer of Artisan Partners Distributors LLC; until July 2012, Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.	None.

105

DIRECTORS AND OFFICERS

Name and Age at 11/16/12	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Sarah A. Johnson – 40	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010), Associate Counsel and Chief Compliance Officer (since January 2012) of Artisan Partners; Vice President and Secretary of Artisan Partners Distributors, LLC; until February 2011, Assistant Secretary of Artisan Funds.	None.
James S. Hamman, Jr. – 43	Vice President and Assistant Secretary	2/8/11	Associate Counsel of Artisan Partners since March 2010; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.
Stephen W. Hlavach – 43	Assistant Treasurer	2/14/12	Tax Director of Artisan Partners since January 2011; prior thereto, Tax Lead, Mergers & Acquisitions of The Boeing Company.	None.
Shannon K. Jagodinski – 35	Assistant Treasurer	2/14/12	Senior Manager of Investment Accounting of Artisan Partners.	None.

[1]	Howard B. Witt retired as a director of Artisan Funds effective November 13, 2012.
*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

The business address of the officers and the director affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The address of the other directors is c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.399.1770 for a free copy of the SAI.

106

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.399.1770

ANNUAL

REPORT

SEPTEMBER 30, 2012

ARTISAN EMERGING MARKETS FUND

ARTISAN FUNDS

ADVISOR SHARES

2	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

4	SCHEDULE OF INVESTMENTS

7	STATEMENT OF ASSETS AND LIABILITIES

8	STATEMENT OF OPERATIONS

9	STATEMENT OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

11	NOTES TO FINANCIAL STATEMENTS

23	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

25	SHAREHOLDER EXPENSE EXAMPLE

26	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

27	PROXY VOTING POLICIES AND PROCEDURES

27	INFORMATION ABOUT PORTFOLIO SECURITIES

29	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of Artisan Emerging Markets Fund. Before investing, investors should consider carefully the Fund’s investment objective, risks and charges and expenses. For a prospectus, which contains that information and more information about the Fund, please call 866.574.1770 or visit our website at www.artisanfunds.com. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussion presents information about the companies believed to be accurate, and the views of the portfolio manager, as of September 30, 2012. That information and those views may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Artisan Emerging Markets Fund also offers an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

Artisan Funds offered through Artisan Partners Distributors LLC, member FINRA.

ARTISAN EMERGING MARKETS FUND (ARTZX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Emerging Markets Fund employs a fundamental research process to construct a diversified portfolio of emerging market companies. The team’s investment process focuses on identifying companies that are priced at a discount relative to the team’s estimate of their sustainable earnings.

•

Sustainable Earnings. The team believes that over the long term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and strategic analyses. The financial analysis of a company’s balance sheet, income statement, and statement of cash flows focuses on identifying historical drivers of return on equity. The strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.

•

Valuation. The team believes that investment opportunities develop when businesses with sustainable earnings are undervalued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target based on their assessment of the business’s sustainable earnings and cash flow expectations and the team’s risk analysis.

•

Risk Analysis. The team believes that a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/2/2008 to 9/30/2012)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2012)

Fund / Index	1-Year	3-Year	Since Inception
Artisan Emerging Markets Fund - Advisor Shares	13.10%	0.02%	-6.14%
MSCI Emerging Markets IndexSM	16.93	5.63	-1.80

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 866.574.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners Limited Partnership’s (the “Adviser” or “Artisan Partners”) contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 26 for a description of the index.

2

INVESTING ENVIRONMENT

Emerging markets, as measured by the MSCI Emerging Markets IndexSM, advanced over the period as Europe’s precarious financial situation and the overall progression of the global economy continued to dictate investor sentiment across developed and emerging markets. Central banks in the U.S. and the eurozone dominated the headlines with attempts to stimulate economic growth through a variety of easing monetary measures. Despite Spain and Italy joining Greece on the frontline of the sovereign debt crisis and slower growth from the BRIC (Brazil, Russia, India and China) economies, emerging markets posted gains in three of the four quarters for the year ended September 30, 2012.

SECTOR DIVERSIFICATION

Sector	9/30/2011	9/30/2012
Consumer Discretionary	12.0%	12.2%
Consumer Staples	5.2	3.6
Energy	10.3	11.8
Financials	18.0	21.1
Healthcare	3.4	2.2
Industrials	7.8	9.0
Information Technology	18.3	18.1
Materials	13.4	11.0
Telecommunication Services	7.7	6.7
Utilities	2.0	2.6
Other assets less liabilities	1.9	1.7
	100.0%	100.0%

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2012, Artisan Emerging Markets Fund returned 13.10%, underperforming the MSCI Emerging Markets IndexSM, which returned 16.93% over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Samsung Electronics Co., Ltd., an electronic product manufacturer; Taiwan Semiconductor Manufacturing Company Ltd., an integrated circuit manufacturer; Hon Hai Precision Industry Co., Ltd., an electronic manufacturing service provider; Grupo Financiero Banorte S.A.B. de C.V., a financial institution; and Mr. Price Group Limited, a retail operator.

Notable detractors included: HTC Corporation, a smartphone designer and manufacturer; E Ink Holdings Inc., a thin film liquid crystal display manufacturer; GOME Electrical Appliances Holdings Limited, a household appliance and consumer electronics retailer; Ajisen (China) Holdings Limited, a chain restaurant operator; and Vale SA, a metals and mining company.

REGION ALLOCATION

Region	9/30/2011	9/30/2012
Emerging Asia	48.1%	51.3%
Latin America	26.4	24.0
Europe, Middle East & Africa	20.8	19.7
Developed Markets	2.8	3.3

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Naspers Limited, an electronic and print media holding company; Hyundai Mobis, an automotive parts and equipment manufacturer; ICICI Bank Limited, a retail and commercial bank operator; China Unicom (Hong Kong) Limited, a telecommunications provider; and Sberbank of Russia, a bank specializing in commercial banking services. We funded these purchases in part by selling our positions in MTN Group Limited, Mr. Price Group Limited, Totvs SA, PT Telekomunikasi Indonesia Persero Tbk and Tim Participacoes S.A.

3

ARTISAN EMERGING MARKETS FUND

Schedule of Investments – September 30, 2012

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 98.3%

BRAZIL - 14.7%
Anhanguera Educacional Participacoes SA	486,700	$8,091
Banco do Brasil S.A.(1)(2)	107,980	1,321
Banco do Brasil S.A.	470,800	5,759
BM&F BOVESPA SA	1,390,776	8,404
BR Properties SA	426,320	5,562
Companhia Energetica de Minas Gerais-CEMIG, Preferred(3)	632,738	7,672
Companhia Vale do Rio Doce	947,013	17,046
Hypermarcas SA(4)	1,791,538	13,159
Julio Simoes Logistica SA	392,798	2,129
Magazine Luiza SA	740,900	4,473
Magnesita Refratarios SA	942,900	3,488
PDG Realty SA Empreendimentos e Participacoes	2,504,951	4,720
Petroleo Brasileiro S.A.	2,274,489	26,142
Randon SA Implementos e Participacoes, Preferred(3)	1,313,824	7,628

		115,594
CHILE - 1.3%
Empresa Nacional de Telecomunicaciones S.A.	239,319	4,989
S.A.C.I. Falabella	502,065	5,059

		10,048
CHINA - 11.7%
Ajisen (China) Holdings Limited	6,764,913	4,476
Chaoda Modern Agriculture (Holdings) Limited(2)(4)(5)	12,474,536	48
China High Precision Automation Group Ltd.(2)(5)	9,066,000	725
China Life Insurance Co., Limited, H Shares	2,340,800	6,747
China Shenhua Energy Company Limited	1,240,500	4,799
China Unicom (Hong Kong) Limited	5,127,500	8,411
CNOOC Limited	6,879,000	14,088
Digital China Holdings Limited	4,569,460	7,284
GOME Electrical Appliances Holdings Limited(4)	35,408,881	3,745
Huabao International Holdings Limited	13,530,322	7,678
Huaneng Power International, Inc., H Shares	9,089,523	6,916
Mindray Medical International Limited, Class A (DR)	176,317	5,926
Noah Holdings Ltd. (DR)	435,033	1,879
Sinopharm Group Co, H Shares	2,964,500	9,481
Springland International Holdings Ltd.	6,193,590	3,059

CHINA (CONTINUED)
Zhuzhou CSR Times Electric Co., Ltd., H Shares	2,694,515	$6,922

		92,184
COLOMBIA - 1.0%
Grupo de Inversiones Suramericana	349,828	5,917
Grupo de Inversiones Suramericana, Preferred(3)	86,758	1,605

		7,522
EGYPT - 0.5%
Egyptian Financial Group-Hermes Holding(4)(5)	1,805,980	3,567

HONG KONG - 1.0%
AIA Group Ltd.	2,091,065	7,753

HUNGARY - 1.0%
MOL Hungarian Oil and Gas Nyrt., Class A	95,748	7,927

INDIA - 7.2%
ICICI Bank Limited	451,882	9,098
India Cements Limited	3,509,809	6,298
Infosys Limited	215,053	10,344
Mahindra & Mahindra Ltd.	499,614	8,183
Petronet LNG Ltd.	451,941	1,353
Power Finance Corporation	2,158,195	7,733
Reliance Infrastructure Ltd.	606,938	6,182
Tech Mahindra Ltd.	244,896	4,519
Welspun Corporation Ltd.	1,637,334	3,145

		56,855
INDONESIA - 4.2%
Indofood CBP Sukses Makmur TBK PT	8,411,000	5,581
PT Astra International Tbk	18,549,870	14,344
PT Bank Negara Indonesia Tbk	24,013,018	9,849
PT Gudang Garam Tbk	751,473	3,647

		33,421
ITALY - 0.8%
Tenaris S.A. (DR)	162,820	6,638

KAZAKHSTAN - 1.0%
KazMunaiGas Exploration Production (DR)	407,659	7,521

KOREA - 13.5%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	318,214	7,430
E-Mart Co., Ltd.	28,357	6,187
Hyundai Mobis	33,150	9,261

4

	Shares Held	Value

KOREA (CONTINUED)
KB Financial Group, Inc.	299,442	$10,696
LOCK&LOCK CO., LTD.	151,814	3,258
Samsung Electronics Co., Ltd.	44,330	53,686
Shinhan Financial Group Co., Ltd.	328,770	11,226
Shinsegae Co., Ltd.	22,118	4,179

		105,923
MEXICO - 5.7%
America Movil SAB de C.V., Series L	13,458,223	17,147
Grupo Financiero Banorte S.A. de C.V., O Shares	1,148,844	6,493
Grupo Financiero Santander Mexico SAB de CV, Series B (DR)(4)	358,037	4,905
Grupo Televisa S.A., Series CPO	1,700,199	8,018
OHL Mexico SAB de CV(4)	5,037,080	8,128

		44,691
PANAMA - 0.8%
Copa Holdings SA, Class A(3)	74,186	6,029

PERU - 0.5%
Cementos Pacasmayo S.A.A. (DR)(4)	359,298	4,089

PHILIPPINES - 0.9%
Philippine Long Distance Telephone Company	110,000	7,341

RUSSIA - 7.4%
Globaltrans Investment PLC (DR)	454,787	9,450
LSR Group O.J.S.C. (DR)	1,771,168	8,236
LUKOIL (DR)	289,575	17,838
Mobile TeleSystems (DR)	468,213	8,203
Polymetal International PLC	404,286	7,083
Sberbank of Russia	2,596,586	7,595

		58,405
SOUTH AFRICA - 5.1%
African Bank Investments Limited	1,793,730	7,123
Harmony Gold Mining Company Limited	846,231	7,100
Impala Platinum Holdings Limited	416,180	6,951
Imperial Holdings Limited	202,232	4,556
Mondi Limited	499,190	5,070
Naspers Limited, N Shares	157,564	9,749

		40,549
SWEDEN - 0.5%
Alliance Oil Company Ltd. (DR)(4)	492,362	3,890

TAIWAN - 11.1%
Chinatrust Financial Holding Company Ltd.	12,897,879	7,788
E Ink Holdings Inc.	5,910,000	6,452
Far Eastern Textile Ltd.	5,772,339	6,518
Hon Hai Precision Industry Co., Ltd.	5,965,213	18,722
HTC Corporation	417,251	4,042
MediaTek Incorporation	893,794	9,437
Taiwan Fertilizer Co., Ltd.	2,651,000	7,190

TAIWAN (CONTINUED)
Taiwan Semiconductor Manufacturing Company Ltd.	9,021,647	$27,637

		87,786
THAILAND - 2.7%
Advanced Info Service Public Company Limited (DR)	906,500	6,303
Bangkok Bank Public Company Limited (DR)	1,576,400	9,936
Bumrungrad Hospital Public Company Limited (DR)	707,516	1,885
PTT Exploration and Production Public Company Limited (DR)	538,800	2,845

		20,969
TURKEY - 4.2%
Arcelik A.S.	760,519	4,045
Emlak Konut Gayrimenkul Yatirim	5,719,853	7,988
Tekfen Holding A.S.	2,114,262	7,670
Turk Ekonomi Bankasi A.S.(4)	1,752,063	1,687
Turk Hava Yollari Anonim Ortakligi (THY)(4)	2,215,540	4,635
Turkiye Sinai Kalkinma Bankasi A.S.	6,264,761	6,972

		32,997
UNITED ARAB EMIRATES - 0.5%
Air Arabia(5)	22,225,071	3,951

UNITED KINGDOM - 1.0%
Antofagasta plc	396,243	8,075

Total common and preferred stocks (Cost $799,206)		773,725

	Par Amount
CONVERTIBLE DEBENTURES - 0.0%

BRAZIL - 0.0%
PDG Realty SA Empreendimentos e Participacoes - Debenture (0.0%, 9/16/16)(4)(5)	3,720	128

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.8%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/28/12, due 10/1/12, maturity value $14,379 (Cost $14,379)(6)	14,379	$14,379

Total investments - 100.1% (Cost $813,585)		788,232

Other assets less liabilities - (0.1%)		(976)

Total net assets - 100.0%(7)		$787,256

5

(1)

The shares of Banco do Brasil S.A. were acquired in a private placement and are restricted. The shares of Banco do Brasil S.A. are freely tradeable outside the United States, where the Fund expects to trade them.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Banco do Brasil S.A.	7/1/2010	$1,477	$1,321	0.2%

(2)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Partners Funds, Inc. (“Artisan Funds”). In total, the value of securities determined to be illiquid was $2,094, or 0.3% of total net assets.

(3)	Non-voting shares.
(4)	Non-income producing security.
(5)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $8,419 or 1.1% of total net assets.
(6)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	2.375%	5/31/2018	$14,668

(7)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2012 Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$95,958	12.2%
Consumer Staples	28,622	3.6
Energy	93,041	11.8
Financials	165,839	21.1
Healthcare	17,292	2.2
Industrials	70,490	9.0
Information Technology	142,848	18.1
Materials	86,471	11.0
Telecommunication Services	52,394	6.7
Utilities	20,770	2.6

Total common and preferred stocks	773,725	98.3
Convertible debentures (1)	128	- (2)
Short-term investments	14,379	1.8

Total investments	788,232	100.1
Other assets less liabilities	(976)	(0.1)

Total net assets	$787,256	100.0%

(1)	Sector classification of consumer discretionary.
(2)	Amount rounds to less than 0.1%.

CURRENCY EXPOSURE - September 30, 2012 Dollar values in thousands
	Value	Percentage of Total Investments
Brazilian real	$115,722	14.7%
British pound	15,158	1.9
Chilean peso	10,048	1.3
Colombian peso	7,522	1.0
Egyptian pound	3,567	0.5
Hong Kong dollar	92,132	11.7
Hungarian forint	7,927	1.0
Indian rupee	56,855	7.2
Indonesian rupiah	33,421	4.2
Korean won	105,923	13.4
Mexican peso	39,786	5.1
Philippine peso	7,341	0.9
South African rand	40,549	5.1
Swedish krona	3,890	0.5
Taiwan dollar	87,786	11.1
Thai baht	20,969	2.7
Turkish lira	32,997	4.2
U.S. dollar	102,688	13.0
United Arab Emirates dirham	3,951	0.5

Total investments	$788,232	100.0%

TOP TEN HOLDINGS - September 30, 2012
Company Name	Country	Percentage of Total Net Assets
Samsung Electronics Co., Ltd.	Korea	6.8%
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	3.5
Petroleo Brasileiro S.A.	Brazil	3.3
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.4
LUKOIL	Russia	2.3
America Movil SAB de C.V.	Mexico	2.2
Companhia Vale do Rio Doce	Brazil	2.2
PT Astra International Tbk	Indonesia	1.8
CNOOC Limited	China	1.8
Hypermarcas SA	Brazil	1.7

Total		28.0%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

6

ARTISAN FUNDS

Statement of Assets and Liabilities – September 30, 2012

Dollar values in thousands

	EMERGING MARKETS
ASSETS:
Investments in securities, unaffiliated, at value	$773,853
Short-term investments (repurchase agreements), at value	14,379

Total investments	788,232
Cash	- (	1)
Foreign currency	546
Net unrealized gain on foreign currency spot contracts	12
Receivable from investments sold	5,007
Receivable from fund shares sold	98
Dividends and interest receivable	868

Total assets	794,763

LIABILITIES:
Payable for investments purchased	5,789
Payable for fund shares redeemed	271
Payable for operating expenses	349
Payable for foreign taxes(2)	1,098

Total liabilities	7,507

Total net assets	$787,256

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$899,737
Net unrealized depreciation on investments and foreign currency related transactions	(26,417)
Accumulated undistributed net investment income	6,546
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(92,610)

	$787,256

SUPPLEMENTARY INFORMATION:
Net assets
Institutional Shares	$494,836
Advisor Shares	$292,420
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Institutional Shares	38,795,770
Advisor Shares	22,913,019
Net asset value, offering price and redemption price per share
Institutional Shares	$12.75
Advisor Shares	$12.76
Cost of securities of unaffiliated issuers held	$813,585
Cost of foreign currency	$545

(1)	Amount rounds to less than $1.
(2)	Including foreign taxes on unrealized gains of $1,066.

The accompanying notes are an integral part of the financial statements.

7

ARTISAN FUNDS

Statement of Operations – For the Year Ended September 30, 2012

Dollar values in thousands

EMERGING MARKETS
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$18,971
Interest	5

Total investment income	18,976

EXPENSES:
Advisory fees	8,361
Transfer agent fees
Institutional Shares	21
Advisor Shares	912
Shareholder communications
Institutional Shares	15
Advisor Shares	57
Custodian fees	562
Accounting fees	69
Professional fees	102
Registration fees
Institutional Shares	49
Advisor Shares	31
Directors’ fees	25
Other operating expenses	26

Total operating expenses	10,230

Net investment income	8,746

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on:
Investments(1)	(80,098)
Foreign currency related transactions	(735)

(80,833)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments(1)	163,379
Foreign currency related transactions	77

163,456

Net gain on investments and foreign currency related transactions	82,623

Net increase in net assets resulting from operations	$91,369

(1)	Net of foreign taxes withheld on dividends	Net of foreign taxes on realized gains	Net of foreign taxes on unrealized gains
	$2,070	$491	$913

The accompanying notes are an integral part of the financial statements.

8

ARTISAN FUNDS

Statement of Changes in Net Assets

Dollar values in thousands

	EMERGING MARKETS
	Year Ended 9/30/2012	Year Ended 9/30/2011
OPERATIONS:
Net investment income	$8,746	$10,346
Net realized gain (loss) on:
Investments	(80,098)	9,473
Foreign currency related transactions	(735)	(2,693)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	163,379	(255,535)
Foreign currency related transactions	77	336

Net increase (decrease) in net assets resulting from operations	91,369	(238,073)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Institutional Shares	(3,946)	(3,345)
Advisor Shares	(1,843)	(1,835)
Net realized gains on investment transactions:
Institutional Shares	(1,096)	-
Advisor Shares	(777)	-

Total distributions paid to shareholders	(7,662)	(5,180)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	34,270	392,736

Total increase in net assets	117,977	149,483

Net assets, beginning of period	669,279	519,796

Net assets, end of period	$787,256	$669,279

Accumulated undistributed net investment income	$6,546	$4,668

The accompanying notes are an integral part of the financial statements.

9

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	ARTISAN EMERGING MARKETS FUND
	Advisor Shares

	Year or Period Ended

	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008(1)

Net Asset Value Beginning of Period	$11.38	$15.24	$13.03	$11.16	$17.43
Net Investment Income(2)	0.10	0.18	0.18	0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.38	(3.94)	2.12	1.93	(6.31)

Total Income (Loss) from Investment Operations	1.48	(3.76)	2.30	2.00	(6.27)

Dividends from Net Investment Income	(0.07)	(0.10)	(0.09)	(0.12)	-
Distributions from Net Realized Gains	(0.03)	-	-	(0.01)	-

Total Distributions	(0.10)	(0.10)	(0.09)	(0.13)	-

Net Asset Value End of Period	$12.76	$11.38	$15.24	$13.03	$11.16

Total Return(3)	13.10%	(24.86)%	17.75%	18.64%	(35.97)%
Net Assets End of Period (millions)	$292.4	$317.2	$235.6	$50.4	$3.2
Ratio of Expenses to Average Net Assets(4)(5)	1.48%	1.47%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets(4)(5)	0.85%	1.19%	1.28%	0.70%	0.93%
Portfolio Turnover Rate(3)	38.19%	30.86%	25.89%	56.88%	42.24%

(1)	For the period from commencement of operations June 2, 2008 through September 30, 2008.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
9/30/2010	1.73%	1.04%
9/30/2009	3.00%	(0.80)%
9/30/2008	9.73%	(7.30)%

The accompanying notes are an integral part of the financial statements.

10

ARTISAN FUNDS

Notes to Financial Statements – September 30, 2012

(1)	Organization:

Artisan Partners Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of twelve open-end, diversified mutual funds. Artisan Emerging Markets Fund (the “Fund”) commenced operations on June 26, 2006. The Fund’s investment objective is to seek long-term capital growth.

Emerging Markets Fund offers shares of capital stock of two classes – Institutional Shares and Advisor Shares – and began offering Advisor Shares on June 2, 2008. Advisor Shares are sold to employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors. All investments and exchanges are subject to approval by the Fund. The financial statements of Institutional Shares are presented in a separate report.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

The Fund is managed by Artisan Partners Limited Partnership (the “Adviser” or “Artisan Partners”). The Adviser is wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”).

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of Artisan Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of the Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of the Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of the Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, and over-the-counter securities, were valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (each, a “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information,

11

NOTES TO FINANCIAL STATEMENTS

depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security was valued using (i) the closing price on another exchange on which the security traded (if such price was made available by a pricing vendor) or (ii) the most recent bid quotation on the principal exchange or, if such bid was not available, from a secondary exchange or in the over-the-counter market. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Emerging Markets Fund generally invested a significant portion, and perhaps as much as substantially all, of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Fund invested were sometimes open on days when the NYSE was not open and the Fund did not calculate its NAV, and sometimes were not open on days when the Fund did calculate its NAV. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Fund calculated its NAV. That was generally the case for markets in Europe, Asia, Australia and other Far Eastern markets. The regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Fund calculated its NAV.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available, and the Fund may therefore have used fair value pricing, if, among other things, the valuation committee believed that the price determined did not reflect a fair value of the security or that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (a “subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in values of market indices, exchange traded funds or other financial instruments in the U.S. or other markets. Artisan Funds monitored for subsequent events using several tools, including the use of a third party research service to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by the third party research service.

When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security.

12

NOTES TO FINANCIAL STATEMENTS

Estimates of fair values utilized by the Fund as described above may differ from the value realized on the sale of those securities and the differences may have been material to the NAV of the Fund.

Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. These securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make these markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

(b)	Fair value measurements – Under United States generally accepted accounting principles for fair value measurement, accounting standards clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require additional disclosures about the use of fair value measurements. In accordance with this standard, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – quoted prices in active markets for identical investments
•

Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, credit risks and securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading)

13

NOTES TO FINANCIAL STATEMENTS

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining a fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

The following table summarizes the Fund’s investments, by major security type, based on the inputs used to determine their fair values as of September 30, 2012 (in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerging Markets
Equity Securities(1)
Developed Markets	$26,356	$-	$-	$26,356
Emerging Asia	403,706	-	773	404,479
Europe, Middle East & Africa	147,399	7,518	-	154,917
Latin America	187,973	-	-	187,973
Convertible Debentures	-	128	-	128
Repurchase Agreements	-	14,379	-	14,379
Total	$765,434	$22,025	$773	$788,232

(1)	See the Fund’s Schedule of Investments for sector or country classifications.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. At September 30, 2011, the fair market values of certain securities were adjusted, resulting in their Level 2 classification, due to developments that occurred between the time of the close of the foreign markets on which those securities trade and the close of regular session trading on the NYSE. Transfers from Level 2 to Level 1 for the Fund as of September 30, 2012 were approximately $459,182,000.

14

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2012, two equity securities held in Emerging Markets Fund were classified as Level 3 due to a halt in trading. Due to the lack of observable market data for these securities, fair market values were determined in good faith by the valuation committee using various inputs, including unobservable inputs of discounts for illiquidity ranging from 50% to 90%. Increasing or decreasing the discounts for illiquidity would decrease or increase the calculated fair market value of the securities, respectively. As of September 30, 2012, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows (in thousands):

Emerging Markets(1)
Balance as of September 30, 2011	$-
Transfers into Level 3	773

Balance as of September 30, 2012	$773

Net change in unrealized appreciation (depreciation) for investments held as of September 30, 2012	$-

(1) All Level 3 securities were equity securities with a regional classification of Emerging Asia.

(c)	Taxes – No provision was made for federal income taxes or excise taxes since the Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Fund has analyzed the tax positions taken on federal income tax returns for all remaining open tax years (fiscal years 2008 through 2012) and has concluded that as of September 30, 2012, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and each state’s department of revenue.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statement of Operations. The amount of foreign tax owed is included in “Payable for foreign taxes” on the accompanying Statement of Assets and Liabilities, and is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

As of and during the year ended September 30, 2012, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2012, the Fund did not incur any interest or penalties.

15

NOTES TO FINANCIAL STATEMENTS

(d)	Portfolio transactions – In determining the Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable regulations. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(e)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes, payables and receivables for securities transactions, dividend and reclaim receivables, other receivables and payables, and cash denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of the Fund’s NAV on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a current spot market rate of exchange on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss.

The Fund may enter into (a) foreign currency spot contracts and (b) foreign currency forward contracts. Foreign currency spot contracts are used to facilitate the purchase and sale of non-U.S. securities and generally settle within three business days. Foreign currency forward contracts are used to hedge against foreign currency exchange rate risks on non-U.S. dollar denominated investment securities. Open foreign currency spot contracts and foreign currency forward contracts, if any, were recorded at market value and recorded in the Statement of Assets and Liabilities. Realized and unrealized gains and losses were reported as foreign currency related transactions and are recorded in the Statement of Operations.

The Fund could be exposed to loss if the counterparties fail to perform under these contracts. For the year ended September 30, 2012, the Fund entered only into forward currency spot contracts. Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(f)	Repurchase agreements – The Fund may enter into repurchase agreements with institutions that the Adviser determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral (in the form of U.S. government securities) was held by the Fund’s custodian and in the event of default on the obligation of the counterparty to repurchase, the Fund had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

16

NOTES TO FINANCIAL STATEMENTS

(g)	Depositary receipts – The Fund may invest in depositary receipts. Depositary receipts are typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security issued by an issuer and deposited with the depositary.

(h)	Equity-linked participation certificates – The Fund may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked participation certificate typically entitles the holder to a return equal to the market return of the underlying security or securities, subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity-linked participation certificates and the Fund’s potential loss is limited to the purchase price of the securities. The Fund is exposed to credit risk associated with the counterparty to the transaction, which is monitored by Fund management on a periodic basis.

(i)	Transfer agent and authorized agent fees – The Fund paid fees to, and reimbursed expenses of, the Fund’s transfer agent. In addition, the Fund has authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders for Advisor Shares on the Fund’s behalf. Many authorized agents charged a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and other services. The fee was either based on the number of accounts to which the authorized agent provided such services, or was a percentage (as of September 30, 2012 up to 0.40% annually) of the average value of Fund shares held in such accounts. The Fund paid a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered on the books of the Fund’s transfer agent. The balance of the fees incurred was paid by the Adviser. The Fund’s expenses incurred for services provided by authorized agents were included in “Transfer agent fees” in the Statement of Operations. The table below shows the fees and expenses to the Fund’s transfer agent and the fees to authorized agents incurred by each class of the Fund during the year ended September 30, 2012 (in thousands).

	Year Ended 9/30/12
	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
Advisor Shares	$67	$845	$912
Institutional Shares	21	-	21

(j)	Commission recapture – The Fund had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. The Fund received no such cash rebates during the year ended September 30, 2012.

(k)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make

17

NOTES TO FINANCIAL STATEMENTS

estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(l)	Indemnifications – In the normal course of business, the Fund has entered into contracts in which the Fund agrees to indemnify the other party or parties against various potential costs or liabilities. The Fund’s maximum exposure under these arrangements is unknown. No claim was made for indemnification pursuant to any such agreement of the Fund.

(m)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Fund. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Emerging Markets Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. The Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to, when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Fund waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Fund’s prospectus.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Fund. In exchange for those services, Emerging Markets Fund paid a monthly management fee to the Adviser at the annual rate of 1.05% of the Fund’s average daily net assets.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Fund. Each director who was not an affiliated person of the Adviser received an annual retainer of $200,000, payable quarterly, as well as reimbursement of expenses related to his or her duties as a director of Artisan Funds. The amount of the annual retainer increases by $10,000 with each new series of Artisan Funds. In addition, the non-interested chair of the board of directors received an annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director

18

NOTES TO FINANCIAL STATEMENTS

received an annual retainer of $30,000, payable quarterly. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the directors under the plan, deferred amounts would be invested in shares of Artisan Funds as selected by the individual directors. The Fund would purchase shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. As of September 30, 2012, no directors have elected to participate in the deferred compensation plan.

Shares of Artisan Funds were offered for sale by Artisan Partners Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Fund were paid by the Adviser.

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company (“SSB”), which expires in August 2013, under which each Fund may borrow up to $75 million, provided that such borrowing does not exceed the lesser of (a) 33 1/3% of its adjusted net assets, with adjusted net assets being total assets less total liabilities (excluding indebtedness for borrowed money) after giving effect to the borrowing, and (b) the maximum amount the Fund is permitted to borrow pursuant to applicable law, pursuant to the Fund’s prospectus limitations on indebtedness, pursuant to any vote of the shareholders of the Fund, or pursuant to any limitation on borrowings in any applicable agreement with any governmental authority or regulator or any other applicable agreement or document to which such Fund is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit and interest was charged on any borrowings at the higher of the current Federal Funds or overnight LIBOR rates plus 1.25%. The commitment fee is allocated to each Fund based on net assets. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2012, the Fund had maximum borrowings of $13,951,000.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2012 were $324,723,000 and $292,130,000, respectively.

19

NOTES TO FINANCIAL STATEMENTS

(6)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation on investments as of September 30, 2012 was as follows (in thousands):

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation on Investments
$854,184	$75,815	$(141,767)	$(65,952)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows (in thousands):

Year Ended 9/30/12		Year Ended 9/30/11
Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
$5,791	$1,871	$5,180	$ -

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that impose treatment that is different from the treatment that would result from the application of United States generally accepted accounting principles. These differences were due to differing treatments for such items as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and qualified late year ordinary losses.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve-month period ending December 31. In connection with these requirements, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of the Funds’ fiscal year, September 30, 2012. Qualified late year ordinary losses are specified losses generally incurred between January 1 and the end of the Fund’s fiscal year, September 30, 2012.

20

NOTES TO FINANCIAL STATEMENTS

Additional tax information as of and for the year ended September 30, 2012 follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Gain	Qualified Late Year Capital Losses	Late Year Ordinary Losses	Other Deferred Gains (Losses)(1)
10,966	-	55,920	-	(1,078)

(1)

Other deferred gains and losses relate to (a) gains or losses on transactions that occurred subsequent to year end that affected the distributable earnings at September 30, 2012 such as wash sales, (b) unrealized gains and losses on open foreign currency contracts and (c) other items.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term, as permitted under previous law. Thus, such losses must be used first to offset gains of the same character; for example, long-term carryforward losses will first offset long-term gains, before they can be used to offset short-term gains.

For the year ended September 30, 2012, the Fund had short-term capital loss carryovers of $497,000, which may be carried forward for an unlimited period. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

21

NOTES TO FINANCIAL STATEMENTS

(7)	Fund share activities:

Capital share transactions for the Fund were as follows (dollar values in thousands):

	EMERGING MARKETS
Year ended September 30, 2012	Institutional Shares	Advisor Shares
Proceeds from shares issued	$204,774	$99,599
Net asset value of shares issued in reinvestment of dividends and distributions	4,973	2,064
Cost of shares redeemed(1)	(115,493)	(161,647)

Net increase (decrease) from fund share transactions	$94,254	$(59,984)

Shares sold	16,979,081	8,026,342
Shares issued in reinvestment of dividends and distributions	440,061	182,171
Shares redeemed	(9,579,084)	(13,166,849)

Net increase (decrease) in capital shares	7,840,058	(4,958,336)

	EMERGING MARKETS
Year ended September 30, 2011	Institutional Shares	Advisor Shares
Proceeds from shares issued	$208,436	$302,182
Net asset value of shares issued in reinvestment of dividends and distributions	3,270	1,764
Cost of shares redeemed(1)	(18,510)	(104,406)

Net increase from fund share transactions	$193,196	$199,540

Shares sold	13,451,736	19,672,672
Shares issued in reinvestment of dividends and distributions	208,694	112,253
Shares redeemed	(1,368,082)	(7,374,302)

Net increase in capital shares	12,292,348	12,410,623

(1)	Net of redemption fees of:

	9/30/2012	9/30/2011
Emerging Markets - Institutional Shares	$25	$29
Emerging Markets - Advisor Shares	$17	$26

(8)	Subsequent Events

The Fund evaluated subsequent events through the date of issuance of the Fund’s financial statements and has determined there is no impact to the Fund’s financial statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Artisan Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Artisan Emerging Markets Fund (one of the twelve portfolios constituting Artisan Partners Funds, Inc.) (the “Fund”) as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Emerging Markets Fund of Artisan Partners Funds, Inc. at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 21, 2012

23

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Fund’s fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Fund.

The Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares, in thousands), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2012 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2012 that are eligible for the dividends received deduction available to certain corporate shareholders.

Long-Term Capital Gains	Qualified Dividend Income	Dividends Receivable Deduction
1,871	99.53%	-%

24

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012.

Actual Expenses

The first line under the Fund’s name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under the Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for the six months ended September 30, 2012 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period 4/1/2012 - 9/30/2012
Artisan Emerging Markets Fund - Advisor Shares
Actual	$1,000.00	$959.40	$7.25
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six month period ended September 30, 2012 (shown below), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six Month Period Ended September 30, 2012
Artisan Emerging Markets Fund - Advisor Shares	1.48%

25

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO  HOLDINGS’ CLASSIFICATION

The discussion of the Fund included in this report includes statistical information about the portfolio of the Fund. Except as otherwise noted, that information is as of September 30, 2012. That information will vary with changes in the Fund’s portfolio investments. The performance information for the Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Research Systems, Inc. (“FactSet”). For the purposes of assigning portfolio securities to a particular country in this report, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. However, the Adviser in its own judgment may consider an issuer to be from a country other than the country designated by the securities information vendors. The Adviser currently uses MSCI Inc. as its primary source and FactSet as a secondary source for this information. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. The Adviser may also consider other criteria such as the source of a company’s revenues. Over time, country designations may change.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry, or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Fund’s data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Description of Index

The Fund’s performance is compared in this report to changes in a broad-based index of changes in prices of securities in the market in which the Fund invests. This index is unmanaged and its returns include reinvested dividends. Unlike the Fund’s returns, the returns of the index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in the index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

The index to which the Fund is compared is the Morgan Stanley Capital International Emerging Markets IndexSM, a market-weighted index of companies in emerging markets.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report, if any, are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

26

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND  PORTFOLIO HOLDINGS’ CLASSIFICATION

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 866.574.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, on Artisan Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on Artisan Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Fund’s Forms N-Q are

27

INFORMATION ABOUT PORTFOLIO SECURITIES

available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

28

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws further provide that each director must retire by the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 16, 2012, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during at least the last five years are shown below.1 Each director oversees all twelve series of Artisan Funds.

Name and Age at 11/16/12	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 69	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).
Gail L. Hanson – 56	Director	1/1/12	Chief Financial Officer, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.	Director, Northwestern Mutual Series Fund, Inc. (individual life insurance and investment company) (28 portfolios).
Thomas R. Hefty – 65	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.

29

DIRECTORS AND OFFICERS

Name and Age at 11/16/12	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Patrick S. Pittard – 66	Director	8/9/01	Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).
R. Scott Trumbull – 63	None	11/13/12	Chairman and Chief Executive Officer, Franklin Electric Co., Inc. (manufacturer of water and fuel pumping systems).	Director, Health Care REIT (investor in health care real estate).
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 55*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.
Officers:
Eric R. Colson – 42	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.
Brooke J. Billick – 58	Chief Compliance Officer	8/19/04	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of Artisan Partners; until January 2012, Chief Compliance Officer of Artisan Partners and Artisan Partners Distributors LLC.	None.
Gregory K. Ramirez – 42	Chief Financial Officer and Treasurer	2/8/11	Managing Director and Chief Accounting Officer (since March 2010) of Artisan Partners; Vice President, Treasurer and Chief Financial Officer of Artisan Partners Distributors LLC; until July 2012, Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.	None.

30

DIRECTORS AND OFFICERS

Name and Age at 11/16/12	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Sarah A. Johnson – 40	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010), Associate Counsel and Chief Compliance Officer (since January 2012) of Artisan Partners; Vice President and Secretary of Artisan Partners Distributors, LLC; until February 2011, Assistant Secretary of Artisan Funds.	None.
James S. Hamman, Jr. – 43	Vice President and Assistant Secretary	2/8/11	Associate Counsel of Artisan Partners since March 2010; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.
Stephen W. Hlavach – 43	Assistant Treasurer	2/14/12	Tax Director of Artisan Partners since January 2011; prior thereto, Tax Lead, Mergers & Acquisitions of The Boeing Company.	None.
Shannon K. Jagodinski – 35	Assistant Treasurer	2/14/12	Senior Manager of Investment Accounting of Artisan Partners.	None.

[1]	Howard B. Witt retired as a director of Artisan Funds effective November 13, 2012.
*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

The business address of the officers and the director affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The address of the other directors is c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 866.574.1770 or visit our website at www.artisanfunds.com for a free copy of the SAI.

31

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 866.574.1770

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

Registrant’s board of directors has determined that Thomas R. Hefty, member and chairman of the registrant’s audit committee and Gail L. Hanson, member of the registrant’s audit committee, each qualify as an audit committee financial expert, as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Hefty and Ms. Hanson are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including, without limitation, for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, are summarized in the tables below. The tables summarize fees billed (or to be billed) by the registrant’s principal accountant for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011
Audit Fees (a)	$265,500	$257,900
Audit-Related Fees (b)	$50,200	$48,800
Tax Fees (c)	$293,650	$212,450
All Other Fees (d)	$—	—

(a) “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including for 2012, portions of which have not been billed at the time of this filing and fees billed for consents issued in conjunction with the registrant’s post-

effective amendments to the Funds’ registration statements filed for each of the last two fiscal years. The fees billed during the fiscal year ended September 30, 2012 also include consents issued in conjunction with the registrant’s post-effective amendments to the Funds’ registration statements filed in connection with the name change of Artisan Global Opportunities Fund (formerly Artisan Growth Opportunities Fund) and the initial offering of institutional shares of Artisan Global Value Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund. The fees billed during the fiscal year ended September 30, 2011 also include consents issued in conjunction with the registrant’s post-effective amendments to the Funds’ registration statements filed in connection with the initial offering of institutional shares of Artisan Global Opportunities Fund and Artisan Value Fund.

(b) “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

The fees billed by Ernst & Young LLP during the fiscal years ended September 30, 2012 and September 30, 2011 include fees incurred for services for review procedures performed in conjunction with the semiannual reports to shareholders as of March 31, 2012 and March 31, 2011.

(c) “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

The fees shown in the table above for the fiscal year ended September 30, 2012 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2012, which have not been billed as of the time of this filing; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2012, which also have not yet been billed as of the time of this filing; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2011 and the excise year ended December 31, 2011, and the semiannual period ended March 31, 2012; (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2011; and (5) the filing of reclaims of tax amounts withheld by European Union member countries.

The fees shown in the table above for the fiscal year ended September 30, 2011 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2011; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2011; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2010 and the excise year ended December 31, 2010, and the semiannual period ended March 31, 2011; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2010.

(d) None.

(e)(1) During its regularly scheduled periodic meetings, the registrant’s audit committee considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by the principal accountants of the registrant. The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2) No services included in Items 4(b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees for the fiscal years ended September 30, 2012 and September 30, 2011 by the registrant’s principal accountant for non-audit services rendered to the registrant are shown in the tables above and described under Items 4(b) – (d) above. For the registrant’s fiscal years ended September 30, 2012 and September 30, 2011, Ernst & Young LLP served as the registrant’s principal accountant and provided no services and billed no fees for non-audit services rendered to the registrant’s adviser or entities controlling, controlled by or under common control with the adviser.

(h) The audit committee of the registrant’s board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. The provisions of Rule 2-01(c)(7) were effective on May 6, 2003. No such services were rendered on or after May 6, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of September 30, 2012 are included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to report.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), that the Disclosure Controls are effectively designed to provide reasonable assurance that the information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

	(2)	Certifications of Eric R. Colson, Principal Executive Officer and Gregory K. Ramirez, Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b)		Certification of Eric R. Colson, Principal Executive Officer and Gregory K. Ramirez, Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Partners Funds, Inc.

By:	/s/ Eric R. Colson
Eric R. Colson
Principal Executive Officer

Date:	December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric R. Colson
Eric R. Colson
Principal Executive Officer

Date:	December 4, 2012

By:	/s/ Gregory K. Ramirez
Gregory K. Ramirez
Principal Financial Officer

Date:	December 4, 2012